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                                CREDIT AGREEMENT

                                   dated as of

                                  May 28, 1998

                                     between

                         SINCLAIR BROADCAST GROUP, INC.

                     The SUBSIDIARY GUARANTORS Party Hereto

                            The LENDERS Party Hereto

                            THE CHASE MANHATTAN BANK,
                             as Administrative Agent

                           NATIONSBANK OF TEXAS, N.A.,
                             as Documentation Agent

                                       and

                             CHASE SECURITIES INC.,
                                   as Arranger


                                 $1,750,000,000

================================================================================

                                TABLE OF CONTENTS

                                                                            Page

ARTICLE I DEFINITIONS..........................................................1

     SECTION 1.01.  Defined Terms..............................................1
     SECTION 1.02.  Classification of Loans and Borrowings....................31
     SECTION 1.03.  Call Letters for Stations.................................31
     SECTION 1.04.  Terms Generally...........................................31
     SECTION 1.05.  Accounting Terms; GAAP....................................31

ARTICLE II THE CREDITS........................................................33

     SECTION 2.01.  The Credits...............................................33
     SECTION 2.02.  Loans and Borrowings......................................34
     SECTION 2.03.  Requests for Borrowings...................................34
     SECTION 2.04.  Letters of Credit.........................................35
     SECTION 2.05.  Funding of Borrowings.....................................40
     SECTION 2.07.  Termination and Reduction of the Commitments..............42
     SECTION 2.08.  Repayment of Loans; Evidence of Debt......................44
     SECTION 2.09.  Prepayment of Loans.......................................48
     SECTION 2.10.  Fees......................................................50
     SECTION 2.11.  Interest..................................................51
     SECTION 2.12.  Alternate Rate of Interest................................52
     SECTION 2.13.  Increased Costs...........................................52
     SECTION 2.14.  Break Funding Payments....................................54
     SECTION 2.15.  Taxes.....................................................54

ARTICLE III GUARANTEE.........................................................58

     SECTION 3.01.  The Guarantee.............................................58
     SECTION 3.02.  Obligations Unconditional.................................58
     SECTION 3.03.  Reinstatement.............................................59
     SECTION 3.04.  Subrogation...............................................60
     SECTION 3.05.  Remedies..................................................60
     SECTION 3.06.  Instrument for the Payment of Money.......................60
     SECTION 3.07.  Continuing Guarantee......................................60
     SECTION 3.08.  Rights of Contribution....................................60
     SECTION 3.09.  General Limitation on Guarantee Obligations...............61

ARTICLE IV REPRESENTATIONS AND WARRANTIES.....................................61

     SECTION 4.01.  Organization; Powers......................................61
     SECTION 4.02.  Authorization; Enforceability.............................62
     SECTION 4.03.  Governmental Approvals; No Conflicts......................62
     SECTION 4.04.  Financial Condition; Material Adverse Change;
                     Year 2000 Issues.........................................62
     SECTION 4.05.  Properties................................................63
     SECTION 4.06.  Litigation and Environmental Matters......................63
     SECTION 4.07.  Compliance with Laws and Agreements.......................64
     SECTION 4.08.  Investment and Holding Company Status.....................64
     SECTION 4.09.  Taxes.....................................................64
     SECTION 4.10.  ERISA.....................................................64
     SECTION 4.12.  Use of Credit.............................................64
     SECTION 4.13.  Indebtedness and Liens....................................65
     SECTION 4.14.  Capitalization............................................65
     SECTION 4.15.  Subsidiaries and Investments..............................65
     SECTION 4.16.  Broadcast Licenses........................................66
     SECTION 4.17.  Ancillary Documents.......................................67
     SECTION 4.18.  Program Services Agreements...............................67
     SECTION 4.19.  Options...................................................67
     SECTION 4.20.  Asset Use and Operating Agreements........................67
     SECTION 4.21.  Solvency..................................................67

ARTICLE V CONDITIONS..........................................................68

     SECTION 5.01.  Effective Date............................................68
     SECTION 5.02.  Each Credit Event.........................................72
     SECTION 5.03.  Each Incremental Term Loan................................72

ARTICLE VI AFFIRMATIVE COVENANTS..............................................73

     SECTION 6.01.  Financial Statements and Other Information................73
     SECTION 6.02.  Notices of Material Events................................75
     SECTION 6.03.  Existence; Conduct of Business............................76
     SECTION 6.04.  Payment of Obligations....................................76
     SECTION 6.05.  Maintenance of Properties; Insurance......................76
     SECTION 6.06.  Books and Records; Inspection Rights......................76
     SECTION 6.07.  Compliance with Laws......................................77
     SECTION 6.08.  Use of Proceeds and Letters of Credit.....................77
     SECTION 6.09.  Hedging Agreements........................................77
     SECTION 6.10.  Certain Obligations Respecting Subsidiaries...............78

ARTICLE VII NEGATIVE COVENANTS................................................78

     SECTION 7.01.  Indebtedness..............................................78
     SECTION 7.02.  Liens.....................................................80

     SECTION 7.03.  Mergers, Consolidations, Etc..............................82
     SECTION 7.04.  Acquisitions..............................................83
     SECTION 7.05.  Dispositions..............................................85
     SECTION 7.06.  Lines of Business.........................................88
     SECTION 7.07.  Investments...............................................89
     SECTION 7.08.  Restricted Payments.......................................90
     SECTION 7.09.  Transactions with Affiliates..............................92
     SECTION 7.10.  Restrictive Agreements....................................92
     SECTION 7.11.  Certain Financial Covenants...............................93
     SECTION 7.12.  Subordinated Indebtedness.................................94
     SECTION 7.13.  Modifications of Certain Documents........................95
     SECTION 7.14.  License Subsidiaries......................................95
     SECTION 7.15.  Preferred Stock...........................................97
     SECTION 7.16.  Program Services Agreements...............................97
     SECTION 7.17.  Limitation on Cure Rights.................................98

ARTICLE VIII EVENTS OF DEFAULT................................................98

ARTICLE IX THE ADMINISTRATIVE AGENT..........................................102

ARTICLE X MISCELLANEOUS......................................................105

     SECTION 10.01.  Notices.................................................105
     SECTION 10.02.  Waivers; Amendments.....................................106
     SECTION 10.03.  Expenses; Indemnity; Damage Waiver......................107
     SECTION 10.04.  Successors and Assigns..................................108
     SECTION 10.05.  Survival................................................110
     SECTION 10.06.  Counterparts; Integration; Effectiveness................111
     SECTION 10.07.  Severability............................................111
     SECTION 10.08.  Right of Setoff.........................................111
     SECTION 10.09.  Governing Law; Jurisdiction; Etc........................111
     SECTION 10.10.  WAIVER OF JURY TRIAL....................................112
     SECTION 10.11.  Headings................................................113
     SECTION 10.12.  Treatment of Certain Information; Confidentiality.......113
     SECTION 10.13.  Cure of Defaults by Agent or Lenders....................114

SCHEDULE 1.01     -        Commitments
SCHEDULE 1.03     -        Owned and Contract Stations
SCHEDULE 4.06(a)  -        Litigation
SCHEDULE 4.06(b)  -        Environmental Matters
SCHEDULE 4.13(a)  -        Material Indebtedness
SCHEDULE 4.13(b)  -        Liens
SCHEDULE 4.13(c)  -        Film Cash Payments
SCHEDULE 4.13(d)  -        Interest Rate Protection Agreements
SCHEDULE 4.14     -        Capitalization
SCHEDULE 4.15(a)  -        Subsidiaries
SCHEDULE 4.15(b)  -        Investments
SCHEDULE 4.16     -        Broadcast Licenses
SCHEDULE 4.18     -        Program Service Agreements
SCHEDULE 4.19     -        Option Agreements
SCHEDULE 4.20     -        Asset Use and Operating Agreements
SCHEDULE 7.04     -        Approved Acquisitions
SCHEDULE 7.10     -        Restrictive Agreements


EXHIBIT A      -   Form of Security Agreement

EXHIBIT B      -   Form of Guarantee Assumption Agreement

EXHIBIT C      -   Form of Asset Use and Operating Agreement

EXHIBIT D      -   Form of Incremental Term Loan Activation Notice

EXHIBIT E      -   Form of Assignment and Acceptance

EXHIBIT F      -   Form of Consent and Agreement

     CREDIT AGREEMENT dated as of May 28, 1998, between SINCLAIR BROADCAST GROUP, INC., the SUBSIDIARY GUARANTORS party hereto, the LENDERS party hereto, THE CHASE MANHATTAN BANK, as Administrative Agent and NATIONSBANK OF TEXAS, N.A., as Documentation Agent.

     The parties hereto agree as follows:

                                    ARTICLE I

                                   DEFINITIONS

     SECTION 1.01. Defined Terms. As used in this Agreement, the following terms have the meanings specified below:

     "ABR", when used in reference to any Loan or Borrowing, refers to whether such Loan, or the Loans comprising such Borrowing, are bearing interest at a rate determined by reference to the Alternate Base Rate.

     "Acquisitions" means the Approved Acquisitions and the Other Acquisitions.

     "Additional Senior Subordinated Notes" has the meaning assigned to such term in Section 7.01(c).

     "Adjusted LIBO Rate" means, with respect to any Eurodollar Borrowing for any Interest Period, an interest rate per annum (rounded upwards, if necessary, to the next 1/16 of 1%) equal to (a) the LIBO Rate for such Interest Period multiplied by (b) the Statutory Reserve Rate.

     "Administrative Agent" means Chase, in its capacity as administrative agent for the Lenders hereunder.

     "Administrative Questionnaire" means an Administrative Questionnaire in a form supplied by the Administrative Agent.

     "Affiliate" means, with respect to a specified Person, another Person that directly, or indirectly through one or more intermediaries, Controls or is Controlled by or is under common Control with the Person specified. Notwithstanding the foregoing, no individual shall be deemed to be an Affiliate solely by reason of his or her being a director, officer or employee of the Borrower or any of its Subsidiaries and the Borrower and its Subsidiaries shall not be deemed to be Affiliates of each other.

     "Aggregate Consideration" means, in connection with any Acquisition, the aggregate consideration, in whatever form (including, without limitation, cash payments, the principal amount of promissory notes and Indebtedness assumed, the aggregate amounts payable to acquire, extend and exercise any option, the
aggregate  amount  payable  under  non-competition   agreements  and  management
agreements, and the fair market value of other property delivered) paid, delivered or assumed by the Borrower and its Subsidiaries for such Acquisition.

     "Alternate Base Rate" means, for any day, a rate per annum equal to the greater of (a) the Prime Rate in effect on such day and (b) the Federal Funds Effective Rate in effect on such day plus 1/2 of 1%. Any change in the Alternate Base Rate due to a change in the Prime Rate or the Federal Funds Effective Rate shall be effective from and including the effective date of such change in the Prime Rate or the Federal Funds Effective Rate, respectively.

     "Ancillary Documents" means the Asset Use and Operating Agreements, the Program Services Agreements, the Subordinated Debt Documents and the Material Acquisition Documents.

     "Applicable Percentage" means (a) with respect to any Revolving Lender for purposes of Section 2.04 or in respect of any indemnity claim under Section 10.03(c) arising out of an action or omission of the Issuing Lender under this Agreement, the percentage of the total Revolving Commitments represented by such Revolving Lender's Revolving Commitment, and (b) with respect to any Lender in respect of any indemnity claim under Section 10.03(c) arising out of an action or omission of the Administrative Agent under this Agreement, the percentage of the total Commitments or Loans of each of the Classes hereunder represented by the aggregate amount of such Lender's Commitments or Loans of each of the Classes hereunder. If the Revolving Commitments have terminated or expired, the Applicable Percentages shall be determined based upon the Revolving Commitments most recently in effect, giving effect to any assignments.

     "Applicable Rate" means, for any day, with respect to any ABR Loan or Eurodollar Loan, or with respect to the commitment fees payable hereunder, as the case may be, the applicable rate per annum set forth below under the caption "ABR Spread", "Eurodollar Spread" or "Commitment Fee Rate", respectively, based upon the Total Indebtedness Ratio as of the most recent determination date; provided that until the Quarterly Date on or immediately following the date of receipt of the financial statements of the Borrower delivered pursuant to
Section 6.01(b) (and the related Financial Officer's certificate) for the fiscal quarter ending June 30, 1998 the "Applicable Rate" shall be determined by reference to the certificate delivered pursuant to Section 5.01(e)(ii) (but in no event shall the Applicable Rate be less than the applicable rate per annum set forth in the second row from the top of the table below):

===================================== ========================== ========================== ========================
     Total Indebtedness Ratio:                   ABR                    Eurodollar                Commitment
                                             Spread (%)                  Spread (%)               Fee Rate (%)
------------------------------------- -------------------------- -------------------------- ------------------------
 Greater than or equal to 6.50 to 1             0.625                      1.875                     0.375
------------------------------------- -------------------------- -------------------------- ------------------------
  Less than 6.50 to 1 and greater               0.25                       1.50                      0.375
     than or equal to 6.00 to 1
------------------------------------- -------------------------- -------------------------- ------------------------
  Less than 6.00 to 1 and greater                 0                        1.25                      0.375
     than or equal to 5.50 to 1
------------------------------------- -------------------------- -------------------------- ------------------------
  Less than 5.50 to 1 and greater                 0                        1.00                      0.375
     than or equal to 5.00 to 1
------------------------------------- -------------------------- -------------------------- ------------------------
  Less than 5.00 to 1 and greater                 0                        0.75                      0.25
     than or equal to 4.50 to 1
------------------------------------- -------------------------- -------------------------- ------------------------
  Less than 4.50 to 1 and greater                 0                        0.625                     0.25
     than or equal to 4.00 to 1
------------------------------------- -------------------------- -------------------------- ------------------------
        Less than 4.00 to 1                       0                        0.50                      0.25
===================================== ========================== ========================== ========================

For purposes of the foregoing (but subject to the proviso above), (i) the Total Indebtedness Ratio shall be determined as of the end of each fiscal quarter of the Borrower's fiscal year based upon the Borrower's consolidated financial statements delivered pursuant to Section 6.01(a) or (b) (and as set forth in the related certificate of a Financial Officer delivered pursuant to Section 6.01(c)) and (ii) each change in the Applicable Rate resulting from a change in the Total Indebtedness Ratio shall be effective during the period commencing on the Quarterly Date on or immediately following the date of receipt of such certificate and ending on the next succeeding Quarterly Date thereafter; provided that, notwithstanding the foregoing, the Applicable Rate shall not as a consequence of this proviso be reduced for any period during which an Event of Default shall have occurred and be continuing. Notwithstanding the foregoing, the Applicable Rate with respect to any Incremental Term Loan and any Incremental Term Loan Commitment means the rate per annum for such Incremental Term Loan and Incremental Term Loan Commitment agreed to by the Borrower and the respective Incremental Term Loan Lender in the related Incremental Term Loan Activation Notice.

     "Approved Acquisitions" means the acquisitions identified in Schedule 7.04.

     "Asset Use and Operating  Agreements"  means (a) the  agreements  listed in
Schedule 4.20 and (b) with respect to each Owned Station hereafter acquired by the Borrower, an Asset Use and Operating Agreement entered into after the date hereof, as contemplated by

Section  7.14,  between the  Subsidiary of the Borrower that operates such Owned
Station  and  a  License   Subsidiary   with  respect  to  such  Owned   Station
substantially in the form of Exhibit C.

     "Assignment and Acceptance" means an assignment and acceptance entered into by a Lender and an assignee (with the consent of any party whose consent is required by Section 10.04), and accepted by the Administrative Agent, in the form of Exhibit E or any other form approved by the Administrative Agent.

     "Baker Employment Agreement" means the Employment Agreement dated as of April 10, 1996 between Barry Baker and the Borrower.

     "BCF Percentage" means, at any date, the ratio, expressed as a percentage, obtained by dividing (a) the portion of Broadcast Cash Flow attributable to Contract Stations for the twelve-month period ending on, or most recently ended prior to such date by (b) Broadcast Cash Flow for such period. Solely for purposes of this definition, the term "Contract Stations" shall be deemed not to include, for the period prior to June 30, 1999, any Station that is a part of the River City Acquisition, the Max Media Acquisition or the Sullivan Broadcast Acquisition.

     "Board" means the Board of Governors of the Federal Reserve System of the United States of America.

     "Borrower" means Sinclair Broadcast Group, Inc., a Maryland corporation.

     "Borrowing" means Loans of the same Class and Type, made, converted or continued on the same date and, in the case of Eurodollar Loans, as to which a single Interest Period is in effect.

     "Borrowing Request" means a request by the Borrower for a Borrowing in accordance with Section 2.03.

     "Broadcast Cash Flow" means, for any period, the sum of EBITDA plus Corporate Expense for such period; provided that for the purposes of the definition of "Unrestricted Subsidiary" Broadcast Cash Flow shall refer to EBITDA and Corporate Expense as if each reference therein to Borrower and its Subsidiaries included Unrestricted Subsidiaries.

     "Broadcast Licenses" means (a) the licenses, permits, authorizations or certificates to construct, own, operate or promote the Stations granted by the FCC, and all extensions, additions and renewals thereto or thereof, and (b) the licenses, permits, authorizations or certificates which are necessary or desirable to construct, own, operate or promote the Stations granted by administrative law courts or any state, county, city, town, village or other local government authority, and all extensions, additions and renewals thereto or thereof.

     "Business Day" means any day that is not a Saturday, Sunday or other day on which commercial banks in New York City are authorized or required by law to remain closed; provided that, when used in connection with a Eurodollar Loan, the term "Business Day" shall also exclude any day on which banks are not open for dealings in dollar deposits in the London interbank market.

     "Capital Expenditures" means, for any period, expenditures (including the aggregate amount of Capital Lease Obligations incurred during such period) made by the Borrower or any of its Subsidiaries to acquire or construct fixed assets, plant and equipment (including renewals, improvements and replacements, but excluding repairs) during such period computed in accordance with GAAP, but excluding any such expenditures made as part of any Acquisition.

     "Capital Lease Obligations" of any Person means the obligations of such Person to pay rent or other amounts under any lease of (or other arrangement conveying the right to use) real or personal property, or a combination thereof, which obligations are required to be classified and accounted for as capital leases on a balance sheet of such Person under GAAP, and the amount of such obligations shall be the capitalized amount thereof determined in accordance with GAAP.

     "Casualty Event" means, with respect to any property of any Person, any loss of or damage to, or any condemnation or other taking of, such property for which such Person or any of its Subsidiaries receives insurance proceeds, or proceeds of a condemnation award or other compensation.

     "Change in Law" means (a) the adoption of any law, rule or regulation after the date of this Agreement, (b) any change in any law, rule or regulation or in the interpretation or application thereof by any Governmental Authority after the date of this Agreement or (c) compliance by any Lender or the Issuing Lender (or, for purposes of Section 2.13(b), by any lending office of such Lender or by such Lender's or the Issuing Lender's holding company, if any) with any request, guideline or directive (whether or not having the force of law) of any Governmental Authority made or issued after the date of this Agreement.

     "Chase" means The Chase Manhattan Bank.

     "Class", when used in reference to any Loan or Borrowing, refers to whether such Loan, or the Loans comprising such Borrowing, are Revolving Loans, Term Loans or Incremental Term Loans and, when used in reference to any Commitment, refers to whether such Commitment is a Revolving Commitment, a Term Loan Commitment or an Incremental Term Loan Commitment.

     "Code" means the Internal Revenue Code of 1986, as amended from time to time.

     "Collateral Account" has the meaning assigned to such term in Section 4.01 of the Security Agreement.

     "Commitment" means a Revolving Commitment, a Term Loan Commitment or an Incremental Term Loan Commitment, or any combination thereof (as the context requires).

     "Confidential Information Memorandum" means the Confidential Information Memorandum dated April 1998 with respect to the syndication of the credit facilities provided herein.

     "Consent and Agreement" means a Consent and Agreement substantially in the form of Exhibit F.

     "Contract Station" means (a) each television or radio station identified as such in Schedule 1.03(b), each television or radio station that is the subject of an acquisition referred to in clause (b) of the definition of "Other Acquisition" in this Section consummated by the Borrower or any of its Subsidiaries on or after the date hereof and (c) any Station with which the Borrower has entered into a Program Services Agreement on or after the date hereof, in each case until such time, if any, as such television or radio station becomes an Owned Station.

     "Control" means the possession, directly or indirectly, of the power to direct or cause the direction of the management or policies of a Person, whether through the ability to exercise voting power, by contract or otherwise; provided that, in any event, any Person which owns directly or indirectly 5% or more of the securities having ordinary voting power for the election of directors or other governing body of a corporation or 5% or more of the partnership or other ownership interests of any other Person (other than as a limited partner of such other Person) will be deemed to control such corporation, partnership or other Person. "Controlling" and "Controlled" have meanings correlative thereto.

     "Converted Senior Subordinated Notes" has the meaning assigned to such term in Section 7.01(d).

     "Corporate Expense" means, for any period, all general and administrative expenses of the Borrower for such period. In the event that any general or administrative expense of the type heretofore borne by the Borrower is hereafter borne by any Subsidiary of the Borrower, such general or administrative expense borne by such Subsidiary shall be deemed to be "Corporate Expense" for the purposes hereof.

     "CRESAP" means CRESAP Enterprises, Inc., a Maryland corporation.

     "Debt Service" means, for any period, the sum, for the Borrower and its Subsidiaries (determined on a consolidated basis without duplication in accordance with GAAP), of the following: (a) all scheduled payments of principal of Indebtedness (including, without limitation, the principal component of any payments in respect of Capital Lease Obligations) scheduled to be made during such period plus (b) all Interest Expense for such period plus (c) fees and other expenses payable in connection with this Agreement for such period (excluding such fees and expenses constituting transaction costs payable on the Effective Date, but including agency fees).

     "Default" means any event or condition which constitutes an Event of Default or which upon notice, lapse of time or both would, unless cured or waived, become an Event of Default.

     "Designated HYTOPs Subsidiary" means (i) KDSM, but only for so long as KDSM owns no property other than the common equity ownership interests in Sinclair Capital, the Existing Preferred Stock, the capital stock of KDSM Licensee, property directly related to the operation of KDSM-TV, Indebtedness of the Borrower permitted by Section 7.01(h) and the profits and proceeds generated by the aforementioned property or (ii) New HYTOPs Sub, but only for so long as New HYTOPs Sub owns no property other than the common equity ownership interests in the New HYTOPs Trust, the New HYTOPs Preferred Stock, the capital stock of New HYTOPs Sub Licensee, property directly related to the operation of a Station, Indebtedness of the Borrower permitted by Section 7.01(h) and the profits and proceeds generated by the aforementioned property.

     "Disposition" means any sale, assignment, transfer or other disposition of any property (whether now owned or hereafter acquired) by the Borrower or any of its Subsidiaries to any other Person other than any sale, assignment, transfer or other disposition of any property sold or disposed of in the ordinary course of business and on ordinary business terms.

     "Documentation Agent" means Nationsbank of Texas, N.A., in its capacity as documentation agent for the Lenders hereunder.

     "dollars" or "$" refers to lawful money of the United States of America.

     "EBITDA"  means,  for  any  period,  the  sum,  for  the  Borrower  and its
Subsidiaries (determined on a consolidated basis without duplication in accordance with GAAP), of the following for such period (subject to Section 1.05(d)): (a) net income for such period plus (b) taxes to the extent deducted in determining net income for such period plus (c) depreciation and amortization (including film amortization) for such period plus (d) Interest Expense for such period to the extent deducted in determining net income for such period plus (e) all other non-cash charges to the extent deducted in determining net income for such period minus (f) Film Cash Payments made or scheduled to be made during such period minus (g) Corporate Expense to the extent not deducted in determining net income for such period minus (h) non-cash revenues to the extent included in net income for such period plus (i) Restricted Payments made by the Borrower and its Subsidiaries as permitted by Section 7.08 to the extent deducted in determining net income for such period or included in determining Corporate Expense pursuant to the preceding clause (g) for such period plus (j) Permitted Termination Payments to the extent deducted in determining net income for such period or included in determining Corporate Expense pursuant to the preceding clause (g) for such period minus (k) interest and other income to the extent included in net income for such period minus (l) extraordinary gains to the extent included in net income plus (m) extraordinary losses to the extent deducted in determining net income for such period.

     "EBITDA Percentage" means, as of the date of the consummation of any sale, disposition or exchange of assets (or capital stock (or other equity ownership interest)) contemplated by clause (d), (e) or (h) of Section 7.05, the ratio, expressed as a percentage, obtained by dividing (a) the portion of EBITDA attributable to such assets (but excluding the EBITDA attributable to the assets of WTTE-TV, WPTZ-TV, WFFF-TV, WNNE-TV, WLAC-FM, WLAC-AM, WJZC-FM, WBBF-AM, WBEE-FM, WKLX-FM, WQRV-FM, KKSN-AM, KKSN-FM, KKRH-FM, WBYU-AM, WEZB-FM, WRNO-FM and KBLA-AM) for the twelve-month period ending on, or most recently ended prior to, such date by (b) EBITDA for such period.

     "Effective  Date"  means  the date on which  the  conditions  specified  in
Section 5.01 are satisfied (or waived in accordance with Section 10.02).

     "Environmental Laws" means all laws, rules, regulations, codes, ordinances, orders, decrees, judgments, injunctions, notices or binding agreements issued, promulgated or entered into by any Governmental Authority, relating in any way to the environment, preservation or reclamation of natural resources, the management, release or threatened release of any Hazardous Material or to health and safety matters.

     "Environmental Liability" means any liability, contingent or otherwise (including any liability for damages, costs of environmental remediation, fines, penalties or indemnities), of the Borrower or any Subsidiary directly or indirectly resulting from or based upon (a) violation of any Environmental Law,
(b) the generation, use, handling, transportation, storage, treatment or disposal of any Hazardous Materials, (c) exposure to any Hazardous Materials,
(d) the release or threatened release of any Hazardous Materials into the environment or (e) any contract, agreement or other consensual arrangement pursuant to which liability is assumed or imposed with respect to any of the foregoing.

     "Equity Issuance" means (a) any issuance or sale by the Borrower or any of its Subsidiaries after the Effective Date of (i) any capital stock, (ii) any warrants or options exercisable in respect of capital stock (other than any warrants or options relating to capital stock of the Borrower issued to directors, officers or employees of the Borrower or any of its Subsidiaries pursuant to employee benefit plans established in the ordinary course of business and any capital stock of the Borrower issued upon the exercise of such warrants or options) or (iii) any other security or instrument representing an equity interest (or the right to obtain any equity interest) in the Borrower or any of its Subsidiaries or (b) the receipt by the Borrower or any of its Subsidiaries after the Effective Date of any capital contribution (whether or not evidenced by any equity security issued by the recipient of such contribution); provided that Equity Issuance shall not include (x) any such issuance or sale by any Subsidiary of the Borrower to the Borrower or any Wholly Owned Subsidiary of the Borrower, (y) any capital contribution by the Borrower or any Wholly Owned Subsidiary of the Borrower to any Subsidiary of the Borrower or (z) any split-up, revision, reclassification or other like change of any outstanding capital stock.

     "Equity Rights" means, with respect to any Person, any subscriptions, options, warrants, commitments, preemptive rights or agreements of any kind (including any shareholders' or voting trust agreements) for the issuance, sale, registration or voting of, or securities convertible into, any additional shares of capital stock of any class, or partnership or other ownership interests of any type in, such Person.

     "ERISA" means the Employee Retirement Income Security Act of 1974, as amended from time to time.

     "ERISA Affiliate" means any trade or business (including Unrestricted Subsidiaries and whether or not incorporated) that, together with the Borrower, is treated as a single employer under Section 414(b) or (c) of the Code, or, solely for purposes of Section 302 of ERISA and Section 412 of the Code, is treated as a single employer under Section 414 of the Code.

     "ERISA Event" means (a) any "reportable event", as defined in Section 4043 of ERISA or the regulations issued thereunder with respect to a Plan (other than an event for which the 30-day notice period is waived); (b) the existence with respect to any Plan of an "accumulated funding deficiency" (as defined in Section 412 of the Code or Section 302 of ERISA), whether or not waived; (c) the filing pursuant to Section 412(d) of the Code or Section 303(d) of ERISA of an application for a waiver of the minimum funding standard with respect to any Plan; (d) the incurrence by the Borrower or any of its ERISA Affiliates of any liability under Title IV of ERISA with respect to the termination of any Plan;
(e) the receipt by the Borrower or any ERISA Affiliate from the PBGC or a plan administrator of any notice relating to an intention to terminate any Plan or Plans or to appoint a trustee to administer any Plan; (f) the incurrence by the Borrower or any of its ERISA Affiliates of any liability with respect to the withdrawal or partial withdrawal from any Plan or Multiemployer Plan; or (g) the receipt by the Borrower or any ERISA Affiliate of any notice, or the receipt by any Multiemployer Plan from the Borrower or any ERISA Affiliate of any notice, concerning the imposition of Withdrawal Liability or a determination that a Multiemployer Plan is, or is expected to be, insolvent or in reorganization, within the meaning of Title IV of ERISA.

     "Eurodollar", when used in reference to any Loan or Borrowing, refers to whether such Loan, or the Loans comprising such Borrowing, are bearing interest at a rate determined by reference to the Adjusted LIBO Rate.

     "Event of Default" has the meaning assigned to such term in Article VIII.

     "Excess Cash Flow" means, for any period, the sum (without  duplication) of
(a) EBITDA for such period minus (b) the sum (without duplication) of (i) all Debt Service during such period plus (ii) all Capital Expenditures made by the Borrower and its Subsidiaries during such period plus (iii) the excess, if any, of the consolidated Working Investment of the Borrower and its Subsidiaries at the end of such period over the consolidated Working Investment of the Borrower and its Subsidiaries at the beginning of such period (or minus the excess, if any, of such Working Investment at the beginning of such period over such Working Investment at the end of such period) plus (c) Film Cash Payments scheduled to have been made, but not made, during such period minus (d) the aggregate amount of fees paid by the Borrower and its Subsidiaries to CRESAP during such period minus (e) the aggregate amount of Federal and state income taxes paid by the Borrower and its Subsidiaries, net of refunds, for such period minus (f) the aggregate amount of dividends paid in cash in respect of Preferred Stock during such period as permitted by Section 7.08.

     "Excluded Subsidiaries" means CRESAP and the Norfolk Trust.

     "Excluded Taxes" means, with respect to the Administrative Agent, any Lender, the Issuing Lender or any other recipient of any payment to be made by or on account of any obligation of the Borrower hereunder, (a) income or franchise taxes imposed on (or measured by) its net income by the United States of America, or by the jurisdiction under the laws of which such recipient is organized or in which its principal office is located or, in the case of any Lender, in which its applicable lending office is located, (b) any branch profits taxes imposed by the United States of America or any similar tax imposed by any other jurisdiction in which the Borrower is located and (c) in the case of a Foreign Lender (other than an assignee pursuant to a request by the Borrower under Section 2.17(b)), any withholding tax that is imposed on amounts payable to such Foreign Lender at the time such Foreign Lender becomes a party to this Agreement or is attributable to such Foreign Lender's failure or inability to comply with Section 2.15(e), except to the extent that such Foreign Lender's assignor (if any) was entitled, at the time of assignment, to receive additional amounts from the Borrower with respect to such withholding tax pursuant to Section 2.15(a).

     "Existing Credit Agreement" means the Third Amended and Restated Credit Agreement dated as of May 20, 1997 between the Borrower, the Subsidiary Guarantors party thereto, the lenders party thereto and The Chase Manhattan Bank as agent for said lenders.

     "Existing HYTOPs Transaction" means the transactions relating to the issuance of the Existing HYTOPs.

     "Existing HYTOPs" means the $200,000,000 (in liquidation amount) 11-5/8% High Yield Trust Offered Preferred Securities issued by Sinclair Capital on March 14, 1997.

     "Existing   Preferred   Stock"  means   Preferred  Stock  of  the  Borrower
outstanding on the date hereof and described in Schedule 4.14.

     "Existing Senior Subordinated Indebtedness" means the Indebtedness evidenced or provided by the Existing Senior Subordinated Note Indentures (including the senior subordinated notes issued by the Borrower from time to time thereunder and the Guarantees of such Indebtedness provided by any Subsidiary Guarantor thereunder).

     "Existing Senior Subordinated Note Indentures" means, collectively, (a) the Indenture dated as of December 9, 1993 among the Borrower, certain of its Subsidiaries and First Union National Bank of North Carolina, as trustee (and the 10% Senior Subordinated Notes due

2003 issued by the Borrower thereunder) (the "1993 Senior Subordinated Note Indenture"), (b) the Indenture dated as of August 28, 1995 among the Borrower, certain of its Subsidiaries and United States Trust Company of New York, as trustee (and the 10% Senior Subordinated Notes due 2005 issued by the Borrower thereunder), (c) the Indenture dated as of July 2, 1997 among the Borrower, certain of its Subsidiaries and First Union National Bank of Maryland, as trustee (and the 9% Senior Subordinated Notes due 2007 issued by the Borrower thereunder) and (d) the Indenture dated as of December 17, 1997 among the Borrower and First Union National Bank of Maryland, as trustee (and the 8-3/4% Senior Subordinated Notes due 2007 issued by the Borrower thereunder) (the "1997 (December) Senior Subordinated Note Indenture").

     "FCC" means the Federal Communications Commission or any governmental authority substituted therefor.

     "Federal Funds Effective Rate" means, for any day, the weighted average (rounded upwards, if necessary, to the next 1/100 of 1%) of the rates on overnight Federal funds transactions with members of the Federal Reserve System arranged by Federal funds brokers, as published on the next succeeding Business Day by the Federal Reserve Bank of New York, or, if such rate is not so published for any day that is a Business Day, the average (rounded upwards, if necessary, to the next 1/100 of 1%) of the quotations for such day for such transactions received by the Administrative Agent from three Federal funds brokers of recognized standing selected by it.

     "Film Cash Payments" means, for any period, the sum (determined on a consolidated basis and without duplication) of all payments by the Borrower and its Subsidiaries made or scheduled to be made during such period in respect of Film Obligations; provided that amounts applied to the prepayment of Film Obligations owing under any contract evidencing a Film Obligation under which the amount owed by the Borrower or any of its Subsidiaries exceeds the remaining value of such contract to the Borrower or such Subsidiary, as reasonably determined by the Borrower shall not be deemed to be Film Cash Payments. For the purposes of Section 7.11(e) only, (a) if the payment schedule for a Film Obligation is modified at no cost (including, but not limited to, interest costs) to the Borrower or any of its Subsidiaries, then the payments with respect to such Film Obligation shall be deemed to be scheduled to be made pursuant to such modified schedule and (b) any down payment on a Film Obligation shall be equally allocated over the term of the payment period for such Film Obligation in an amount per month during such payment period equal to the amount of such downpayment divided by the number of months during such payment period.

     "Film Obligations" means obligations in respect of the purchase, use, license or acquisition of programs, programming materials, films, and similar assets used in connection with the business and operations of the Borrower and its Subsidiaries.

     "Final FCC Order" means an order of the FCC that is no longer subject to reconsideration or review by the FCC or by any court or administrative body.

     "Financial Officer" means the chief financial officer or treasurer of the Borrower.

     "Fixed Charges Ratio" means, as at any date, the ratio of (a) EBITDA for the period of twelve consecutive full calendar months ending on or most recently ended prior to such date to (b) the sum for such period of (i) Debt Service plus
(ii) Capital Expenditures (but excluding Capital Expenditures made in connection with the conversion from analog to digital format of the televisions broadcasting facilities and equipment of the Borrower and its Subsidiaries) plus
(iii) the aggregate amount of Federal and state income taxes paid by the Borrower and its Subsidiaries, net of refunds, during such period plus (iv) the aggregate amount of fees paid by the Borrower and its Subsidiaries to CRESAP during such period plus (v) Restricted Payments made as permitted by Section 7.08(b) during such period.

     "Foreign Lender" means any Lender that is organized under the laws of a jurisdiction other than that in which the Borrower is located. For purposes of this definition, the United States of America, each State thereof and the District of Columbia shall be deemed to constitute a single jurisdiction.

     "GAAP" means generally accepted accounting principles in the United States of America.

     "Glencairn" means Glencairn, Ltd., a Maryland corporation.

     "Glencairn Options" means options for the purchase of all of the issued and outstanding non-voting stock of Glencairn.

     "Governmental Authority" means the government of the United States of America, any other nation or any political subdivision thereof, whether state or local, and any agency, authority, instrumentality, regulatory body, court, central bank or other entity exercising executive, legislative, judicial, taxing, regulatory or administrative powers or functions of or pertaining to government.

     "Guarantee"  of or by any Person (the  "guarantor")  means any  obligation, contingent or otherwise, of the guarantor guaranteeing or having the economic effect of guaranteeing any Indebtedness or other obligation of any other Person (the "primary obligor") in any manner, whether directly or indirectly, and including any obligation of the guarantor, direct or indirect, (a) to purchase or pay (or advance or supply funds for the purchase or payment of) such Indebtedness or other obligation or to purchase (or to advance or supply funds for the purchase of) any security for the payment thereof, (b) to purchase or lease property, securities or services for the purpose of assuring the owner of such Indebtedness or other obligation of the payment thereof, (c) to maintain working capital, equity capital or any other financial statement condition or liquidity of the primary obligor so as to enable the primary obligor to pay such Indebtedness or other obligation or (d) as an account party in respect of any letter of credit or letter of guaranty issued to support such Indebtedness or obligation; provided that the term "Guarantee" shall not include (i) endorsements for collection or deposit in the ordinary course of business or
(ii) any Program Services Agreement or any obligations thereunder.

     "Guarantee Assumption Agreement" means a Guarantee Assumption Agreement substantially in the form of Exhibit B by an entity that, pursuant to Section 6.10(a) is required to become a "Subsidiary Guarantor" hereunder in favor of the Administrative Agent.

     "Guaranteed Debt" of any Person means, without duplication, all Indebtedness of any other Person referred to in the definition of Indebtedness guaranteed directly or indirectly in any manner by such Person, or in effect guaranteed directly or indirectly by such Person through an agreement (a) to pay or purchase such Indebtedness or to advance or supply funds for the payment or purchase of such Indebtedness, (b) to purchase, sell or lease (as lessee or lessor) property, or to purchase or sell services, primarily for the purpose of enabling the debtor to make payment of such Indebtedness or to assure the holder of such Indebtedness against loss, (c) to supply funds to, or in any other manner invest in, the debtor (including any agreement to pay for property or services without requiring that such property be received or such services be rendered), (d) to maintain working capital or equity capital of the debtor, or otherwise to maintain the net worth, solvency or other financial condition of the debtor or (e) otherwise to assure a creditor against loss.

     "Hazardous Materials" means all explosive or radioactive substances or wastes and all hazardous or toxic substances, wastes or other pollutants, including petroleum or petroleum distillates, asbestos or asbestos containing materials, polychlorinated biphenyls, radon gas, infectious or medical wastes and all other substances or wastes of any nature regulated pursuant to any Environmental Law.

     "Hedging Agreement" means any swap agreement, cap agreement, collar agreement, put or call, futures contract, forward contract or similar agreement or arrangement entered into to protect against or mitigate the effect of fluctuations in the price of the Borrower's publicly issued common stock or in interest rates, foreign exchange rates or prices of commodities used in the business of the Borrower and its Subsidiaries and any master agreement relating to any of the foregoing.

     "HYTOP Guaranties" means (a) the Parent Guarantee Agreement dated as of March 12, 1997 between the Borrower and First Union National Bank of Maryland,
(b) that certain Parent Debenture Guarantee provided by the Borrower in connection with the Existing HYTOPs Transaction and (c) Guarantees issued by the Borrower in connection with the New HYTOPs Transaction that are substantially identical, mutatis mutandis, to the Guarantees referred to in the foregoing clauses (a) and (b), respectively.

     "Immaterial Broadcast Licenses" means Broadcast Licenses (other than main transmitter licenses, auxiliary transmitter licenses (to the extent in existence on the date hereof) and studio transmitter links (to the extent necessary for the continued operation of the Stations), in each case granted by the FCC, and extensions and renewals thereto or thereof) the absence of which individually or together with all other such Broadcast Licenses could not have a Material Adverse Effect.

     "Incremental Term Loan" means a Loan made pursuant to clause (c) of Section 2.01.

     "Incremental Term Loan Activation Date" means the date designated as such in the Incremental Term Loan Activation Notice.

     "Incremental Term Loan Activation Notice" means a notice substantially in the form of Exhibit D.

     "Incremental Term Loan Commitment" means, with respect to each Lender, the commitment, if any, of such Lender to make one or more Incremental Term Loans on and after the related Incremental Term Loan Activation Date in an aggregate principal amount up to but not exceeding the amount set opposite the name of such Lender on the Incremental Term Loan Activation Notice under the caption "Incremental Term Loan Commitment" or in the Assignment and Acceptance pursuant to which such Lender shall have assumed such Incremental Term Loan Commitment, as applicable. The aggregate principal amount of the Incremental Term Loan Commitments and the Incremental Term Loans on the Effective Date is zero and shall not exceed $400,000,000.

     "Incremental  Term Loan  Commitment  Termination  Date" means  December 31,
2000.

     "Incremental Term Loan Lender" means a Lender with an Incremental Term Loan Commitment or an outstanding Incremental Term Loan.

     "Incremental Term Loan Maturity Date" means the Quarterly Date falling on or nearest to June 30, 2006.

     "Incremental Term Loan Principal Payment Dates" means the Quarterly Dates falling on or nearest to March 31, June 30, September 30 and December 31 of each year, commencing with March 31, 2001, through and including the Incremental Term Loan Maturity Date.

     "Indebtedness" means of any Person (without duplication): (a) indebtedness created, issued or incurred by such Person for borrowed money (whether by loan or the issuance and sale of debt securities or the sale of property to another Person subject to an understanding or agreement, contingent or otherwise, to repurchase such property from such Person); (b) obligations of such Person to pay the deferred purchase or acquisition price of property or services, other than trade accounts payable (other than for borrowed money) arising, and accrued expenses incurred, in the ordinary course of business so long as such trade accounts payable are payable within 90 days of the date the respective goods are delivered or the respective services are rendered; (c) Indebtedness of others secured by a Lien on the property of such Person, whether or not the respective Indebtedness so secured has been assumed by such Person; (d) obligations of such Person in respect of letters of credit or similar instruments issued or accepted by banks and other financial institutions for account of such Person; (e) Capital Lease

Obligations of such Person; (f) Indebtedness of others guaranteed by such Person; (g) obligations of such Person under any non-competition agreement, consulting agreement or similar agreement (other than the Baker Employment Agreement) entered into in connection with any Acquisition; and (h) if the Aggregate Consideration payable by such Person to extend and exercise any option acquired in connection with any Other Acquisition (an "Extension and Exercise Price") exceeds 20% of the Aggregate Consideration payable in connection with such Other Acquisition, such Extension and Exercise Price; provided that in no event shall the term "Indebtedness" include (i) Film Obligations of such Person,
(ii) obligations of such Person under any Program Services Agreement, (iii) Preferred Stock, (iv) the Guarantees by the Borrower of the KDSM Senior Debentures and the New HYTOPs Senior Debentures prior to the respective times that such Guarantees become effective; or (v) obligations of the Borrower under the Senior Subordinated Note Indentures and (from and after the consummation of the Sullivan Acquisition) the Sullivan Notes to the extent that they have been purchased, redeemed, retired, acquired or defeased by the Borrower or any of its Subsidiaries as permitted under Section 7.12(a); provided, further, that upon the effectiveness of the Guarantee by the Borrower of the KDSM Senior Debentures or the New HYTOPs Senior Debentures, such Guarantee shall constitute "Indebtedness" of the Borrower for all purposes of this Agreement.

     "Indemnified Taxes" means Taxes other than Excluded Taxes.

     "Initial  FCC  Order"  means an  order  of the FCC that is not a Final  FCC
Order.

     "Interest Coverage Ratio" means, as at any date, the ratio of (a) EBITDA for the period of twelve consecutive full calendar months ending on or most recently ended prior to such date to (b) Interest Expense for such period.

     "Interest Election Request" means a request by the Borrower to convert or continue a Borrowing in accordance with Section 2.06.

     "Interest Expense" means, for any period, the sum, for the Borrower and its Subsidiaries (determined on a consolidated basis without duplication in accordance with GAAP), of the following (subject to paragraphs (d) and (e) of
Section 1.05): (a) all interest in respect of Indebtedness accrued or capitalized during such period (whether or not actually paid during such period) plus (b) the net amounts payable (or minus the net amounts receivable) under Interest Rate Protection Agreements accrued during such period (whether or not actually paid or received during such period) minus (c) all cash interest income received during such period. Any reference herein to calculating Interest Expense for any period on a "pro forma" basis means that, for purposes of the preceding clause (a), (i) the Indebtedness on the basis of which Interest Expense is so calculated shall mean Indebtedness outstanding as of the relevant date of calculation after giving effect to any repayments and any incurrence of Indebtedness on such date and (ii) such calculation shall be made applying the respective rates of interest in effect for such Indebtedness on such date.

     "Interest Payment Date" means (a) with respect to any ABR Loan, each Quarterly Date and (b) with respect to any Eurodollar Loan, the last day of the Interest Period applicable to the Borrowing of which such Loan is a part and, in the case of a Eurodollar Borrowing with an Interest Period of more than three months' duration, each day prior to the last day of such Interest Period that occurs at intervals of three months' duration after the first day of such Interest Period.

     "Interest Period" means, with respect to any Eurodollar Borrowing, the period commencing on the date of such Borrowing and ending on the numerically corresponding day in the calendar month that is one, two, three or six months (or, with the consent of each Lender, nine months) thereafter, as the Borrower may elect; provided that (i) if any Interest Period would end on a day other than a Business Day, such Interest Period shall be extended to the next succeeding Business Day unless such next succeeding Business Day would fall in the next calendar month, in which case such Interest Period shall end on the next preceding Business Day and (ii) any Interest Period that commences on the last Business Day of a calendar month (or on a day for which there is no numerically corresponding day in the last calendar month of such Interest Period) shall end on the last Business Day of the last calendar month of such Interest Period. For purposes hereof, the date of a Borrowing initially shall be the date on which such Borrowing is made and thereafter shall be the effective date of the most recent conversion or continuation of such Borrowing.

     "Interest Rate Protection Agreement" means a Hedging Agreement providing for the transfer or mitigation of interest risks either generally or under specific contingencies.

     "Investment" means, for any Person, (a) the acquisition (whether for cash, property, services or securities or otherwise) of capital stock, bonds, notes, debentures, partnership or other ownership interests or other securities of any other Person or any agreement to make any such acquisition (including any "short sale" or any sale of any securities at a time when such securities are not owned by the Person entering into such sale), (b) the making of any deposit with, or advance, loan or other extension of credit to, any other Person (including the purchase of property from another Person subject to an understanding or agreement, contingent or otherwise, to resell such property to such Person), but excluding any such advance, loan or extension of credit having a term not exceeding 90 days arising in connection with the sale of programming or advertising time by such Person in the ordinary course of business or (c) the entering into of any Guarantee of, or other contingent obligation with respect to, Indebtedness or other liability of any other Person and (without duplication) any amount committed to be advanced, lent or extended to such Person.

     "Issuing Lender" means Chase, in its capacity as the issuer of Letters of Credit hereunder, and its successors in such capacity as provided in Section 2.04(j).

     "KDSM" means KDSM, Inc., a Maryland corporation.

     "KDSM Licensee" means KDSM Licensee, Inc., a Delaware corporation that owns no property other than the Broadcast Licenses relating to KDSM-TV.

     "KDSM Senior Debentures" means the 11-5/8% Senior Debentures due 2009 issued by KDSM in connection with the Existing HYTOPs Transaction and outstanding on the date hereof, in an aggregate principal amount on the date hereof equal to $206,200,000.

     "LC Disbursement" means a payment made by the Issuing Lender pursuant to a Letter of Credit.

     "LC Exposure" means, at any time, the sum of (a) the aggregate undrawn amount of all outstanding Letters of Credit at such time plus (b) the aggregate amount of all LC Disbursements that have not yet been reimbursed by or on behalf of the Borrower at such time. The LC Exposure of any Lender at any time shall be its Applicable Percentage of the total LC Exposure at such time.

     "Lenders" means the Persons listed on Schedule 1.01 and any other Person that shall have become a party hereto pursuant to an Assignment and Acceptance, other than any such Person that ceases to be a party hereto pursuant to an Assignment and Acceptance.

     "Letter of Credit" means any letter of credit issued pursuant to this Agreement.

     "Letter of Credit Documents" means, with respect to any Letter of Credit, collectively, any application therefor and any other agreements, instruments, guarantees or other documents (whether general in application or applicable only to such Letter of Credit) governing or providing for (a) the rights and obligations of the parties concerned or at risk with respect to such Letter of Credit or (b) any collateral security for any of such obligations, each as the same may be modified and supplemented and in effect from time to time.

     "LIBO  Rate"  means,  with  respect  to any  Eurodollar  Borrowing  for any
Interest Period, the rate appearing on Page 3750 of the Dow Jones Markets Service (or on any successor or substitute page of such Service, or any successor to or substitute for such Service, providing rate quotations comparable to those currently provided on such page of such Service, as determined by the Administrative Agent from time to time for purposes of providing quotations of interest rates applicable to dollar deposits in the London interbank market) at approximately 11:00 a.m., London time, two Business Days prior to the commencement of such Interest Period, as the rate for dollar deposits with a maturity comparable to such Interest Period. In the event that such rate is not available at such time for any reason, then the LIBO Rate with respect to such Eurodollar Borrowing for such Interest Period shall be the rate at which dollar deposits of $5,000,000 and for a maturity comparable to such Interest Period are offered by the principal London office of the Administrative Agent in immediately available funds in the London interbank market at approximately 11:00 a.m., London time, two Business Days prior to the commencement of such Interest Period. The Administrative Agent will furnish a copy of such Page 3750 or other documentation evidencing the contents thereof to the Borrower upon its request.

     "License Subsidiaries" means (a) with respect to each Station that is an Owned Station on the date hereof, the Subsidiary of the Borrower listed on
Schedule 1.03 as the holder
of the Broadcast Licenses for such Owned Station and (b) with respect to any Owned Station hereafter acquired by the Borrower or any of its Subsidiaries, the Subsidiary of the Borrower formed, created, or acquired after the date hereof that holds the Broadcast Licenses for such Owned Station, and in each case any other Subsidiary into which any such License Subsidiary may be merged pursuant to Section 7.03.

     "Lien" means, with respect to any asset, (a) any mortgage, deed of trust, lien, pledge, hypothecation, encumbrance, charge or security interest in, on or of such asset, (b) the interest of a vendor or a lessor under any conditional sale agreement, capital lease or title retention agreement (or any financing lease having substantially the same economic effect as any of the foregoing) relating to such asset and (c) in the case of securities, any purchase option, call or similar right of a third party with respect to such securities.

     "Loan Documents" means, collectively, this Agreement, the promissory notes (if any) issued pursuant to Section 2.08(g), the Letter of Credit Documents, the Guarantee Assumption Agreements (if any), each Consent and Agreement and the Security Documents.

     "Loans"  means the loans made by the  Lenders to the  Borrower  pursuant to
Section 2.01, and shall include Incremental Term Loans unless the context otherwise requires.

     "Margin Stock" means "margin stock" within the meaning of Regulations T, U and X of the Board.

     "Material  Acquisition  Documents"  means  with  respect  to  any  Approved
Acquisition or any Other Acquisition, the purchase agreement or similar agreement or agreements pursuant to which such Acquisition is to be consummated and all other related agreements and instruments in connection with such Acquisition (together with any and all exhibits, annexes and schedules thereto), but, in the case of any Other Acquisition, only to the extent the Borrower is required to deliver copies of such agreements and instruments pursuant to
Section 7.04(f)(vii).

     "Material Adverse Effect" means a material adverse effect on (a) the business, assets, operations, prospects or condition, financial or otherwise, of the Borrower and its Subsidiaries taken as a whole, (b) the ability of any Obligor to perform any of its obligations under this Agreement or any of the other Loan Documents to which it is a party or (c) the rights of or benefits available to the Lenders under this Agreement or any of the other Loan Documents.

     "Material Third-Party Licensee" means any Person holding a Broadcast License for one or more Contract Stations for which the Broadcast Cash Flow attributable to such Stations, either individually or in the aggregate, for the most recent twelve month period is equal to or greater than three percent of the Broadcast Cash Flow for such period.

     "Max Media Acquisition" means the acquisition of all of the equity interests of Max Media Properties, LLC referred to in Schedule 7.04.

     "Moody's" means Moody's Investors Services, Inc.

     "Multiemployer Plan" means a multiemployer plan as defined in Section 4001(a)(3) of ERISA.

     "Net Assets" means, with respect to any Subsidiary Guarantor as at any date, an amount equal to the excess of the fair saleable value of the assets of such Subsidiary Guarantor as at such date (without taking into account the rights of such Subsidiary Guarantor under Section 3.08), and excluding the value of the shares of stock owned by such Subsidiary Guarantor in any other Subsidiary Guarantor party to this Agreement on such date over the amount that would be required to pay the probable liabilities of such Subsidiary Guarantor determined as at such date (excluding the obligations of such Subsidiary Guarantor under Section 3) on all of its debts.

     "Net Available Proceeds" means (a) in the case of any Disposition, an amount (not less than zero) equal to the amount of Net Cash Payments received by the Borrower and its Subsidiaries in connection with such Disposition and (b) in the case of any Casualty Event, the aggregate amount of proceeds of insurance, condemnation awards and other compensation received by the Borrower and its Subsidiaries in respect of such Casualty Event net of (i) reasonable expenses incurred by the Borrower and its Subsidiaries in connection therewith and (ii) contractually required repayments of Indebtedness to the extent secured by a Lien on the property to which such Casualty Event relates and any income and transfer taxes payable by the Borrower any of its Subsidiaries in respect of such Casualty Event.

     "Net Cash Payments" means, with respect to any Disposition, the aggregate amount of all cash payments (including, without limitation, all cash payments received by way of deferred payment of principal pursuant to a note or installment receivable or otherwise, but only as and when received) received by the Borrower or its Subsidiaries directly or indirectly in connection with such Disposition; provided that (a) Net Cash Payments shall be net of (i) the amount of any legal, title and recording tax expenses, commissions and other fees and expenses paid by the Borrower and its Subsidiaries in connection with such Disposition and (ii) any Federal, state and local income or other taxes estimated to be payable by the Borrower and its Subsidiaries as a result of such Disposition (but only to the extent that such estimated taxes are in fact paid to the relevant Governmental Authority not later than three months (in the case of Federal taxes) or nine months (in the case of other taxes) after the date of such Disposition) and (b) Net Cash Payments shall be net of any repayments by the Borrower or any of its Subsidiaries of Indebtedness to the extent that (i) such Indebtedness is secured by a Lien on the property that is the subject of such Disposition and (ii) the transferee of (or holder of a Lien on) such property requires that such Indebtedness be repaid as a condition to the Disposition of such property.

     "New HYTOPs Preferred Stock" means Preferred Stock issued by the Borrower in connection with a New HYTOPs Transaction.

     "New HYTOPs Senior Debentures" means senior debentures issued by New HYTOPs Sub in connection with a New HYTOPs Transaction.

     "New HYTOPs Sub" means a Wholly Owned Subsidiary of the Borrower formed to enter into a New HYTOPs Transaction.

     "New HYTOPs Sub Licensee" means a direct, Wholly Owned Subsidiary of New HYTOPs Sub that owns no property other than the Broadcast Licenses relating to a Station that may be proposed by the Borrower and approved by the Required Lenders in their sole discretion after the Effective Date.

     "New HYTOPs Transaction" means a transaction entered into by the Borrower, New HYTOPs Sub, the New HYTOPs Sub Licensee and the New HYTOPs Trust that is structurally identical to the Existing HYTOPs Transaction in all material respects.

     "New HYTOPs Trust" means a special purpose statutory business trust formed after the Effective Date under the laws of Delaware in connection with a New HYTOPs Transaction, but only for as long as such trust owns no property other than the New HYTOPs Senior Debentures and the proceeds thereof.

     "1997 (December) Senior Subordinated Note Indenture" has the meaning assigned to such term in the definition of "Existing Senior Subordinated Indentures" in this Section.

     "Norfolk Trust" means the trust known as the "Norfolk Trust" and created and established pursuant to a certain Trust Agreement by and among the Borrower, Sinclair Radio of Norfolk Licensee, Inc., Tuscaloosa Broadcasting, Inc. and the trustee named therein.

     "Obligor" means the Borrower and each Subsidiary Guarantor.

     "Operating Subsidiary" has the meaning assigned to such term in Section 7.14(a).

     "Other Acquisition" means (a) the acquisition by the Borrower or any of its Subsidiaries in accordance with the terms hereof of substantially all of the assets (including, without limitation, Broadcast Licenses) of (i) a television or radio station in the United States in a single transaction (i.e., not by means of the acquisition of an option for such assets and the subsequent exercise of such option) or (ii) any business engaged in an activity permitted under Section 7.06, (b) (i) the acquisition by the Borrower or any of its Subsidiaries in accordance with the terms hereof of (x) substantially all of the assets (other than Broadcast Licenses and other property required pursuant to the rules and regulations of the FCC to be sold in connection with the transfer of such Broadcast Licenses) of a television or radio station in the United States and (y) an option to acquire the Broadcast Licenses and such other assets of such television or radio station and (ii) the entering into by the Borrower or any of its Subsidiaries of an agreement contemplated by clause (b) of the definition of "Program Services Agreement" in this Section with respect to such station, (c) the consummation of the acquisition of assets by the

Borrower or any of its Subsidiaries pursuant to the exercise of an option referred to in the preceding clause (b)(i)(y), together with the termination of the related Program Services Agreement referred to in the preceding clause
(b)(ii), (d) the acquisition of assets or capital stock (or other equity ownership interests) of any Person pursuant to an exchange permitted by Section 7.05(d) or (e), and (e) the Stainless Acquisition; provided that the term "Other Acquisition" shall not include any Approved Acquisition. As used in this definition, the acquisition of assets shall be deemed to include reference to the acquisition of the voting capital stock (or other equity ownership interest) of the Person that owns such assets and references to the acquisition and exercise of an option to acquire assets shall be deemed to include the acquisition and exercise of the option to acquire voting capital stock (or other equity ownership interest) of the Person that owns such assets.

     "Other Preferred Stock" means (a) Preferred Stock issued by the Borrower, but if and only to the extent that (i) the dividend for each share thereof shall not exceed 15% per annum of the liquidation preference of such share and (ii) neither the Borrower nor any of its Subsidiaries may be required to repurchase, redeem or make sinking fund payments with respect thereto at any time or under any circumstances prior to September 15, 2006 and (b) New HYTOPs Preferred Stock.

     "Other Taxes" means any and all present or future stamp or documentary taxes or any other excise or property taxes, charges or similar levies arising from any payment made under any Loan Document or from the execution, delivery or enforcement of, or otherwise with respect to, any Loan Document.

     "Owned Station" means (a) each television or radio station identified as such in Schedule 1.03 and (b) any television or radio station the Broadcast Licenses of which become owned by the Borrower or any of its Subsidiaries on or after the date hereof.

     "Passive BCF Percentage" means, as at any date, the ratio, expressed as a percentage, obtained by dividing (a) the portion of Broadcast Cash Flow attributable to all Passive Stations (including such Station) for the twelve-month period ending on, or most recently ended prior to, such date by (b) Broadcast Cash Flow for such period.

     "Passive LMA" means a local marketing agreement, time brokerage agreement, program services agreement or similar agreement providing for any Person other than the Borrower or any of its Subsidiaries to program or sell advertising time on all or any portion of the broadcast time of any Station.

     "Passive Station" means a Station that is the subject of a Passive LMA.

     "PBGC" means the Pension Benefit Guaranty Corporation referred to and defined in ERISA and any successor entity performing similar functions.

     "Permitted Investments" means, for any Person:

     (a) direct obligations of the United States of America, or of any agency (which shall include, but not be limited to, Export-Import Bank of the United States, Farmers Home Administration, Federal Housing Administration, General Services Administration, and Government National Mortgage Association) or instrumentality (which shall include, but not be limited to, The Federal National Mortgage Association, Federal Home Loan Banks, Federal Home Loan Mortgage Corporation, Federal Land Banks, Federal Intermediate Credit Banks, Banks for Cooperative and the Farm Credit System, and The Student Loan Marketing Association) thereof, or obligations guaranteed or insured as to principal and interest by the United States of America, or any agency or instrumentality thereof, in either case maturing not more than 90 days from the date of acquisition thereof by such Person;

     (b) domestic and Eurodollar time deposits, overnight deposits, certificates of deposit and bankers acceptances issued or guaranteed by entities rated A-2 or better by S&P or P-2 or better by Moody's, maintained at or issued by any office or branch of any bank or trust company organized or licensed under the laws of the United States of America or any State thereof which bank or trust company has capital, surplus and undivided profits of at least $500,000,000, maturing not more than 90 days from the date of acquisition thereof by such Person;

     (c) commercial paper, auction rate notes and commercial paper master notes issued or guaranteed by entities rated A-2 or better by S&P or P-2 or better by Moody's, maturing not more than 90 days from the acquisition thereof by such Person (provided that a security without its own rating will be considered to be rated and to have the same rating as any debt obligation that is issued by the same issuer which is comparable in priority, maturity and security to the subject security or, if it is guaranteed by another issuer, to be rated and to have the same rating as any debt obligation that is issued by the guarantor which is comparable in priority, security, and maturity to the subject security);

     (d) tax-exempt commercial paper or variable rate tax exempt demand notes, rated A-1 or better by S&P or MIG1/VMIG1 or better by Moody's, maturing not more than 90 days from the acquisition thereof by such Person;

     (e) repurchase agreements with a term of not more than 30 days entered into with any bank qualifying under clause (b) above, any broker-dealer subsidiary or affiliate of any such bank or any Primary Dealer of United States Government securities and relating to:

          (i) marketable direct obligations issued or unconditionally guaranteed or insured by the United States of America or any agency or instrumentality thereof listed in clause (a) above;

          (ii) securities issued by The Federal National Mortgage Association, Federal Farm Credit Banks, Federal Home Loan Banks or The Student Loan Marketing Association or other entities listed in clause (a) above; or

          (iii)mortgage-backed securities issued by The Federal National Mortgage Association or The Federal Home Loan Mortgage Corporation or issued or guaranteed by the Government National Mortgage Association or other entities listed in clause (a) above; and

     (f) taxable or tax-exempt money market mutual funds which primarily invest in any of the above.

     "Permitted  Termination  Payments" has the meaning assigned to such term in
Section 7.16.

     "Person" means any natural person, corporation, limited liability company, trust, joint venture, association, company, partnership, Governmental Authority or other entity.

     "Plan" means any employee  pension benefit plan (other than a Multiemployer
Plan) subject to the provisions of Title IV of ERISA or Section 412 of the Code or Section 302 of ERISA, and in respect of which the Borrower or any ERISA Affiliate is (or, if such plan were terminated, would under Section 4069 of ERISA be deemed to be) an "employer" as defined in Section 3(5) of ERISA.

     "Post-Default Condition" means (a) the failure by the Borrower to pay when due (whether at stated maturity, by acceleration, by mandatory prepayment or otherwise) any principal amount of any Loan or in respect of any LC Exposure,
(b) the failure by the Borrower to pay when due (whether at stated maturity, by acceleration, by mandatory prepayment or otherwise) any other amount payable by the Borrower hereunder for more than three Business Days or (c) the existence of any other Event of Default.

     "Post-Default Rate" means a rate per annum equal to the Post-Default Margin (as defined below) plus the Alternate Base Rate as in effect from time to time plus the Applicable Rate, provided that, as applied to principal of a Eurodollar Loan, the "Post-Default Rate" shall be the Post-Default Margin plus the interest rate for such Eurodollar Loan as provided in Section 2.11(b). For purposes of this definition, the "Post-Default Margin" means 2% per annum or, if at the time of determination the Borrower has failed to pay when due (whether at stated maturity, by acceleration, by mandatory prepayment or otherwise) any principal of or interest on any Loan payable by the Borrower hereunder and such failure shall be continuing, 5% per annum.

     "Preferred Stock" means, for any Person, any capital stock of any class or classes (however designated) which is preferred as to the payment of dividends or distributions, or as to the distribution of assets upon any voluntary or involuntary liquidation or dissolution of such Person, over capital stock of any other class of such Person.

     "Prime Rate" means the rate of interest per annum publicly announced from time to time by Chase as its prime rate in effect at its principal office in New York City; each change in the Prime Rate shall be effective from and including the date such change is publicly announced as being effective.

     "Program  Services  Agreements" means (a) the agreements listed in Schedule
4.18 and (b) any agreement having a term of not less than five years with an option to extend such term for an additional five years entered into by the Borrower or any of its Subsidiaries (other than License Subsidiaries) in accordance with Section 7.16 relating to a Contract Station, pursuant to which agreement the Borrower or any of its Subsidiaries (other than License Subsidiaries) will obtain the right to program and sell advertising on a substantial portion of such Contract Station's inventory of broadcast time.

     "PSA Counterparty" means Glencairn, Montecito Broadcasting Corporation, River City Broadcasting, L.P., WPTT, Inc. or any other Person acceptable to the Administrative Agent.

     "Quarterly Dates" means the last Business Day of March, June, September and December in each year, the first of which shall be the first such day after the date hereof.

     "Receivables" shall mean, as at any date, the unpaid portion of the obligation, as stated on the respective billing statement, of a customer of the Borrower or any Subsidiary Guarantor in respect of the sale of advertising time or other services provided or goods sold by the Borrower or any Subsidiary Guarantor, as the case may be, to such customer.

     "Receivables   and  Related   Assets"  shall  mean   Receivables   and  any
instruments, documents, chattel paper, obligations, general intangibles and other similar assets, in each case, relating to such Receivables.

     "Receivables Subsidiary" shall mean a Wholly Owned Subsidiary of the Borrower established for the limited purpose of acquiring and financing Receivables and Related Assets pursuant to any Receivables Financing.

     "Receivables Financing" shall mean the sale of Receivables and Related Assets on terms and pursuant to documentation satisfactory in form and substance to the Administrative Agent.

     "Register" has the meaning set forth in Section 10.04.

     "Related Parties" means, with respect to any specified Person, such Person's Affiliates and the respective directors, trustees, officers, employees, agents and advisors of such Person and such Person's Affiliates.

     "Relevant Corporation" has the meaning assigned to such term in Section 5.01(d)(i).

     "Required  Lenders"  means,  at any time,  subject to the last paragraph of
Section 10.02(b), Lenders having Revolving Exposures, outstanding Term Loans, outstanding Incremental Term Loans and unused Commitments representing at least 51% of the sum of the total Revolving Exposures, outstanding Term Loans, outstanding Incremental Term Loans and unused Commitments at such time. The "Required Lenders" of a particular Class of Loans means Lenders having Revolving Exposures, outstanding Term Loans, outstanding Incremental Term Loans and unused Commitments of such Class representing at least 51% of the total Revolving Exposures, outstanding Term Loans, outstanding Incremental Term Loans and unused Commitments of such Class at such time (e.g., "Required Revolving Lenders" means, at any time, the Revolving Lenders having Revolving Exposures and unused Revolving Commitments representing at least 51% of the total Revolving Exposures and total unused Revolving Commitments at such time).

     "Restricted Payment" means any dividend or other distribution (whether in cash, securities or other property but excluding dividends payable solely in additional shares of common stock of the Borrower) with respect to any shares of any class of capital stock of the Borrower or any of its Subsidiaries, or any payment (whether in cash, securities or other property), including any sinking fund or similar deposit, on account of the purchase, redemption, retirement, acquisition, cancellation or termination of any such shares of capital stock of the Borrower or any option, warrant or other right to acquire any such shares of capital stock of the Borrower.

     "Revolving Availability Period" means the period from and including the Effective Date to but excluding the earlier of the Revolving Maturity Date and the date of termination of the Revolving Commitments.

     "Revolving Commitment" means, with respect to each Lender, the commitment, if any, of such Lender to make Revolving Loans and to acquire participations in Letters of Credit hereunder, expressed as an amount representing the maximum aggregate amount of such Lender's Revolving Exposure hereunder, as such commitment may be (a) reduced from time to time pursuant to Section 2.07 or 2.09(b) and (b) reduced or increased from time to time pursuant to assignments by or to such Lender pursuant to Section 10.04. The initial amount of each Lender's Revolving Commitment is set forth on Schedule 1.01 or in the Assignment and Acceptance pursuant to which such Lender shall have assumed its Revolving Commitment, as applicable. The initial aggregate amount of the Lenders' Revolving Commitments is $1,000,000,000.

     "Revolving Commitment Reduction Dates" means (a) the Quarterly Dates falling on or nearest to March 31, June 30, September 30 and December 31 of each year, commencing with March 31, 2001, through and including June 30, 2005 and
(b) the Business Day falling on or nearest to September 15, 2005.

     "Revolving Exposure" means, with respect to any Lender at any time, the sum of the outstanding principal amount of such Lender's Revolving Loans and its LC Exposure at such time.

     "Revolving Lender" means a Lender with a Revolving Commitment or, if the Revolving Commitments have terminated or expired, a Lender with Revolving Exposure.

     "Revolving Loan" means a Loan made pursuant to clause (a) of Section 2.01.

     "Revolving Maturity Date" means the Business Day falling on or nearest to September 15, 2005.

     "River City" means River City Broadcasting, L.P., a Delaware limited partnership.

     "River City Acquisition" means the acquisition of certain televisions properties of River City referred to in Schedule 7.04.

     "S&P" means Standard & Poor's Ratings Group, a division of The McGraw-Hill Companies, Inc.

     "Security  Agreement" means a Security Agreement  substantially in the form
of  Exhibit  A  between  the  Borrower,   the  Subsidiary   Guarantors  and  the
Administrative Agent.

     "Security Documents" means, collectively, the Security Agreement and all Uniform Commercial Code financing statements required by the Security Agreement to be filed with respect to the security interests in personal property created pursuant thereto.

     "Senior Indebtedness" means Total Indebtedness other than Subordinated Indebtedness.

     "Senior Indebtedness Ratio" means, as at any date, the ratio of (a) Senior Indebtedness outstanding on such date to (b) EBITDA for the period of twelve consecutive full calendar months ending on or most recently ended prior to such date.

     "Senior Subordinated Note Indentures" means the Existing Senior Subordinated Note Indentures and, after the respective issuances of the Additional Senior Subordinated Notes and the Converted Senior Subordinated Notes, the respective indentures under which the same are issued.

     "Sinclair Capital" means Sinclair Capital, a special purpose statutory business trust formed under the laws of Delaware in connection with the Existing HYTOPs Transaction, but only for as long as Sinclair Capital owns no property other than the KDSM Senior Debentures and the proceeds thereof.

     "Smith Brothers" means Frederick G. Smith, David D. Smith, J. Duncan Smith and Robert E. Smith.

     "Stainless Acquisition" means the acquisition of all of the issued and outstanding stock of Stainless, Inc. from Northwest Broadcasting, L.P. and all or substantially all of the property used in the business operations of Stainless, Inc. owned by Stainless Enterprises of Pennsylvania, Inc., which shall be treated as an Other Acquisition for purposes of this Agreement.

     "Stations" means the Owned Stations and the Contract Stations.

     "Statutory Reserve Rate" means a fraction (expressed as a decimal), the numerator of which is the number one and the denominator of which is the number one minus the aggregate of the maximum reserve percentages (including any marginal, special, emergency or supplemental reserves) expressed as a decimal established by the Board to which the Administrative Agent is subject for eurocurrency funding (currently referred to as "Eurocurrency Liabilities" in Regulation D of the Board). Such reserve percentages shall include those imposed pursuant to such Regulation D. Eurodollar Loans shall be deemed to constitute eurocurrency funding and to be subject to such reserve requirements without benefit of or credit for proration, exemptions or offsets that may be available from time to time to any Lender under such Regulation D or any comparable regulation. The Statutory Reserve Rate shall be adjusted automatically on and as of the effective date of any change in any reserve percentage.

     "Subordinated   Debt  Documents"   means  the  agreements  and  instruments
evidencing or providing for Subordinated Indebtedness.

     "Subordinated Film Indebtedness" means Film Obligations of the Borrower and its Subsidiaries which are subordinated to the obligations of the Borrower and its Subsidiaries hereunder on terms and conditions, and the other provisions of which are, satisfactory to the Administrative Agent.

     "Subordinated Indebtedness" means (a) the Existing Senior Subordinated Indebtedness, (b) Subordinated Film Indebtedness, (c) after the respective issuances thereof, Indebtedness evidenced by the Additional Senior Subordinated Notes and the Converted Senior Subordinated Notes and (d) from and after the consummation of the Sullivan Acquisition, the Sullivan Senior Notes to the extent permitted to remain outstanding under Section 7.01(l)(ii).

     "Subsidiary" means, with respect to any Person (the "parent") at any date, any corporation, limited liability company, partnership, association or other entity the accounts of which would be consolidated with those of the parent in the parent's consolidated financial statements if such financial statements were prepared in accordance with GAAP as of such date, as well as any other corporation, limited liability company, partnership, association or other entity
(a) of which securities or other ownership interests representing more than 50% of the equity or more than 50% of the ordinary voting power or, in the case of a partnership, more than 50% of the general partnership interests are, as of such date, owned, controlled or held, or

(b) that is, as of such date, otherwise Controlled, by the parent or one or more subsidiaries of the parent or by the parent and one or more subsidiaries of the parent. Unless otherwise specified, "Subsidiary" means a Subsidiary of the Borrower. "Wholly Owned Subsidiary" means any such corporation, partnership or other entity of which all of such securities or other ownership interests (other than, in the case of a corporation, directors' qualifying shares) are so owned or controlled. Notwithstanding anything contained herein to the contrary, no Unrestricted Subsidiary shall be deemed to be a Subsidiary of the Borrower or of a Subsidiary of the Borrower for the purpose of this Agreement except as otherwise expressly provided herein.

     "Subsidiary Guarantor" means each of the Subsidiaries of the Borrower identified under the caption "SUBSIDIARY GUARANTORS" on the signature pages hereto and each Subsidiary of the Borrower that becomes a "Subsidiary Guarantor" after the date hereof pursuant to Section 6.10(a). No Excluded Subsidiary will be required to be a Subsidiary Guarantor.

     "Sullivan Acquisition" means the acquisition of all of the capital stock of Sullivan Broadcast Holdings, Inc. and Sullivan Broadcasting Company II, Inc. referred to in Schedule 7.04.

     "Sullivan Senior Notes" means (a) the $35,000,000 13-1/4% Senior Accrued Debentures Due 2006 issued by A-3 Holdings, Inc., (b) the $125,000,000 10-1/4% Senior Subordinated Notes Due 2005 issued by A-3 Acquisition, Inc and (c) the $100,000,000 9-5/8% Senior Subordinated Notes Due 2003 issued by ACT III Broadcasting, Inc.

     "Taxes" means any and all present or future taxes, levies, imposts, duties, deductions, charges or withholdings imposed by any Governmental Authority.

     "Term Loan" means a Loan made pursuant to clause (b) of Section 2.01.

     "Term Loan Commitment" means, with respect to each Lender, the commitment, if any, of such Lender to make a Term Loan hereunder on the Effective Date, expressed as an amount representing the maximum principal amount of the Term Loan to be made by such Lender hereunder, as such commitment may be (a) reduced from time to time pursuant to Section 2.07 or 2.09(b) and (b) reduced or increased from time to time pursuant to assignments by or to such Lender pursuant to Section 10.04. The initial amount of each Lender's Term Loan Commitment is set forth on Schedule 1.01 or in the Assignment and Acceptance pursuant to which such Lender shall have assumed its Term Loan Commitment, as applicable. The initial aggregate amount of the Lenders' Term Loan Commitment is $750,000,000.

     "Term Loan Lender" means a Lender with a Term Loan Commitment or an outstanding Term Loan.

     "Term Loan Maturity Date" means the Business Day falling on or nearest to September 15, 2005.

     "Term Loan Principal Payment Dates" means (a) the Quarterly Dates falling on or nearest to March 31, June 30, September 30 and December 31 of each year, commencing with March 31, 1999, through and including June 30, 2005 and (b) the Term Loan Maturity Date.

     "Total Indebtedness" means, as at any date, all Indebtedness on such date of the Borrower and its Subsidiaries (determined on a consolidated basis without duplication in accordance with GAAP).

     "Total Indebtedness Ratio" means, as at any date, the ratio of (a) Total Indebtedness outstanding on such date to (b) EBITDA for the period of twelve consecutive full calendar months ending on or most recently ended prior to such date.

     "Transactions" means the execution, delivery and performance by each Obligor of this Agreement and the other Loan Documents to which such Obligor is intended to be a party, the borrowing of Loans, the use of the proceeds thereof and the issuance of Letters of Credit hereunder.

     "Type", when used in reference to any Loan or Borrowing, refers to whether the rate of interest on such Loan, or on the Loans comprising such Borrowing, is determined by reference to the Adjusted LIBO Rate or the Alternate Base Rate.

     "Unrestricted Subsidiary" means (a) any Subsidiary of the Borrower that at the time of determination shall be an Unrestricted Subsidiary (as designated by the board of directors of the Borrower, as provided below) and (b) any Subsidiary of an Unrestricted Subsidiary. The Board of Directors of the Borrower may designate any Subsidiary of the Borrower (including any newly acquired or newly formed Subsidiary) to be an Unrestricted Subsidiary if all of the following conditions apply: (i) such Subsidiary is not liable, directly or indirectly, with respect to any Indebtedness other than Unrestricted Subsidiary Indebtedness; (ii) any Investment in such Subsidiary made as a result of designating such Subsidiary an Unrestricted Subsidiary shall not violate the provisions of Section 7.07; (iii) any designation of a Subsidiary as an Unrestricted Subsidiary shall be treated as a Disposition of the assets of such Subsidiary and shall not violate the provisions of Section 7.05(d), (e) or (h) or Section 7.09 and (iv) after giving pro forma effect to the designation of any Subsidiary as an Unrestricted Subsidiary, the Broadcast Cash Flow attributable to all assets of the Unrestricted Subsidiaries for the twelve-month period ending on, or most recently ended prior to, the date of such designation shall not exceed 25% of the Broadcast Cash Flow for the Borrower and its Subsidiaries (including the Unrestricted Subsidiaries) for such period. Any such designation by the board of directors of the Borrower shall be evidenced to the Administrative Agent by filing with the Administrative Agent a board resolution giving effect to such designation and an officers' certificate certifying that such designation complies with the foregoing conditions. The board of directors of the Borrower may remove the designation of Unrestricted Subsidiary by giving notice thereof to the Administrative Agent; provided that immediately after giving effect to the removal of such designation (x) no Default shall have occurred or be continuing and (y) said removal of such designation shall not violate the provisions of Section 7.04. As of the date hereof, the following are Unrestricted Subsidiaries: (i) KDSM, (ii) Sinclair Capital and (iii) if and for so long as KDSM is a Designated HYTOPs Subsidiary, KDSM Licensee; provided that if KDSM shall no longer constitute a Designated HYTOPs Subsidiary, each of KDSM and KDSM Licensee shall cease to be Unrestricted Subsidiaries until such time (if ever) as they shall be redesignated Unrestricted Subsidiaries in compliance with requirements hereof.

     "Unrestricted Subsidiary Indebtedness" of any Unrestricted Subsidiary means Indebtedness of such Unrestricted Subsidiary (i) as to which neither the Borrower nor any Subsidiary other than an Unrestricted Subsidiary is directly or indirectly liable (by virtue of the Borrower or any such Subsidiary being the primary obligor on, guarantor of, or otherwise liable in any respect to, such Indebtedness), except Guaranteed Debt of the Borrower or any Subsidiary other than an Unrestricted Subsidiary to any Affiliate (as otherwise permitted hereunder) and (ii) which, upon the occurrence of a default with respect thereto, does not result in, or permit any holder of any Indebtedness of the Borrower or any Subsidiary other than an Unrestricted Subsidiary to declare, a default on such Indebtedness of the Borrower or any Subsidiary other than an Unrestricted Subsidiary or cause the payment thereof to be accelerated or payable prior to its stated maturity.

     "WDBB" means WDBB-TV, Inc., an Alabama corporation.

     "WDBB Options" means (a) the option granted by Cecil Heftel to the Borrower to acquire 50% of the issued and outstanding stock of H and P Communications, Inc., a Nevada corporation ("H&P") that on the date hereof owns 90% of the issued and outstanding stock of WDBB, (b) the option granted by Carl Parmer to the Borrower to acquire 50% of the issued and outstanding stock of H&P and (c) the option granted by D&C, L.L.C. to the Borrower to acquire 10% of the issued and outstanding stock of WDBB.

     "Withdrawal Liability" means liability to a Multiemployer Plan as a result of a complete or partial withdrawal from such Multiemployer Plan, as such terms are defined in Part I of Subtitle E of Title IV of ERISA.

     "Working Investment" means, as at any date of determination thereof and for any Person, the excess of (a) the unpaid face amount of all accounts receivable of such Person as at such date over (b) the sum (determined without duplication) of (i) the unpaid amount of all accounts payable of such Person at such date plus (ii) all accrued expenses of such Person at such date (but excluding from accounts payable and accrued expenses, the current portion of long-term debt and of Film Obligations as well as all accrued interest and taxes).

     "WPTT Conversion Option" means the Option Agreement dated as of August 30, 1991 between WPTT Inc., a Maryland corporation, and the Borrower (as successor by merger to Commercial Radio Institute, Inc.).

     "WPTT Convertible Debenture" means the 20-Year 8.5% Convertible Subordinate Debenture Due 2011 dated August 30, 1991, payable by WPTT, Inc. to the Borrower (as successor by merger to Commercial Radio Institute, Inc.) in the original principal amount of $1,000,000.

     SECTION 1.02. Classification of Loans and Borrowings. For purposes of this Agreement, Loans may be classified and referred to by Class (e.g., a "Revolving Loan", a "Term Loan" or an "Incremental Term Loan") or by Type (e.g., a "Eurodollar Loan") or by Class and Type (e.g., an "ABR Revolving Loan"). Borrowings also may be classified and referred to by Class (e.g., a "Revolving Borrowing") or by Type (e.g., a "Eurodollar Borrowing") or by Class and Type (e.g., an "ABR Revolving Borrowing".

     SECTION 1.03. Call Letters for Stations. Each use of call letters for any Station herein shall refer to the Station with such call letters, and servicing the market, identified in Schedule 1.03.

     SECTION 1.04. Terms Generally. The definitions of terms herein shall apply equally to the singular and plural forms of the terms defined. Whenever the context may require, any pronoun shall include the corresponding masculine, feminine and neuter forms. The words "include", "includes" and "including" shall be deemed to be followed by the phrase "without limitation". The word "will" shall be construed to have the same meaning and effect as the word "shall". Unless the context requires otherwise (a) any definition of or reference to any agreement, instrument or other document herein shall be construed as referring to such agreement, instrument or other document as from time to time amended, supplemented or otherwise modified (subject to any restrictions on such amendments, supplements or modifications set forth herein), (b) any reference herein to any Person shall be construed to include such Person's successors and assigns, (c) the words "herein", "hereof" and "hereunder", and words of similar import, shall be construed to refer to this Agreement in its entirety and not to any particular provision hereof, (d) all references herein to Articles, Sections, Exhibits and Schedules shall be construed to refer to Articles and Sections of, and Exhibits and Schedules to, this Agreement and (e) the words "asset" and "property" shall be construed to have the same meaning and effect and to refer to any and all tangible and intangible assets and properties, including cash, securities, accounts and contract rights.

     SECTION 1.05. Accounting Terms; GAAP.

     (a) Except as otherwise expressly provided herein, all accounting terms used herein shall be interpreted, and all financial statements and certificates and reports as to financial matters required to be delivered to the Lenders hereunder shall (unless otherwise disclosed to the Lenders in writing at the time of delivery thereof in the manner described in paragraph (b) of this Section) be prepared, in accordance with generally accepted accounting principles applied on a basis consistent with that used in the preparation of the latest financial statements furnished to the Lenders hereunder (which, prior to the first financial statements delivered under Section 6.01, shall mean the financial statements referred to in Section 4.04). All calculations made for the purposes of determining compliance with the terms of this Agreement shall (except as otherwise expressly provided herein) be made by application of generally accepted accounting principles applied on a basis consistent with that used in the preparation of the annual or quarterly financial statements furnished to the Lenders pursuant to Section 6.01 (or, prior to the first financial statements delivered under Section 6.01, used in the preparation of the financial statements referred to in Section 4.04) unless (i) the Borrower shall have objected to determining such compliance on such basis at the time of delivery of such financial statements or (ii) the Required Lenders shall so object in writing within 30 days after delivery of such financial statements, in either of which events such calculations shall be made on a basis consistent with those used in the preparation of the latest financial statements as to which such objection shall not have been made (which, if objection is made in respect of the first financial statements delivered under Section 6.01, shall mean the financial statements referred to in Section 4.04). Notwithstanding anything in this Section to the contrary, all income derived by any Subsidiary or property held for sale (and accounted for as such under GAAP) shall be included in calculating EBITDA for the period prior to the consummation of the sale thereof.

     (b) The Borrower shall deliver to the Lenders at the same time as the delivery of any annual or quarterly financial statement under Section 6.01 a description in reasonable detail of any material variation between the application of accounting principles employed in the preparation of such statement and the application of accounting principles employed in the preparation of the next preceding annual or quarterly financial statements as to which no objection has been made in accordance with the last sentence of paragraph (a) of this Section, and reasonable estimates of the difference between such statements arising as a consequence thereof.

     (c) To enable the ready and consistent determination of compliance with the covenants set forth in Article VII, the Borrower will not change the last day of its fiscal year from December 31 of each year, or the last days of the first three fiscal quarters in each of its fiscal years from March 31, June 30 and September 30 of each year, respectively.

     (d) Except as expressly provided herein, (i) all calculations made with respect to any period during which an Acquisition is consummated shall be calculated on a pro forma basis as if such Acquisition had been consummated on the first day of such period and as if any Indebtedness incurred or assumed in connection with such Acquisition were outstanding throughout such period, using such reasonable estimates and pro forma adjustments effected in accordance with generally accepted accounting principles as the Borrower shall propose and the Administrative Agent or Required Lenders shall approve and (ii) all calculations made with respect to any period during which a Disposition is consummated shall be calculated on a pro forma basis as if any such Disposition had been consummated on the first day of such period and as if any prepayments and reductions of Commitments actually made in connection therewith had occurred on the first day of such period using such reasonable estimates and pro forma adjustments effected in accordance with generally accepted accounting principles as the Borrower shall propose and the Administrative Agent shall approve; except that if the Borrower proposes any such adjustments referred to in the foregoing clause (i) resulting from pro forma expense savings with respect to EBITDA or Broadcast Cash Flow as a result of an Acquisition (x) if the Administrative Agent or Required Lenders do not object to such proposal within 30 days after their receipt thereof, such proposal shall be deemed accepted and (y) if the Administrative Agent or the Required Lenders do object to such proposal within 30 days after their receipt thereof, EBITDA or Broadcast Cash Flow, as the case may be, for the relevant period shall be deemed for purposes hereof to be equal to the sum of EBITDA or Broadcast Cash

Flow, as the case may be, for the Borrower and its Subsidiaries for such period plus the corresponding accounting items for the Person or assets that are the subject of such Acquisition. Notwithstanding the foregoing, if, prior to giving effect to any proposed pro forma adjustments arising from pro forma expense savings, a Default would occur as a result of an Acquisition, such adjustment shall require approval of the Required Lenders prior to the consummation of such Acquisition.

     (e) Except as otherwise expressly provided herein, all financial statements and certificates and reports as to financial matters required to be delivered to the Administrative Agent or the Lenders hereunder shall be prepared, and all calculations made for purposes of determining compliance with the terms hereof shall be made, as if (i) the Designated HYTOPs Subsidiaries, (ii) Sinclair Capital, (iii) the New HYTOPs Trust, (iv) if and for so long as KDSM is a Designated HYTOPs Subsidiary, KDSM Licensee and (v) if and for so long as New HYTOPs Sub is a Designated HYTOPs Subsidiary, New HYTOPs Sub Licensee the "HYTOPs Subsidiaries" were carried as equity investments by the Borrower or the relevant Subsidiary of the Borrower; provided that any amounts received by the Borrower or any of its Subsidiaries from the Designated HYTOPs Subsidiaries during any period shall be deemed to reduce Interest Expense for such period.

                                   ARTICLE II

                                   THE CREDITS

     SECTION 2.01. The Credits

     (a) Revolving Loans. Subject to the terms and conditions set forth herein, each Lender agrees to make Revolving Loans to the Borrower from time to time during the Revolving Availability Period in an aggregate principal amount that will not result in (i) such Lender's Revolving Exposure exceeding such Lender's Revolving Commitment or (ii) the total Revolving Exposures exceeding the total Revolving Commitments. Within the foregoing limits and subject to the terms and conditions set forth herein, the Borrower may borrow, prepay and reborrow Revolving Loans.

     (b) Term Loans. Subject to the terms and conditions set forth herein, each Lender agrees to make one or more Term Loans to the Borrower on the Effective Date in a principal amount equal to its Term Loan Commitment. Amounts repaid in respect of Term Loans may not be reborrowed.

     (c) Incremental Loans. The Borrower and one or more the Lenders may, with the consent of the Administrative Agent, at any time during the period from and including the Effective Date to but excluding the Incremental Term Loan Commitment Termination Date agree that such Lender shall become an Incremental Term Lender by executing and delivering to the Administrative Agent an Incremental Term Loan Activation Notice specifying the respective Incremental Term Loan Commitment of such Lenders, the Incremental Term Loan Activation

Date, the rate of commitment fee, if any, payable by the Borrower in respect of such Incremental Term Loan Commitment, the Applicable Rate that will apply to Incremental Term Loans made under such Incremental Term Loan Commitment, the period of availability of such Incremental Term Loan Commitment (which shall in no event end later than the Incremental Term Loan Commitment Termination Date), and otherwise duly completed. Subject to the terms and conditions set forth herein, each Incremental Term Loan Lender agrees to make one or more Incremental Term Loans to the Borrower during the period from and including the Incremental Term Loan Activation Date to but excluding the last day of the relevant availability period for such Incremental Term Loan Commitment in an aggregate principal amount up to but not exceeding the amount of such Incremental Term Loan Commitment. Nothing in this Agreement shall be construed to obligate any Lender to provide any Incremental Term Loan Commitment.

     SECTION 2.02. Loans and Borrowings.

     (a) Obligations of Lenders. Each Loan shall be made as part of a Borrowing consisting of Loans of the same Class and Type made by the Lenders ratably in accordance with their respective Commitments of the applicable Class. The failure of any Lender to make any Loan required to be made by it shall not relieve any other Lender of its obligations hereunder; provided that the Commitments of the Lenders are several and no Lender shall be responsible for any other Lender's failure to make Loans as required.

     (b) Type of Loans. Subject to Section 2.12, each Borrowing shall be comprised entirely of ABR Loans or Eurodollar Loans as the Borrower may request in accordance herewith. Each Lender at its option may make any Eurodollar Loan by causing any domestic or foreign branch or Affiliate of such Lender to make such Loan; provided that any exercise of such option shall not affect the obligation of the Borrower to repay such Loan in accordance with the terms of this Agreement.

     (c) Minimum Amounts; Limitation on Number of Borrowings. At the commencement of each Interest Period for any Eurodollar Borrowing, such Borrowing shall be in an aggregate amount of $1,000,000 or a larger multiple of $100,000. At the time that each ABR Borrowing is made, such Borrowing shall be in an aggregate amount equal to $1,000,000 or a larger multiple of $100,000; provided that an ABR Borrowing may be in an aggregate amount that is equal to the entire unused balance of the total Commitments of the applicable Class or that is required to finance the reimbursement of an LC Disbursement as contemplated by Section 2.04(f). Borrowings of more than one Type and Class may be outstanding at the same time; provided that there shall not at any time be more than a total of ten Eurodollar Borrowings outstanding.

     SECTION 2.03. Requests for Borrowings. To request a Borrowing, the Borrower shall notify the Administrative Agent of such request by telephone (a) in the case of a Eurodollar Borrowing, not later than 10:00 a.m., New York City time, three Business Days before the date of the proposed Borrowing or (b) in the case of an ABR Borrowing, not later than 10:00 a.m., New York City time, one Business Day before the date of the proposed Borrowing.

Each such telephonic Borrowing Request shall be irrevocable and shall be confirmed promptly by hand delivery or telecopy to the Administrative Agent of a written Borrowing Request in a form approved by the Administrative Agent and signed by the Borrower. Each such telephonic and written Borrowing Request shall specify the following information in compliance with Section 2.02:

          (i) whether the requested Borrowing is to be a Revolving Borrowing or Term Borrowing;

          (ii) the aggregate amount of the requested Borrowing;

          (iii) the date of such Borrowing, which shall be a Business Day;

          (iv) whether such Borrowing is to be an ABR Borrowing or a Eurodollar Borrowing;

          (v) in the case of a Eurodollar Borrowing, the initial Interest Period to be applicable thereto, which shall be a period contemplated by the definition of the term "Interest Period"; and

          (vi) the location and number of the Borrower's account to which funds are to be disbursed, which shall comply with the requirements of Section 2.05.

If no election as to the Type of Borrowing is specified, then the requested Borrowing shall be an ABR Borrowing. If no Interest Period is specified with respect to any requested Eurodollar Borrowing, then the Borrower shall be deemed to have selected an Interest Period of one month's duration. Promptly following receipt of a Borrowing Request in accordance with this Section, the Administrative Agent shall advise each Lender of the details thereof and of the amount of such Lender's Loan to be made as part of the requested Borrowing.

     SECTION 2.04. Letters of Credit.

     (a) General. Subject to the terms and conditions set forth herein, in addition to the Loans provided for in Section 2.01, the Borrower may request the Issuing Lender to issue, at any time and from time to time during the Revolving Availability Period, Letters of Credit for its own account in such form as is acceptable to the Issuing Lender in its reasonable determination. Letters of Credit issued hereunder shall constitute utilization of the Revolving Commitments.

     (b) Notice of Issuance, Amendment, Renewal or Extension. To request the issuance of a Letter of Credit (or the amendment, renewal or extension of an outstanding Letter of Credit), the Borrower shall hand deliver or telecopy (or transmit by electronic communication, if arrangements for doing so have been approved by the Issuing Lender) to the Issuing Lender and the Administrative Agent (reasonably in advance of the requested date of issuance, amendment, renewal or extension) a notice requesting the issuance of a Letter of Credit, or identifying the Letter of Credit to be amended, renewed or extended, and specifying the date of issuance, amendment, renewal or extension (which shall be a Business Day), the date on which such Letter of Credit is to expire (which shall comply with paragraph (d) of this Section), the amount of such Letter of Credit, the name and address of the beneficiary thereof and such other information as shall be necessary to prepare, amend, renew or extend such Letter of Credit. If requested by the Issuing Lender, the Borrower also shall submit a letter of credit application on the Issuing Lender's standard form in connection with any request for a Letter of Credit. In the event of any inconsistency between the terms and conditions of this Agreement and the terms and conditions of any form of letter of credit application or other agreement submitted by the Borrower to, or entered into by the Borrower with, the Issuing Lender relating to any Letter of Credit, the terms and conditions of this Agreement shall control.

     (c) Limitations on Amounts. A Letter of Credit shall be issued, amended, renewed or extended only if (and upon issuance, amendment, renewal or extension of each Letter of Credit the Borrower shall be deemed to represent and warrant that), after giving effect to such issuance, amendment, renewal or extension (i) the aggregate LC Exposure of the Issuing Lender (determined for these purposes without giving effect to the participations therein of the Revolving Lenders pursuant to paragraph (e) of this Section) shall not exceed $350,000,000 and
(ii) the total Revolving Exposures shall not exceed the total Revolving Commitments.

     (d) Expiration Date. Each Letter of Credit shall expire at or prior to the close of business on the earlier of (i) the date twelve months after the date of the issuance of such Letter of Credit (or, in the case of any renewal or extension thereof, twelve months after the then-current expiration date of such Letter of Credit, so long as such renewal or extension occurs within three months of such then-current expiration date) and (ii) the date that is five Business Days prior to the Revolving Maturity Date.

     (e) Participations. By the issuance of a Letter of Credit (or an amendment to a Letter of Credit increasing the amount thereof) by the Issuing Lender, and without any further action on the part of the Issuing Lender or the Lenders, the Issuing Lender hereby grants to each Lender, and each Lender hereby acquires from the Issuing Lender, a participation in such Letter of Credit equal to such Lender's Applicable Percentage of the aggregate amount available to be drawn under such Letter of Credit. Each Lender acknowledges and agrees that its obligation to acquire participations pursuant to this paragraph in respect of Letters of Credit is absolute and unconditional and shall not be affected by any circumstance whatsoever, including any amendment, renewal or extension of any Letter of Credit on the terms provided herein or the occurrence and continuance of a Default or reduction or termination of the Commitments, and that each such payment shall be made without any offset, abatement, withholding or reduction whatsoever.

     In consideration and in furtherance of the foregoing, each Lender hereby absolutely and unconditionally agrees to pay to the Administrative Agent, for the account of the Issuing Lender, such Lender's Applicable Percentage of each LC Disbursement made by the Issuing Lender promptly upon the request of the Issuing Lender at any time from the time of such LC Disbursement until such LC Disbursement is reimbursed by the Borrower or at any time after any reimbursement payment is required to be refunded to the Borrower for any reason.

Each such payment shall be made in the same manner as provided in Section 2.08 with respect to Loans made by such Lender (and Section 2.08 shall apply, mutatis mutandis, to the payment obligations of the Lenders), and the Administrative Agent shall promptly pay to the Issuing Lender the amounts so received by it from the Lenders. Promptly following receipt by the Administrative Agent of any payment from the Borrower pursuant to the next following paragraph, the Administrative Agent shall distribute such payment to the Issuing Lender or, to the extent that the Lenders have made payments pursuant to this paragraph to reimburse the Issuing Lender, then to such Lenders and the Issuing Lender as their interests may appear. Any payment made by a Lender pursuant to this paragraph to reimburse the Issuing Lender for any LC Disbursement shall not constitute a Loan and shall not relieve the Borrower of its obligation to reimburse such LC Disbursement.

     (f) Reimbursement. If the Issuing Lender shall make any LC Disbursement in respect of a Letter of Credit, the Borrower shall reimburse the Issuing Lender in respect of such LC Disbursement by paying to the Administrative Agent an amount equal to such LC Disbursement not later than 1:00 p.m., New York City time, on (i) the Business Day that the Borrower receives notice of such LC Disbursement, if such notice is received prior to 10:00 a.m., New York City time, or (ii) the Business Day immediately following the day that the Borrower receives such notice, if such notice is not received prior to such time, provided that, if such LC Disbursement is not less than $1,000,000, the Borrower may, subject to the conditions to borrowing set forth herein, request in accordance with Section 2.03 that such payment be financed with an ABR Revolving Borrowing in an equivalent amount and, to the extent so financed, the Borrower's obligation to make such payment shall be discharged and replaced by the resulting ABR Revolving Borrowing.

     If the Borrower fails to make such payment when due, the Administrative Agent shall notify each Revolving Lender of the applicable LC Disbursement, the payment then due from the Borrower in respect thereof and such Lender's Applicable Percentage thereof.

     (g) Obligations Absolute. The Borrower's obligation to reimburse LC Disbursements as provided in paragraph (f) of this Section shall be absolute, unconditional and irrevocable, and shall be performed strictly in accordance with the terms of this Agreement under any and all circumstances whatsoever and irrespective of (i) any lack of validity or enforceability of any Letter of Credit, or any term or provision therein, (ii) any draft or other document presented under a Letter of Credit proving to be forged, fraudulent or invalid in any respect or any statement therein being untrue or inaccurate in any respect, (iii) payment by the Issuing Lender under a Letter of Credit against presentation of a draft or other document that does not comply strictly with the terms of such Letter of Credit, and (iv) any other event or circumstance whatsoever, whether or not similar to any of the foregoing, that might, but for the provisions of this Section, constitute a legal or equitable discharge of the Borrower's obligations hereunder.

     Neither the Administrative Agent, the Lenders nor the Issuing Lender, nor any of their Related Parties, shall have any liability or responsibility by reason of or in connection with the issuance or transfer of any Letter of Credit by the Issuing Lender or any payment or failure to make any payment thereunder (irrespective of any of the circumstances referred to in the preceding sentence), or any error, omission, interruption, loss or delay in transmission or delivery of any draft, notice or other communication under or relating to any Letter of Credit (including any document required to make a drawing thereunder), any error in interpretation of technical terms or any consequence arising from causes beyond the control of the Issuing Lender; provided that the foregoing shall not be construed to excuse the Issuing Lender from liability to the Borrower to the extent of any direct damages (as opposed to consequential damages, claims in respect of which are hereby waived by the Borrower to the extent permitted by applicable law) suffered by the Borrower that are caused by the Issuing Lender's gross negligence or willful misconduct when determining whether drafts and other documents presented under a Letter of Credit comply with the terms thereof. The parties hereto expressly agree that:

          (i) the Issuing Lender may accept documents that appear on their face to be in substantial compliance with the terms of a Letter of Credit without responsibility for further investigation, regardless of any notice or information to the contrary, and may make payment upon presentation of documents that appear on their face to be in substantial compliance with the terms of such Letter of Credit;

          (ii) the Issuing Lender shall have the right, in its sole discretion, to decline to accept such documents and to make such payment if such documents are not in strict compliance with the terms of such Letter of Credit; and

          (iii) this sentence shall establish the standard of care to be exercised by the Issuing Lender when determining whether drafts and other documents presented under a Letter of Credit comply with the terms thereof (and the parties hereto hereby waive, to the extent permitted by applicable law, any standard of care inconsistent with the foregoing).

     (h) Disbursement Procedures. The Issuing Lender shall, within a reasonable time following its receipt thereof, examine all documents purporting to represent a demand for payment under a Letter of Credit. The Issuing Lender shall promptly after such examination notify the Administrative Agent and the Borrower by telephone (confirmed by telecopy) of such demand for payment and whether the Issuing Lender has made or will make an LC Disbursement thereunder; provided that any failure to give or delay in giving such notice shall not relieve the Borrower of its obligation to reimburse the Issuing Lender and the Lenders with respect to any such LC Disbursement.

     (i) Interim Interest. If the Issuing Lender shall make any LC Disbursement, then, unless the Borrower shall reimburse such LC Disbursement in full on the date such LC Disbursement is made, the unpaid amount thereof shall bear interest, for each day from and including the date such LC Disbursement is made to but excluding the date that the Borrower reimburses such LC Disbursement, at the rate per annum then applicable to ABR Loans; provided that, if the Borrower fails to reimburse such LC Disbursement when due pursuant to paragraph (f) of this Section, then Section 2.11(c) shall apply. Interest accrued pursuant to this paragraph shall be for the account of the Issuing Lender, except that interest accrued on and after the date of payment by any Lender pursuant to paragraph (f) of this Section to reimburse the Issuing Lender shall be for the account of such Lender to the extent of such payment.

     (j) Replacement of the Issuing Lender. The Issuing Lender may be replaced at any time by written agreement among the Borrower, the Administrative Agent, the replaced Issuing Lender and the successor Issuing Lender. The Administrative Agent shall notify the Lenders of any such replacement of the Issuing Lender. At the time any such replacement shall become effective, the Borrower shall pay all unpaid fees accrued for the account of the replaced Issuing Lender pursuant to
Section 2.10(b). From and after the effective date of any such replacement, (i) the successor Issuing Lender shall have all the rights and obligations of the replaced Issuing Lender under this Agreement with respect to Letters of Credit to be issued thereafter and (ii) references herein to the term "Issuing Lender" shall be deemed to refer to such successor or to any previous Issuing Lender, or to such successor and all previous Issuing Lenders, as the context shall require. After the replacement of an Issuing Lender hereunder, the replaced Issuing Lender shall remain a party hereto and shall continue to have all the rights and obligations of an Issuing Lender under this Agreement with respect to Letters of Credit issued by it prior to such replacement, but shall not be required to issue additional Letters of Credit.

     (k) Cash Collateralization. If either (i) an Event of Default shall occur and be continuing and the Borrower receives notice from the Administrative Agent or the Required Lenders (or, if the maturity of the Loans has been accelerated, Lenders with LC Exposure representing greater than at least 51% of the total LC Exposure) demanding the deposit of cash collateral pursuant to this paragraph, or (ii) the Borrower shall be required to provide cover for LC Exposure pursuant to Section 2.07(b) or 2.09(b), the Borrower shall immediately deposit into the Collateral Account an amount in cash equal to, in the case of an Event of Default, the LC Exposure as of such date plus any accrued and unpaid interest thereon and, in the case of cover pursuant to Section 2.07(b) or 2.09(b), the amount required under Section 2.07(b) or 2.09(b), as the case may be; provided that the obligation to deposit such cash collateral shall become effective immediately, and such deposit shall become immediately due and payable, without demand or other notice of any kind, upon the occurrence of any Event of Default with respect to the Borrower described in clause (g) or (h) of Article VIII. Such deposit shall be held by the Administrative Agent in the Collateral Account as collateral in the first instance for the LC Exposure under this Agreement and thereafter for the payment of the "Secured Obligations" under and as defined in the Security Agreement, and for these purposes the Borrower hereby grants a security interest to the Administrative Agent for the benefit of the Lenders in the Collateral Account and in any financial assets (as defined in the Uniform Commercial Code) or other property held therein.

     (l) Deliveries. Promptly following the end of each calendar quarter, the Issuing Lender shall deliver (through the Administrative Agent) to each Revolving Lender and the Borrower a notice describing the aggregate amount of all Letters of Credit outstanding at the end of such quarter. Upon the request of any Revolving Lender from time to time, the Issuing Lender shall deliver any other information reasonably requested by such Revolving Lender with respect to each Letter of Credit then outstanding.

     (m) Letters of Credit  Under the  Existing  Credit  Agreement.  Pursuant to
Section 2.10 of the Existing Credit Agreement, Chase, as the "Issuing Bank" thereunder, has issued various "Letters of Credit" under and as defined in the Existing Credit Agreement. On the Effective Date, subject to the satisfaction of the conditions to effectiveness of the obligations of the Lenders hereunder set forth in Article V, each of such "Letters of Credit" under the Existing Credit Agreement shall automatically, and without any action on the part of any Person, become Letters of Credit hereunder.

     SECTION 2.05. Funding of Borrowings.

     (a) Funding by Lenders. Each Lender shall make each Loan to be made by it hereunder on the proposed date thereof by wire transfer of immediately available funds by 1:00 p.m., New York City time, to the account of the Administrative Agent most recently designated by it for such purpose by notice to the Lenders. The Administrative Agent will make such Loans available to the Borrower by promptly crediting the amounts so received, in like funds, to an account of the Borrower maintained with the Administrative Agent in New York City and designated by the Borrower in the applicable Borrowing Request; provided that ABR Revolving Borrowings made to finance the reimbursement of an LC Disbursement as provided in Section 2.04(f) shall be remitted by the Administrative Agent to the Issuing Lender.

     (b) Presumption by the Administrative Agent. Unless the Administrative Agent shall have received notice from a Lender prior to the proposed date of any Borrowing that such Lender will not make available to the Administrative Agent such Lender's share of such Borrowing, the Administrative Agent may assume that such Lender has made such share available on such date in accordance with paragraph (a) of this Section and may, in reliance upon such assumption, make available to the Borrower a corresponding amount. In such event, if a Lender has not in fact made its share of the applicable Borrowing available to the Administrative Agent, then the applicable Lender and the Borrower severally agree to pay to the Administrative Agent forthwith on demand such corresponding amount with interest thereon, for each day from and including the date such amount is made available to the Borrower to but excluding the date of payment to the Administrative Agent, at (i) in the case of such Lender, the Federal Funds Effective Rate or (ii) in the case of the Borrower, the interest rate applicable to ABR Loans. If such Lender pays such amount to the Administrative Agent, then such amount shall constitute such Lender's Loan included in such Borrowing.

     SECTION 2.06. Interest Elections.

     (a) Elections by the Borrower for Borrowing. Each Borrowing initially shall be of the Type specified in the applicable Borrowing Request and, in the case of a Eurodollar Borrowing, shall have an initial Interest Period as specified in such Borrowing Request. Thereafter, the Borrower may elect to convert such Borrowing to a different Type or to continue such Borrowing and, in the case of a Eurodollar Borrowing, may elect Interest Periods therefor, all as provided in this Section. The Borrower may elect different options with respect to different portions of the affected Borrowing, in which case each such portion shall be allocated ratably among the Lenders holding the Loans comprising such Borrowing, and the Loans comprising each such portion shall be considered a separate Borrowing.

     (b) Notice of Elections. To make an election pursuant to this Section, the Borrower shall notify the Administrative Agent of such election by telephone by the time that a Borrowing Request would be required under Section 2.03 if the Borrower were requesting a Borrowing of the Type resulting from such election to be made on the effective date of such election. Each such telephonic Interest Election Request shall be irrevocable and shall be confirmed promptly by hand delivery or telecopy to the Administrative Agent of a written Interest Election Request in a form approved by the Administrative Agent and signed by the Borrower.

     (c) Information in Interest Election Requests. Each telephonic and written Interest Election Request shall specify the following information in compliance with Section 2.02:

          (i) the Borrowing to which such Interest Election Request applies and, if different options are being elected with respect to different portions thereof, the portions thereof to be allocated to each resulting Borrowing (in which case the information to be specified pursuant to clauses (iii) and (iv) of this paragraph shall be specified for each resulting Borrowing);

          (ii) the effective date of the election made pursuant to such Interest Election Request, which shall be a Business Day;

          (iii) whether the resulting Borrowing is to be an ABR Borrowing or a Eurodollar Borrowing; and

          (iv) if the resulting Borrowing is a Eurodollar Borrowing, the Interest Period to be applicable thereto after giving effect to such election, which shall be a period contemplated by the definition of the term "Interest Period".

If any such Interest Election Request requests a Eurodollar Borrowing but does not specify an Interest Period, then the Borrower shall be deemed to have selected an Interest Period of one month's duration.

     (d) Notice by the Administrative Agent to Lenders. Promptly following receipt of an Interest Election Request, the Administrative Agent shall advise each Lender of the details thereof and of such Lender's portion of each resulting Borrowing.

     (e) Failure to Elect; Events of Default. If the Borrower fails to deliver a timely Interest Election Request with respect to a Eurodollar Borrowing prior to the end of the Interest Period applicable thereto, then, unless such Borrowing is repaid as provided herein, at the end of such Interest Period such Borrowing shall be converted to an ABR Borrowing. Notwithstanding any contrary provision hereof, if an Event of Default has occurred and is continuing and the

Administrative Agent, at the request of the Required Lenders, so notifies the Borrower, then, so long as an Event of Default is continuing (i) no outstanding Borrowing may be converted to or continued as a Eurodollar Borrowing and (ii) unless repaid, each Eurodollar Borrowing shall be converted to an ABR Borrowing at the end of the Interest Period applicable thereto.

     (f) Limitations on Lengths of Interest Periods. Notwithstanding any other provision of this Agreement, the Borrower shall not be entitled to request, or to elect to convert to or continue as a Eurodollar Borrowing: (i) any Revolving Borrowing if the Interest Period requested with respect thereto would end after the Revolving Maturity Date; (ii) any Revolving Borrowing if the Interest Period requested with respect thereto would commence before and end after any Revolving Commitment Reduction Date unless, after giving effect thereto, the aggregate principal amount of the Revolving Loans having Interest Periods that end after such Revolving Commitment Reduction Date shall be equal to or less than the aggregate amount of the Revolving Commitments on such Revolving Commitment Reduction Date; (iii) any Term Borrowing if the Interest Period requested with respect thereto would end after the Term Loan Maturity Date; (iv) any Term Loan if the Interest Period therefor would commence before and end after any Term Loan Principal Payment Date unless, after giving effect thereto, the aggregate principal amount of the Term Loans having Interest Periods that end after such Term Loan Principal Payment Date shall be equal to or less than the aggregate principal amount of the Term Loans permitted to be outstanding after giving effect to the payments of principal required to be made on such Term Loan Principal Payment Date; (v) any Incremental Term Borrowing if the Interest Period requested with respect thereto would end after the Incremental Term Loan Maturity Date; or (vi) any Incremental Term Loan if the Interest Period therefor would commence before and end after any Incremental Term Loan Principal Payment Date unless, after giving effect thereto, the aggregate principal amount of the Incremental Term Loans having Interest Periods that end after such Incremental Term Loan Principal Payment Date shall be equal to or less than the aggregate principal amount of the Incremental Term Loans permitted to be outstanding after giving effect to the payments of principal required to be made on such Incremental Term Loan Principal Payment Date.

     SECTION 2.07. Termination and Reduction of the Commitments.

     (a) Scheduled Termination. Unless previously terminated, (i) the Term Loan Commitments shall terminate at 5:00 p.m., New York City time, on the Effective Date, (ii) the Revolving Commitments shall terminate on the Revolving Maturity Date and (ii) the Incremental Term Loan Commitments shall terminate on the Incremental Term Loan Commitment Termination Date.

     (b) Scheduled Reductions. The aggregate amount of the Revolving Commitments shall be automatically reduced on each Revolving Commitment Reduction Date set forth in column (A) below to the amount (subject to reduction pursuant to paragraph (d) of this Section) set forth in column (B) below opposite such Revolving Commitment Reduction Date:

                      (A)                                         (B)
              Revolving Commitment                       Revolving Commitment
             Reduction Date Falling                    Reduced to the Following
               on or Nearest to:                              Amount ($):
               ----------------                               ----------
         March 31, 2001                                       962,500,000

         June 30, 2001                                        925,000,000

         September 30, 2001                                   887,500,000

         December 31, 2001                                    850,000,000

         March 31, 2002                                       812,500,000

         June 30, 2002                                        775,000,000

         September 30, 2002                                   737,500,000

         December 31, 2002                                    700,000,000

         March 31, 2003                                       662,500,000

         June 30, 2003                                        625,000,000

         September 30, 2003                                   587,500,000

         December 31, 2003                                    550,000,000

         March 31, 2004                                       512,500,000

         June 30, 2004                                        475,000,000

         September 30, 2004                                   437,500,000

         December 31, 2004                                    400,000,000

         March 31, 2005                                       300,000,000

         June 30, 2005                                        200,000,000

         September 15, 2005                                        0

If following any Revolving Commitment Reduction Date the total Revolving Exposures shall exceed the Revolving Commitments, the Borrower shall, first, pay Revolving Loans and, second, provide cover for LC Exposure as specified in
Section 2.04(k) in an aggregate amount equal to such excess.

     (c) Voluntary Termination or Reduction. The Borrower may at any time terminate, or from time to time reduce, the Commitments of any Class; provided that (i) each reduction of the Commitments of any Class pursuant to this Section shall be in an amount that is $5,000,000 or a larger multiple of $1,000,000 and
(ii) the Borrower shall not terminate or reduce the Revolving Commitments if, after giving effect to any concurrent prepayment of the Loans in accordance with
Section 2.09, the total  Revolving  Exposures  would exceed the total  Revolving

Commitments. The Borrower shall notify the Administrative Agent of any election to terminate or reduce the Commitments of any Class under this paragraph (c) at least two Business Days prior to the effective date of such termination or reduction, specifying such election and the effective date thereof. Promptly following receipt of any notice, the Administrative Agent shall advise the Lenders of the contents thereof. Each notice delivered by the Borrower pursuant to this Section shall be irrevocable; provided that a notice of termination of the Revolving Commitments delivered by the Borrower may state that such notice is conditioned upon the effectiveness of other credit facilities, in which case such notice may be revoked by the Borrower (by notice to the Administrative Agent on or prior to the specified effective date) if such condition is not satisfied.

     (d) Voluntary Reductions of Revolving Commitments Carry Forward. Each reduction in the aggregate amount of the Revolving Commitments pursuant to paragraph (c) of this Section on any date shall result in an automatic and simultaneous reduction (but not below zero) in the aggregate amount of the Revolving Commitments for each Revolving Commitment Reduction Date (as reflected in column (B) at the end of paragraph (a) of this Section) after such date in an amount equal to the amount of such reduction.

     (e) Effect of Termination or Reduction. Any termination or reduction of the Commitments of either Class shall be permanent. Each reduction of the
Commitments of either Class shall be made ratably among the Lenders in accordance with their respective Commitments of such Class.

     SECTION 2.08. Repayment of Loans; Evidence of Debt.

     (a) Repayment. The Borrower hereby unconditionally promises to pay the Loans as follows:

          (i) to the Administrative Agent for the account of each Revolving Lender the outstanding principal amount of each Revolving Loan of such Lender on the Revolving Maturity Date;

          (ii) to the Administrative Agent for the account of each Term Loan Lender the outstanding principal amount of each Term Loan of such Lender on each Term Loan Principal Payment Date set forth below in the aggregate principal amount set forth opposite such Term Loan Principal Payment Date (subject to adjustment pursuant to paragraph (b) of this Section):

                   Term Loan Principal                       Amounts ($):
               Payment Date Falling on or                    ------------
                       Nearest to:
                       -----------
                March 31, 1999                                12,500,000

                June 30, 1999                                 12,500,000

                September 30, 1999                            12,500,000

                December 31, 1999                             12,500,000

                March 31, 2000                                18,750,000

                June 30, 2000                                 18,750,000

                September 30, 2000                            18,750,000

                December 31, 2000                             18,750,000

                March 31, 2001                                25,000,000

                June 30, 2001                                 25,000,000

                September 30, 2001                            25,000,000

                December 31, 2001                             25,000,000

                March 31, 2002                                25,000,000

                June 30, 2002                                 25,000,000

                September 30, 2002                            25,000,000

                December 31, 2002                             25,000,000

                March 31, 2003                                31,250,000

                June 30, 2003                                 31,250,000

                September 30, 2003                            31,250,000

                December 31, 2003                             31,250,000

                March 31, 2004                                37,500,000

                June 30, 2004                                 37,500,000

                September 30, 2004                            37,500,000

                December 31, 2004                             37,500,000

                March 31, 2005                                37,500,000

                June 30, 2005                                 37,500,000

                September 15, 2005                            75,000,000

          (iii) to the Administrative Agent for the account of each Incremental Term Loan Lender the outstanding principal amount of each Incremental Term Loan of such Lender on each Incremental Term Loan Principal Payment Date set forth below in the principal amount equal to the percentage set forth opposite such Incremental Term Loan Principal Payment Date of the principal amount of such Incremental Term Loan outstanding on the Incremental Term Loan Commitment Termination Date (subject to adjustment pursuant to paragraph (b) of this Section):

               Incremental Term Loan                           Percentage (%):
              Principal Payment Date                           ---------------
             Falling on or Nearest to:
             -------------------------

                March 31, 2001                                        1

                June 30, 2001                                         1

                September 30, 2001                                    1

                December 31, 2001                                     1

                March 31, 2002                                        1

                June 30, 2002                                         1

                September 30, 2002                                    1

                December 31, 2002                                     1

                March 31, 2003                                        1

                June 30, 2003                                         1

                September 30, 2003                                    1

                December 31, 2003                                     1

                March 31, 2004                                        1

                June 30, 2004                                         1

                September 30, 2004                                    1

                December 31, 2004                                     1

                March 31, 2005                                        1

                June 30, 2005                                         1

                September 30, 2005                                    1

                December 31, 2005                                     1

                March 31, 2006                                        1

                June 30, 2006                                        79

     (b) Adjustment of Amortization Schedule. Any prepayment of a Term Loan or an Incremental Term Loan shall be applied to reduce the remaining scheduled installments thereof in inverse order of maturity. To the extent not previously paid, all Term Loans shall be due and payable on the Term Loan Maturity Date. To the extent not previously paid, all Incremental Term Loans shall be due and payable on the Incremental Term Loan Maturity Date.

     (c) Manner of Payment. Prior to any repayment or prepayment of any Borrowings of either Class hereunder, the Borrower shall select the Borrowing or Borrowings of the applicable Class to be paid and shall notify the Administrative Agent by telephone (confirmed by telecopy) of such selection not later than 10:00 a.m., New York City time, three Business Days before the scheduled date of such repayment; provided that each repayment of Borrowings of either Class shall be applied to repay any outstanding ABR Borrowings of such Class before any other Borrowings of such Class. If the Borrower fails to make a timely selection of the Borrowing or Borrowings to be repaid or prepaid, such payment shall be applied, first, to pay any outstanding ABR Borrowings of the applicable Class and, second, to other Borrowings of such Class in the order of the remaining duration of their respective Interest Periods (the Borrowing with the shortest remaining Interest Period to be repaid first). Each payment of a Borrowing shall be applied ratably to the Loans included in such Borrowing.

     (d) Maintenance of Loan Accounts by Lenders. Each Lender shall maintain in accordance with its usual practice an account or accounts evidencing the indebtedness of the Borrower to such Lender resulting from each Loan made by such Lender, including the amounts of principal and interest payable and paid to such Lender from time to time hereunder.

     (e) Maintenance of Loan Accounts by the Administrative Agent. The Administrative Agent shall maintain accounts in which it shall record (i) the amount of each Loan made hereunder, the Class and Type thereof and the Interest Period applicable thereto, (ii) the amount of any principal or interest due and payable or to become due and payable from the Borrower to each Lender hereunder and (iii) the amount of any sum received by the Administrative Agent hereunder for the account of the Lenders and each Lender's share thereof.

     (f) Effect of Loan Accounts. The entries made in the accounts maintained pursuant to paragraph (d) or (e) of this Section shall be prima facie evidence of the existence and amounts of the obligations recorded therein; provided that the failure of any Lender or the Administrative Agent to maintain such accounts or any error therein shall not in any manner affect the obligation of the Borrower to repay the Loans in accordance with the terms of this Agreement.

     (g) Promissory Notes. Any Lender may request that Loans of any Class made by it be evidenced by a promissory note. In such event, the Borrower shall prepare, execute and deliver to such Lender a promissory note payable to the order of such Lender (or, if requested by such Lender, to such Lender and its registered assigns) and in a form approved by the Administrative Agent. Thereafter, the Loans evidenced by such promissory note and interest thereon shall at all times (including after assignment pursuant to Section 10.04) be represented by one or more promissory notes in such form payable to the order of the payee named therein (or, if such promissory note is a registered note, to such payee and its registered assigns).

     SECTION 2.09. Prepayment of Loans.

     (a) Optional Prepayments. The Borrower shall have the right at any time and from time to time to prepay any Borrowing in whole or in part, subject to the requirements of this Section. Any prepayment of the Term Loans or the Incremental Term Loans pursuant to this paragraph shall be applied ratably to the then outstanding Term Loans and Incremental Term Loans and, in each case, ratably to the respective installments thereof in the inverse order of maturity. Any partial prepayment shall be in an amount that is $1,000,000 or a larger multiple of $100,000.

     (b) Mandatory Prepayments. The Borrower will prepay the Loans (and/or provide cover for LC Exposure as specified in Section 2.04(k)), and/or the Commitments shall be subject to automatic reduction, as follows:

          (i) Excess Cash Flow. Not later than the date 110 days after the end of each fiscal year of the Borrower commencing with the fiscal year ending on December 31, 1999, the Borrower shall prepay the Loans (and/or provide cover for LC Exposure as specified in Section 2.04(k)), and/or the Commitments shall be subject to automatic reduction, in an aggregate amount equal to the excess of (A) 50% of Excess Cash Flow for such fiscal year over (B) the aggregate amount of prepayments of Term Loans made during such fiscal year pursuant to paragraph (a) of this Section and, after the payment in full of the Term Loans, the aggregate amount of voluntary reductions of the Revolving Commitments made during such fiscal year pursuant to Section 2.07(c), such prepayment and/or reduction to be effected in each case in the manner and to the extent specified in clause
     (iv) of this paragraph; provided that if the Total Indebtedness Ratio as of the last day of any fiscal year is less than 6.00 to 1, the Borrower shall not be required to make a prepayment under this clause (i) for such fiscal year.

          (ii) Sale of Assets. Without limiting the obligation of the Borrower to obtain the consent of the Required Lenders pursuant to Section 7.05 to any Disposition not otherwise permitted hereunder, in the event that the Net Available Proceeds of any Disposition (the "Current Disposition"), and of all prior Dispositions (other than sales of assets in the ordinary course of business or in connection with any Receivables Financing) as to which a prepayment has not yet been made under this paragraph, shall exceed $100,000,000 in the aggregate for any fiscal year (such excess amount for any fiscal year, the "Excess Disposition Proceeds"), then, no later than five Business Days prior to the consummation of the Current Disposition, the Borrower will deliver to the Lenders a statement, certified by a Financial Officer of the Borrower, in form and detail satisfactory to the Administrative Agent, of the amount of the Net Available Proceeds of the Current Disposition and of all such prior Dispositions and will, on or prior to the date which is 270 days after the consummation of the Current Disposition, prepay the Loans (and/or provide cover for LC Exposure as specified in Section 2.04(k)), and/or the Commitments shall be subject to automatic reduction, in an aggregate amount equal to the Excess Disposition Proceeds, such prepayment and/or reduction to be effected in each case in the manner and to the extent specified in clause (iv) of this paragraph, provided that, notwithstanding the foregoing, the Borrower shall not be required to make a prepayment under this clause (ii) (A) with respect to any Disposition permitted under Section 7.05 or (B) to the extent that on or prior to the date within 180 days following receipt of the Net Available Proceeds of the Current Disposition the Borrower shall have advised the Administrative Agent that it has entered into a legally binding commitment to make any Acquisition permitted under Section 7.04(f) and that it intends to use all or portion of the Net Available Proceeds of the Current Disposition to finance such Acquisitions and that, on or prior to the date which is 360 days after the Current Disposition, such proceeds are actually so invested.

          (iii) Casualty Events. Upon the date 270 days following the receipt by the Borrower of the proceeds of insurance, condemnation award or other compensation in respect of any Casualty Event affecting any property of the Borrower or any of its Subsidiaries (or upon such earlier date as the Borrower or such Subsidiary, as the case may be, shall have determined not to repair or replace the property affected by such Casualty Event) (the "Current Casualty Event"), in the event that the aggregate amount of the Net Available Proceeds of such Current Casualty Event, together with the aggregate amount of Net Available Proceeds in respect of any prior Casualty Event not theretofore applied to repair or replace the property affected by such prior Casualty Event, shall exceed $25,000,000 in the aggregate (any such excess amount, the "Excess Casualty Proceeds Amount"), then the Borrower shall prepay the Loans (and/or provide cover for LC Exposure as specified in Section 2.04(k)), and/or the Commitments shall be subject to automatic reduction, in an aggregate amount, if any, equal to the Excess Casualty Proceeds Amount, such prepayment and/or reduction to be effected in each case in the manner and to the extent specified in clause (iv) of this paragraph.

          (iv)  Application.   Prepayments   and/or  reductions  of  Commitments
     pursuant to this paragraph shall be applied as follows:

          first, to prepay the Term Loans and the Incremental Term Loans, and second, after the payment in full of the Term Loans and the Incremental Term Loans, to reduce the aggregate amount of the Revolving Commitments (and to the extent that, after giving effect to such reduction, the total Revolving Exposures would exceed the Revolving Commitments, the Borrower shall, first, prepay Revolving Loans and second, provide cover for LC Exposure as specified in Section 2.04(k) in an aggregate amount equal to such excess).

     Each such prepayment of the Term Loans and the Incremental Term Loans shall be applied ratably to the then outstanding Term Loans and Incremental Term Loans and, in each case, ratably to the installments thereof in inverse order of maturity.

     (c) Notices, Etc. The Borrower shall notify the Administrative Agent by telephone (confirmed by telecopy) of any optional prepayment hereunder (i) in the case of prepayment of a Eurodollar Borrowing, not later than 10:00 a.m., New York City time, three Business Days before the date of prepayment or (ii) in the case of prepayment of an ABR Borrowing, not later than 10:00 a.m., New York City time, one Business Day before the date of prepayment. Each such notice shall be irrevocable and shall specify the prepayment date, the principal amount of each Borrowing or portion thereof to be prepaid and, in the case of a mandatory prepayment, a reasonably detailed calculation of the amount of such prepayment; provided that, if a notice of prepayment is given in connection with a conditional notice of termination of the Revolving Commitments as contemplated by Section 2.07, then such notice of prepayment may be revoked if such notice of termination is revoked in accordance with Section 2.07. Promptly following receipt of any such notice relating to a Borrowing, the Administrative Agent shall advise the relevant Lenders of the contents thereof. Each partial prepayment of any Borrowing shall be in an amount that would be permitted in the case of a Borrowing of the same Type as provided in Section 2.02, except as necessary to apply fully the required amount of a mandatory prepayment. Each prepayment of a Borrowing shall be applied ratably to the Loans included in the prepaid Borrowing. Prepayments shall be accompanied by accrued interest to the extent required by Section 2.11 and shall be made in the manner specified in
Section 2.08(c).

     SECTION 2.10. Fees.

     (a) Commitment Fee. The Borrower agrees to pay to the Administrative Agent for the account of each Lender a commitment fee, which shall accrue at the Applicable Rate on the average daily unused amount of the Revolving Commitment of such Lender during the period from and including the date hereof to but excluding the earlier of the date such Revolving Commitment terminates and the Revolving Maturity Date. Accrued commitment fees shall be payable in arrears on each Quarterly Date and on the earlier of the date the relevant Commitment terminates and the Revolving Maturity Date, commencing on the first such date to occur after the date hereof. All commitment fees shall be computed on the basis of a year of 360 days and shall be payable for the actual number of days elapsed (including the first day but excluding the last day). For purposes of computing commitment fees, the Revolving Commitment of a Lender shall be deemed to be used to the extent of the outstanding Revolving Loans and LC Exposure of such Lender.

     (b) Letter of Credit Fees. The Borrower agrees to pay (i) to the Administrative Agent for the account of each Revolving Lender a participation fee with respect to its participations in Letters of Credit, which shall accrue at a rate per annum equal to the Applicable

Rate applicable to interest on Eurodollar Revolving Loans on the average daily amount of such Lender's LC Exposure (excluding any portion thereof attributable to unreimbursed LC Disbursements) during the period from and including the Effective Date to but excluding the later of the date on which such Lender's Revolving Commitment terminates and the date on which such Lender ceases to have any LC Exposure, and (ii) to the Issuing Lender a fronting fee, which shall accrue at the rate or rates per annum separately agreed upon between the Borrower and the Issuing Lender on the average daily amount of the LC Exposure (excluding any portion thereof attributable to unreimbursed LC Disbursements) during the period from and including the Effective Date to but excluding the later of the date of termination of the Revolving Commitments and the date on which there ceases to be any LC Exposure, as well as the Issuing Lender's standard fees with respect to the issuance, amendment, renewal or extension of any Letter of Credit or processing of drawings thereunder. Participation fees and fronting fees accrued through and including each Quarterly Date shall be payable on the third Business Day following such Quarterly Date, commencing on the first such date to occur after the Effective Date; provided that all such fees shall be payable on the date on which the Revolving Commitments terminate and any such fees accruing after the date on which the Revolving Commitments terminate shall be payable on demand. Any other fees payable to the Issuing Lender pursuant to this paragraph shall be payable within 10 days after demand. All participation fees and fronting fees shall be computed on the basis of a year of 360 days and shall be payable for the actual number of days elapsed (including the first day but excluding the last day).

     (c) Administrative Agent Fees. The Borrower agrees to pay to the Administrative Agent, for its own account, fees payable in the amounts and at the times separately agreed upon between the Borrower and the Administrative Agent.

     (d) Payment of Fees. All fees payable hereunder shall be paid on the dates due, in immediately available funds, to the Administrative Agent (or to the Issuing Lender, in the case of fees payable to it) for distribution, in the case of commitment fees and participation fees, to the Lenders entitled thereto. Fees paid shall not be refundable under any circumstances.

     SECTION 2.11. Interest.

     (a) ABR Loans. The Loans comprising each ABR Borrowing shall bear interest at a rate per annum equal to the Alternate Base Rate plus the Applicable Rate.

     (b) Eurodollar Loans. The Loans comprising each Eurodollar Borrowing shall bear interest at a rate per annum equal to the Adjusted LIBO Rate for the Interest Period in effect for such Borrowing plus the Applicable Rate.

     (c) Default Interest. Notwithstanding the foregoing, during any period that a Post-Default Condition exists (whether or not the same is thereafter cured), the Borrower hereby promises to pay to the Administrative Agent for account of each Lender interest at the applicable Post-Default Rate on any principal of any Loan made by such Lender (whether or not then due), on any Reimbursement Obligation owing to such Lender and on any other amount then due and payable by the Borrower hereunder.

     (d) Payment of Interest. Accrued interest on each Loan shall be payable in arrears on each Interest Payment Date for such Loan and, in the case of Revolving Loans, upon termination of the Revolving Commitments; provided that
(i) interest accrued pursuant to paragraph (c) of this Section shall be payable on demand, (ii) in the event of any repayment or prepayment of any Loan (other than a prepayment of an ABR Revolving Loan prior to the Revolving Maturity
Date), accrued interest on the principal amount repaid or prepaid shall be payable on the date of such repayment or prepayment and (iii) in the event of any conversion of any Eurodollar Borrowing prior to the end of the current Interest Period therefor, accrued interest on such Borrowing shall be payable on the effective date of such conversion.

     (e) Computation. All interest hereunder shall be computed on the basis of a year of 360 days, except that interest computed by reference to the Alternate Base Rate at times when the Alternate Base Rate is based on the Prime Rate shall be computed on the basis of a year of 365 days (or 366 days in a leap year), and in each case shall be payable for the actual number of days elapsed (including the first day but excluding the last day). The applicable Alternate Base Rate or Adjusted LIBO Rate shall be determined by the Administrative Agent, and such determination shall be conclusive absent manifest error.

     SECTION 2.12. Alternate Rate of Interest. If prior to the commencement of any Interest Period for a Eurodollar Borrowing:

          (a) the Administrative Agent determines (which determination shall be conclusive absent manifest error) that adequate and reasonable means do not exist for ascertaining the Adjusted LIBO Rate for such Interest Period; or

          (b) if such Borrowing is of a particular Class of Loans, the Administrative Agent is advised by the Required Lenders of such Class that the Adjusted LIBO Rate for such Interest Period will not adequately and fairly reflect the cost to such Lenders of making or maintaining their Loans included in such Borrowing for such Interest Period;

then the Administrative Agent shall give notice thereof to the Borrower and the Lenders by telephone or telecopy as promptly as practicable thereafter and, until the Administrative Agent notifies the Borrower and the Lenders that the circumstances giving rise to such notice no longer exist, (i) any Interest Election Request that requests the conversion of any Borrowing to, or continuation of any Borrowing as, a Eurodollar Borrowing shall be ineffective and (ii) if any Borrowing Request requests a Eurodollar Borrowing, such Borrowing shall be made as an ABR Borrowing.

     SECTION 2.13. Increased Costs.

     (a) Increased Costs Generally. If any Change in Law shall:

          (i) impose, modify or deem applicable any reserve, special deposit or similar requirement against assets of, deposits with or for the account of, or credit extended by, any Lender (except any such reserve requirement reflected in the Adjusted LIBO Rate) or the Issuing Lender; or

          (ii) impose on any Lender or the Issuing Lender or the London interbank market any other condition affecting this Agreement or Eurodollar Loans made by such Lender or any Letter of Credit or participation therein;

and the result of any of the foregoing shall be to increase the cost to such Lenders of making or maintaining any Eurodollar Loan (or of maintaining its obligation to make any such Loan) or to increase the cost to such Lender or the Issuing Lender of participating in, issuing or maintaining any Letter of Credit or to reduce the amount of any sum received or receivable by such Lender or the Issuing Lender hereunder (whether of principal, interest or otherwise), then the Borrower will pay to such Lender or the Issuing Lender, as the case may be, such additional amount or amounts as will compensate such Lender or the Issuing Lender, as the case may be, for such additional costs incurred or reduction suffered.

     (b) Capital Requirements. If any Lender or the Issuing Lender determines that any Change in Law regarding capital requirements has or would have the effect of reducing the rate of return on such Lender's or the Issuing Lender's capital or on the capital of such Lender's or the Issuing Lender's holding company, if any, as a consequence of this Agreement or the Loans made by, or participations in Letters of Credit held by, such Lender, or the Letters of Credit issued by the Issuing Lender, to a level below that which such Lender or the Issuing Lender or such Lender's or the Issuing Lender's holding company could have achieved but for such Change in Law (taking into consideration such Lender's or the Issuing Lender's policies and the policies of such Lender's or the Issuing Lender's holding company with respect to capital adequacy), then from time to time the Borrower will pay to such Lender or the Issuing Lender, as the case may be, such additional amount or amounts as will compensate such Lender or the Issuing Lender or such Lender's or the Issuing Lender's holding company for any such reduction suffered.

     (c) Certificates from Lenders. A certificate of a Lender or the Issuing Lender setting forth the amount or amounts necessary to compensate such Lender or the Issuing Lender or its holding company, as the case may be, as specified in paragraph (a) or (b) of this Section shall be delivered to the Borrower and shall be conclusive absent manifest error. The Borrower shall pay such Lender or the Issuing Lender, as the case may be, the amount shown as due on any such certificate within 10 days after receipt thereof.

     (d) Delay in Requests. Failure or delay on the part of any Lender or the Issuing Lender to demand compensation pursuant to this Section shall not constitute a waiver of such Lender's or the Issuing Lender's right to demand such compensation; provided that the Borrower shall not be required to compensate a Lender or the Issuing Lender pursuant to this Section for any increased costs or reductions incurred more than 45 days prior to the date that such Lender or the Issuing Lender, as the case may be, notifies the Borrower of the Change in Law giving rise to such increased costs or reductions and of such Lender's or the Issuing Lender's intention to claim compensation therefor; provided further that, if the Change in Law giving rise to such increased costs or reductions is retroactive, then the 45-day period referred to above shall be extended to include the period of retroactive effect thereof.

     SECTION 2.14. Break Funding Payments . In the event of (a) the payment of any principal of any Eurodollar Loan other than on the last day of an Interest Period applicable thereto (including as a result of an Event of Default), (b) the conversion of any Eurodollar Loan other than on the last day of the Interest Period applicable thereto, (c) the failure to borrow, convert, continue or prepay any Loan on the date specified in any notice delivered pursuant hereto (regardless of whether such notice is permitted to be revocable under Section 2.09(c) and is revoked in accordance herewith), or (d) the assignment of any Eurodollar Loan other than on the last day of the Interest Period applicable thereto as a result of a request by the Borrower pursuant to Section 2.17, then, in any such event, the Borrower shall compensate each Lender for the loss, cost and expense attributable to such event. In the case of a Eurodollar Loan, the loss to any Lender attributable to any such event shall be deemed to include an amount determined by such Lender to be equal to the excess, if any, of (i) the amount of interest that such Lender would pay for a deposit equal to the principal amount of such Loan for the period from the date of such payment, conversion, failure or assignment to the last day of the then current Interest Period for such Loan (or, in the case of a failure to borrow, convert or continue, the duration of the Interest Period that would have resulted from such borrowing, conversion or continuation) if the interest rate payable on such deposit were equal to the Adjusted LIBO Rate for such Interest Period, over (ii) the amount of interest that such Lender would earn on such principal amount for such period if such Lender were to invest such principal amount for such period at the interest rate that would be bid by such Lender (or an Affiliate of such Lender) for dollar deposits from other banks in the eurodollar market at the commencement of such period. A certificate of any Lender setting forth any amount or amounts that such Lender is entitled to receive pursuant to this Section shall be delivered to the Borrower and shall be conclusive absent manifest error. The Borrower shall pay such Lender the amount shown as due on any such certificate within 10 days after receipt thereof.

     SECTION 2.15. Taxes.

     (a) Payments Free of Taxes. Any and all payments by or on account of any obligation of the Borrower hereunder or under any other Loan Document shall be made free and clear of and without deduction for any Indemnified Taxes or Other Taxes; provided that if the Borrower shall be required to deduct any Indemnified Taxes or Other Taxes from such payments, then (i) the sum payable shall be increased as necessary so that after making all required deductions (including deductions applicable to additional sums payable under this Section) the Administrative Agent, Lender or Issuing Lender (as the case may be) receives an amount equal to the sum it would have received had no such deductions been made,
(ii) the Borrower shall make such deductions and (iii) the Borrower shall pay the full amount deducted to the relevant Governmental Authority in accordance with applicable law.



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                                      -55-

     (b) Payment of Other Taxes by the Borrower. In addition, the Borrower shall pay any Other Taxes to the relevant Governmental Authority in accordance with applicable law.

     (c) Indemnification by the Borrower. The Borrower shall indemnify the Administrative Agent, each Lender and the Issuing Lender, within 10 days after written demand therefor, for the full amount of any Indemnified Taxes or Other Taxes (including Indemnified Taxes or Other Taxes imposed or asserted on or attributable to amounts payable under this Section) paid by the Administrative Agent, such Lender or the Issuing Lender, as the case may be, and any penalties, interest and reasonable expenses arising therefrom or with respect thereto, whether or not such Indemnified Taxes or Other Taxes were correctly or legally imposed or asserted by the relevant Governmental Authority. A certificate as to the amount of such payment or liability delivered to the Borrower by a Lender or the Issuing Lender, or by the Administrative Agent on its own behalf or on behalf of a Lender or the Issuing Lender, shall be conclusive absent manifest error.

     (d) Evidence of Payments. As soon as practicable after any payment of Indemnified Taxes or Other Taxes by the Borrower to a Governmental Authority, the Borrower shall deliver to the Administrative Agent the original or a certified copy of a receipt issued by such Governmental Authority evidencing such payment, a copy of the return reporting such payment or other evidence of such payment reasonably satisfactory to the Administrative Agent.

     (e) Foreign Lenders. Any Foreign Lender that is entitled to an exemption from or reduction of withholding tax under the law of the jurisdiction in which the Borrower is located, or any treaty to which such jurisdiction is a party, with respect to payments under this Agreement shall deliver to the Borrower (with a copy to the Administrative Agent), at the time or times prescribed by applicable law or reasonably requested by the Borrower, such properly completed and executed documentation prescribed by applicable law as will permit such payments to be made without withholding or at a reduced rate.

     SECTION 2.16. Payments Generally; Pro Rata Treatment; Sharing of Set-offs.

     (a) Payments by the Obligors. Each Obligor shall make each payment required to be made by it hereunder (whether of principal, interest, fees or reimbursement of LC Disbursements, or under Section 2.13, 2.14 or 2.15, or otherwise) or under any other Loan Document (except to the extent otherwise provided therein) prior to 1:00 p.m., New York City time, on the date when due, in immediately available funds, without set-off or counterclaim. Any amounts received after such time on any date may, in the discretion of the Administrative Agent, be deemed to have been received on the next succeeding Business Day for purposes of calculating interest thereon. All such payments shall be made to the Administrative Agent at its offices at 270 Park Avenue, New York, New York, except as otherwise expressly provided in the relevant Loan Document, and except payments to be made directly to the Issuing Lender as expressly provided herein and except that payments pursuant to Sections 2.13, 2.14, 2.15 and 10.03 shall be made directly to the Persons entitled thereto. The Administrative Agent shall distribute any such payments received by it for the account of any other Person to the appropriate recipient promptly following receipt thereof. If any payment hereunder shall be due on a day that is not a Business Day, the date for payment shall be extended to the next succeeding Business Day and, in the case of any payment accruing interest, interest thereon shall be payable for the period of such extension. All payments hereunder or under any other Loan Document (except to the extent otherwise provided therein) shall be made in dollars.

     (b) Application of Insufficient Payments. If at any time insufficient funds are received by and available to the Administrative Agent to pay fully all amounts of principal, unreimbursed LC Disbursements, interest and fees then due hereunder, such funds shall be applied (i) first, to pay interest and fees then due hereunder, ratably among the parties entitled thereto in accordance with the amounts of interest and fees then due to such parties, and (ii) second, to pay principal and unreimbursed LC Disbursements then due hereunder, ratably among the parties entitled thereto in accordance with the amounts of principal and unreimbursed LC Disbursements then due to such parties.

     (c) Pro Rata Treatment. Except to the extent otherwise provided herein: (i) each Borrowing of a particular Class shall be made from the relevant Lenders, each payment of commitment fee under Section 2.10 shall be made for account of the relevant Lenders, and each termination or reduction of the amount of the Commitments of a particular Class under Section 2.07 shall be applied to the respective Commitments of such Class of the relevant Lenders, pro rata according to the amounts of their respective Commitments of such Class; (ii) each Borrowing of any Class shall be allocated pro rata among the relevant Lenders according to the amounts of their respective Commitments of such Class (in the case of the making of Loans) or their respective Loans of such Class (in the case of conversions and continuations of Loans); (iii) each payment or prepayment of principal of Revolving Loans, Term Loans and Incremental Term Loans by the Borrower shall be made for account of the relevant Lenders pro rata in accordance with the respective unpaid principal amounts of the Loans of such Class held by them; and (iv) each payment of interest on Revolving Loans, Term Loans and Incremental Term Loans by the Borrower shall be made for account of the relevant Lenders pro rata in accordance with the amounts of interest on such Loans then due and payable to the respective Lenders.

     (d) Sharing of Payments by Lenders. If any Lender shall, by exercising any right of set-off or counterclaim or otherwise, obtain payment in respect of any principal of or interest on any of its Loans or participations in LC Disbursements resulting in such Lender receiving payment of a greater proportion of the aggregate amount of its Loans and participations in LC Disbursements and accrued interest thereon then due than the proportion received by any other Lender, then the Lender receiving such greater proportion shall purchase (for cash at face value) participations in the Loans and participations in LC Disbursements of other Lenders to the extent necessary so that the benefit of all such payments shall be shared by the Lenders ratably in accordance with the aggregate amount of principal of and accrued interest on their respective Loans and participations in LC Disbursements; provided that (i) if any such participations are purchased and all or any portion of the payment giving rise thereto is recovered, such participations shall be rescinded and the purchase price restored to the extent of such recovery, without interest, and (ii) the provisions of this paragraph shall not be construed to apply to any payment made by any Obligor pursuant to and in accordance with the express terms of this



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                                      -57-

Agreement or any payment obtained by a Lender as consideration for the assignment of or sale of a participation in any of its Loans or participations in LC Disbursements to any assignee or participant, other than to the Borrower or any Subsidiary or Affiliate thereof (as to which the provisions of this paragraph shall apply). Each Obligor consents to the foregoing and agrees, to the extent it may effectively do so under applicable law, that any Lender acquiring a participation pursuant to the foregoing arrangements may exercise against such Obligor rights of set-off and counterclaim with respect to such participation as fully as if such Lender were a direct creditor of such Obligor in the amount of such participation.

     (e) Presumptions of Payment. Unless the Administrative Agent shall have received notice from the Borrower prior to the date on which any payment is due to the Administrative Agent for the account of the Lenders or the Issuing Lender hereunder that the Borrower will not make such payment, the Administrative Agent may assume that the Borrower has made such payment on such date in accordance herewith and may, in reliance upon such assumption, distribute to the Lenders or the Issuing Lender, as the case may be, the amount due. In such event, if the Borrower has not in fact made such payment, then each of the Lenders or the Issuing Lender, as the case may be, severally agrees to repay to the Administrative Agent forthwith on demand the amount so distributed to such Lender or the Issuing Lender with interest thereon, for each day from and including the date such amount is distributed to it to but excluding the date of payment to the Administrative Agent, at the Federal Funds Effective Rate.

     (f) Certain Deductions by the Administrative Agent. If any Lender shall fail to make any payment required to be made by it pursuant to Section 2.04(e) or (f), 2.05(b) or 2.16(e), then the Administrative Agent may, in its discretion (notwithstanding any contrary provision hereof), apply any amounts thereafter received by the Administrative Agent hereunder for the account of such Lender to satisfy such Lender's obligations under such Sections until all such unsatisfied obligations are fully paid.

     SECTION 2.17. Mitigation Obligations; Replacement of Lenders.

     (a) Designation of a Different Lending Office. If any Lender requests compensation under Section 2.13, or if the Borrower is required to pay any additional amount to any Lender or any Governmental Authority for the account of any Lender pursuant to Section 2.15, then such Lender shall use reasonable efforts to designate a different lending office for funding or booking its Loans hereunder or to assign its rights and obligations hereunder to another of its offices, branches or Affiliates, if, in the judgment of such Lender, such designation or assignment (i) would eliminate or reduce amounts payable pursuant to Section 2.13 or 2.15, as the case may be, in the future and (ii) would not subject such Lender to any unreimbursed cost or expense and would not otherwise be disadvantageous to such Lender. The Borrower hereby agrees to pay all reasonable costs and expenses incurred by any Lender in connection with any such designation or assignment.

     (b)  Replacement  of Lenders.  If any Lender  requests  compensation  under
Section 2.13, or if the Borrower is required to pay any additional amount to any Lender or any Governmental Authority for the account of any Lender pursuant to
Section  2.15,  or if any  Lender



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                                      -58-

defaults in its obligation to fund Loans hereunder, or if any Lender does not agree to any request by the Borrower for a consent, approval, amendment or waiver hereunder that requires the consent or approval of all of the Lenders, then the Borrower may, at its sole expense and effort, upon notice to such Lender and the Administrative Agent, require such Lender to assign and delegate, without recourse (in accordance with and subject to the restrictions contained in Section 10.04), all its interests, rights and obligations under this Agreement to an assignee that shall assume such obligations (which assignee may be another Lender, if a Lender accepts such assignment); provided that (i) the Borrower shall have received the prior written consent of the Administrative Agent (and, if a Revolving Commitment is being assigned, the Issuing Lender), which consent shall not unreasonably be withheld, (ii) such Lender shall have received payment of an amount equal to the outstanding principal of its Loans and participations in LC Disbursements, accrued interest thereon, accrued fees and all other amounts payable to it hereunder, from the assignee (to the extent of such outstanding principal and accrued interest and fees) or the Borrower (in the case of all other amounts) and (iii) in the case of any such assignment resulting from a claim for compensation under Section 2.13 or payments required to be made pursuant to Section 2.15, such assignment will result in a reduction in such compensation or payments. A Lender shall not be required to make any such assignment and delegation if, prior thereto, as a result of a waiver by such Lender or otherwise, the circumstances entitling the Borrower to require such assignment and delegation cease to apply.

                                   ARTICLE III

                                    GUARANTEE

     SECTION 3.01. The Guarantee. The Subsidiary Guarantors hereby jointly and severally guarantee to each Lender and the Administrative Agent and their respective successors and assigns the prompt payment in full when due (whether at stated maturity, by acceleration or otherwise) of the principal of and interest on the Loans made by the Lenders to the Borrower and all other amounts from time to time owing to the Lenders or the Administrative Agent by the Borrower under this Agreement and by any Obligor under any of the other Loan Documents, and all obligations of the Borrower or any of its Subsidiaries to any of the Lenders and their respective Affiliates in respect of any Hedging Agreement, in each case strictly in accordance with the terms thereof (such obligations being herein collectively called the "Guaranteed Obligations"). The Subsidiary Guarantors hereby further jointly and severally agree that if the Borrower shall fail to pay in full when due (whether at stated maturity, by acceleration or otherwise) any of the Guaranteed Obligations, the Subsidiary Guarantors will promptly pay the same, without any demand or notice whatsoever, and that in the case of any extension of time of payment or renewal of any of the Guaranteed Obligations, the same will be promptly paid in full when due (whether at extended maturity, by acceleration or otherwise) in accordance with the terms of such extension or renewal.

     SECTION 3.02. Obligations Unconditional. The obligations of the Subsidiary Guarantors under Section 3.01 are absolute and unconditional, joint and several, irrespective of the value, genuineness, validity, regularity or enforceability of the obligations of the Borrower under this Agreement or any other agreement or instrument referred to herein or therein, or any substitution, release or exchange of any other guarantee of or security for any of the Guaranteed Obligations, and, to the fullest extent permitted by applicable law, irrespective of any other circumstance whatsoever that might otherwise constitute a legal or equitable discharge or defense of a surety or guarantor, it being the intent of this Section that the obligations of the Subsidiary Guarantors hereunder shall be absolute and unconditional, joint and several, under any and all circumstances. Without limiting the generality of the foregoing, it is agreed that the occurrence of any one or more of the following shall not alter or impair the liability of the Subsidiary Guarantors hereunder, which shall remain absolute and unconditional as described above:

          (i) at any time or from time to time, without notice to the Subsidiary Guarantors, the time for any performance of or compliance with any of the Guaranteed Obligations shall be extended, or such performance or compliance shall be waived;

          (ii) any of the acts mentioned in any of the provisions of this Agreement or any other agreement or instrument referred to herein shall be done or omitted;

          (iii) the maturity of any of the Guaranteed Obligations shall be accelerated, or any of the Guaranteed Obligations shall be modified, supplemented or amended in any respect, or any right under this Agreement or any other agreement or instrument referred to herein shall be waived or any other guarantee of any of the Guaranteed Obligations or any security therefor shall be released or exchanged in whole or in part or otherwise dealt with; or

          (iv) any lien or security interest granted to, or in favor of, the Administrative Agent or any Lender or Lenders as security for any of the Guaranteed Obligations shall fail to be perfected.

The Subsidiary Guarantors hereby expressly waive diligence, presentment, demand of payment, protest and all notices whatsoever, and any requirement that the Administrative Agent or any Lender exhaust any right, power or remedy or proceed against the Borrower under this Agreement or any other agreement or instrument referred to herein, or against any other Person under any other guarantee of, or security for, any of the Guaranteed Obligations.

     SECTION 3.03. Reinstatement. The obligations of the Subsidiary Guarantors under this Article shall be automatically reinstated if and to the extent that for any reason any payment by or on behalf of the Borrower in respect of the Guaranteed Obligations is rescinded or must be otherwise restored by any holder of any of the Guaranteed Obligations, whether as a result of any proceedings in bankruptcy or reorganization or otherwise, and the Subsidiary Guarantors jointly and severally agree that they will indemnify the Administrative Agent and each Lender on demand for all reasonable costs and expenses (including fees of counsel) incurred by the Administrative Agent or such Lender in connection with such rescission or restoration, including any such costs and expenses incurred in defending against any claim alleging that such payment constituted a preference, fraudulent transfer or similar payment under any bankruptcy, insolvency or similar law.

     SECTION 3.04. Subrogation. The Subsidiary Guarantors hereby jointly and severally agree that until the payment and satisfaction in full of all Guaranteed Obligations and the expiration and termination of the Commitments of the Lenders under this Agreement they shall not exercise any right or remedy arising by reason of any performance by them of their guarantee in Section 3.01, whether by subrogation or otherwise, against the Borrower or any other guarantor of any of the Guaranteed Obligations or any security for any of the Guaranteed Obligations.

     SECTION 3.05. Remedies. The Subsidiary Guarantors jointly and severally agree that, as between the Subsidiary Guarantors and the Lenders, the obligations of the Borrower under this Agreement may be declared to be forthwith due and payable as provided in Article VIII (and shall be deemed to have become automatically due and payable in the circumstances provided in Article VIII) for purposes of Section 3.01 notwithstanding any stay, injunction or other prohibition preventing such declaration (or such obligations from becoming automatically due and payable) as against the Borrower and that, in the event of such declaration (or such obligations being deemed to have become automatically due and payable), such obligations (whether or not due and payable by the Borrower) shall forthwith become due and payable by the Subsidiary Guarantors for purposes of Section 3.01.

     SECTION 3.06. Instrument for the Payment of Money. Each Subsidiary Guarantor hereby acknowledges that the guarantee in this Article constitutes an instrument for the payment of money, and consents and agrees that any Lender or the Administrative Agent, at its sole option, in the event of a dispute by such Subsidiary Guarantor in the payment of any moneys due hereunder, shall have the right to bring motion-action under New York CPLR Section 3213.

     SECTION 3.07. Continuing Guarantee. The guarantee in this Article is a continuing guarantee, and shall apply to all Guaranteed Obligations whenever arising.

     SECTION 3.08. Rights of Contribution. The Subsidiary Guarantors hereby agree, as between themselves, that if any Subsidiary Guarantor shall become an Excess Funding Guarantor (as defined below) by reason of the payment by such Subsidiary Guarantor of any Guaranteed Obligations, each other Subsidiary Guarantor shall, on demand of such Excess Funding Guarantor (but subject to the next sentence), pay to such Excess Funding Guarantor an amount equal to such Subsidiary Guarantor's Pro Rata Share (as defined below and determined, for this purpose, without reference to the properties, debts and liabilities of such Excess Funding Guarantor) of the Excess Payment (as defined below) in respect of such Guaranteed Obligations. The payment obligation of a Subsidiary Guarantor to any Excess Funding Guarantor under this Section shall be subordinate and subject in right of payment to the prior payment in full of the obligations of such Subsidiary Guarantor under the other provisions of this Article and such Excess Funding Guarantor shall not exercise any right or remedy with respect to such excess until payment and satisfaction in full of all of such obligations.



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                                      -61-

     For purposes of this Section, (i) "Excess Funding Guarantor" means, in respect of any Guaranteed Obligations, a Subsidiary Guarantor that has paid an amount in excess of its Pro Rata Share of such Guaranteed Obligations, (ii) "Excess Payment" means, in respect of any Guaranteed Obligations, the amount paid by an Excess Funding Guarantor in excess of its Pro Rata Share of such Guaranteed Obligations and (iii) "Pro Rata Share" means, for any Subsidiary Guarantor, the ratio (expressed as a percentage) of (x) the amount by which the aggregate present fair saleable value of all properties of such Subsidiary
Guarantor (excluding any shares of stock of any other Subsidiary Guarantor) exceeds the amount of all the debts and liabilities of such Subsidiary Guarantor (including contingent, subordinated, unmatured and unliquidated liabilities, but excluding the obligations of such Subsidiary Guarantor hereunder and any obligations of any other Subsidiary Guarantor that have been Guaranteed by such Subsidiary Guarantor) to (y) the amount by which the aggregate fair saleable value of all properties of all of the Subsidiary Guarantors exceeds the amount of all the debts and liabilities (including contingent, subordinated, unmatured and unliquidated liabilities, but excluding the obligations of the Borrower and the Subsidiary Guarantors hereunder and under the other Loan Documents) of all of the Subsidiary Guarantors, determined (A) with respect to any Subsidiary Guarantor that is a party hereto on the Effective Date, as of the Effective Date, and (B) with respect to any other Subsidiary Guarantor, as of the date such Subsidiary Guarantor becomes a Subsidiary Guarantor hereunder.

     SECTION 3.09. General Limitation on Guarantee Obligations. In any action or proceeding involving any state corporate law, or any state or Federal bankruptcy, insolvency, reorganization or other law affecting the rights of creditors generally, if the obligations of any Subsidiary Guarantor under
Section  3.01 would  otherwise,  taking into account the  provisions  of Section
3.08, be held or determined to be void, invalid or unenforceable, or subordinated to the claims of any other creditors, on account of the amount of its liability under Section 3.01, then, notwithstanding any other provision hereof to the contrary, the amount of such liability shall, without any further action by such Subsidiary Guarantor, any Lender, the Administrative Agent or any other Person, be automatically limited and reduced to the highest amount that is valid and enforceable and not subordinated to the claims of other creditors as determined in such action or proceeding.

                                   ARTICLE IV

                         REPRESENTATIONS AND WARRANTIES

     The Borrower represents and warrants to the Lenders that:

     SECTION 4.01. Organization; Powers. Each of the Borrower and its Subsidiaries is duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization, has all requisite power and authority to carry on its business as now conducted and, except where the failure to do so, individually or in the aggregate, could not



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                                      -62-

reasonably be expected to result in a Material Adverse Effect, is qualified to do business in, and is in good standing in, every jurisdiction where such qualification is required.

     SECTION 4.02. Authorization; Enforceability. The Transactions are within each Obligor's corporate powers and have been duly authorized by all necessary corporate and, if required, by all necessary shareholder action. This Agreement has been duly executed and delivered by each Obligor and constitutes, and each of the other Loan Documents to which it is a party when executed and delivered by such Obligor will constitute, a legal, valid and binding obligation of such Obligor, enforceable against each Obligor in accordance with its terms, except as such enforceability may be limited by (a) bankruptcy, insolvency, reorganization, moratorium or similar laws of general applicability affecting the enforcement of creditors' rights and (b) the application of general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law).

     SECTION 4.03. Governmental Approvals; No Conflicts. The Transactions (a) do not require any consent or approval of, registration or filing with, or any other action by, any Governmental Authority, except for (i) such as have been obtained or made and are in full force and effect, (ii) filings in respect of the Liens created pursuant to the Security Agreement, (iii) the filing with the FCC of certain of the Loan Documents as required by Section 73.3613 of the FCC's rules and (iv) the approval by the FCC of the acquisition of any Broadcast License, (b) will not violate any applicable law or regulation or the charter, by-laws or other organizational documents of the Borrower or any of its Subsidiaries or any order of any Governmental Authority, (c) will not violate or result in a default under any indenture, agreement or other instrument binding upon the Borrower or any of its Subsidiaries or assets, or give rise to a right thereunder to require any payment to be made by any such Person, and (d) except for the Liens created pursuant to the Security Agreement, will not result in the creation or imposition of any Lien on any asset of the Borrower or any of its Subsidiaries.

     SECTION 4.04.  Financial  Condition;  Material  Adverse  Change;  Year 2000
Issues.

     (a) Financial Condition. The Borrower has heretofore furnished to the Lenders its consolidated balance sheet and statements of income, stockholders' equity and cash flows as of and for the fiscal years ended December 31, 1996 and December 31, 1997, reported on by Arthur Andersen & Company, independent public accountants. Such financial statements present fairly, in all material respects, the financial position and results of operations and cash flows of the Borrower and its Subsidiaries as of such respective dates and for such respective years in accordance with GAAP.

     (b) No Material Adverse Change. Since December 31, 1997, there has been no material adverse change in the business, assets, operations, prospects or condition, financial or otherwise, of the Borrower and its Subsidiaries, taken as a whole.

     (c) Year 2000 Issues. The Borrower has initiated a review of the operations of the Borrower and its Subsidiaries with a view to assessing whether their business or operations


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                                      -63-

will, in the receipt, transmission, processing, manipulation, storage, retrieval, retransmission or other utilization of data, be vulnerable to any significant risk that computer hardware or software used in their business or operations will not, in the case of dates or time periods occurring after December 31, 1999, function at least as effectively as in the case of dates or time periods occurring prior to January 1, 2000. Based on such review, as of the date hereof, the Borrower has no reason to believe that a Material Adverse Effect will occur with respect to such business or operations resulting from any such risk, including, without limitation, as a result of any costs associated with the reprogramming of systems and equipment of the Borrower and its Subsidiaries in connection therewith.

     SECTION 4.05. Properties.

     (a) Property Generally. Each of the Borrower and its Subsidiaries has good title to, or valid leasehold interests in, all its real and personal property material to its business, subject only to Liens permitted by Section 7.02 and except for minor defects in title that do not interfere with its ability to conduct its business as currently conducted or to utilize such properties for their intended purposes.

     (b) Intellectual Property. Each of the Borrower and its Subsidiaries owns, or is licensed to use, all trademarks, tradenames, copyrights, patents and other intellectual property material to its business, and the use thereof by the Borrower and its Subsidiaries does not infringe upon the rights of any other Person, except for any such infringements that, individually or in the aggregate, could not reasonably be expected to result in a Material Adverse Effect.

     SECTION 4.06. Litigation and Environmental Matters.

     (a) Actions, Suits and Proceedings. There are no actions, suits or proceedings by or before any arbitrator or Governmental Authority now pending against or, to the knowledge of the Borrower, threatened against or affecting the Borrower or any of its Subsidiaries (including Unrestricted Subsidiaries)
(i) as to which there is a reasonable possibility of an adverse determination and that, if adversely determined, could reasonably be expected, individually or in the aggregate, to result in a Material Adverse Effect (other than any such action, suit or proceeding disclosed in Schedule 4.06(a) or (ii) that involve this Agreement or the Transactions.

     (b) Environmental Matters. Except for the matters disclosed in Schedule 4.06(b) and except with respect to any other matters that, individually or in the aggregate, could not reasonably be expected to result in a Material Adverse Effect, neither the Borrower nor any of its Subsidiaries (including Unrestricted Subsidiaries) (i) has failed to comply with any Environmental Law or to obtain, maintain or comply with any permit, license or other approval required under any Environmental Law, (ii) has become subject to any Environmental Liability, (iii) has received notice of any claim with respect to any Environmental Liability or
(iv) knows of any basis for any Environmental Liability.

     (c) Disclosed Matters. Since the date of this Agreement, there has been no change in the status of the matters disclosed in Schedules 4.06(a) and 4.06(b) that, individually


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                                      -64-

or in the aggregate, has resulted in, or materially increased the likelihood of, a Material Adverse Effect.

     SECTION 4.07. Compliance with Laws and Agreements. Each of the Borrower and its Subsidiaries is in compliance with all laws, regulations and orders of any Governmental Authority applicable to it or its property and all indentures, agreements and other instruments binding upon it or its property, except where the failure to do so, individually or in the aggregate, could not reasonably be expected to result in a Material Adverse Effect. No Default has occurred and is continuing.

     SECTION 4.08. Investment and Holding Company Status. Neither the Borrower nor any of its Subsidiaries is (a) an "investment company" as defined in, or subject to regulation under, the Investment Company Act of 1940 or (b) a "holding company" as defined in, or subject to regulation under, the Public Utility Holding Company Act of 1935.

     SECTION 4.09. Taxes. Each of the Borrower and its Subsidiaries has timely filed or caused to be filed all United States Federal and all other material Tax returns and reports required to have been filed and has paid or caused to be paid all Taxes required to have been paid by it, except (a) Taxes that are being contested in good faith by appropriate proceedings and for which such Person has set aside on its books adequate reserves or (b) to the extent that the failure to do so could not reasonably be expected to result in a Material Adverse Effect.

     SECTION 4.10. ERISA. The Borrower and the ERISA Affiliates have fulfilled their respective obligations under the minimum funding standards of ERISA and the Code with respect to each Plan and are in compliance in all material respects with the presently applicable provisions of ERISA and the Code, and have not incurred any liability to the PBGC or any Plan or Multiemployer Plan (other than to make contributions in the ordinary course of business).

     SECTION 4.11. Disclosure. The Borrower has disclosed to the Lenders all agreements, instruments and corporate or other restrictions to which it or any of its Subsidiaries is subject, and all other matters known to it, that, individually or in the aggregate, could reasonably be expected to result in a Material Adverse Effect. None of the reports, financial statements, certificates or other information furnished by or on behalf of the Obligors to the Lender in connection with the negotiation of this Agreement and the other Loan Documents (including, without limitation, the information set forth in the Confidential Information Memorandum) or delivered hereunder or thereunder (as modified or supplemented by other information so furnished) contains any material misstatement of fact or omits to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided that, with respect to projected financial information, the Borrower represents only that such information was prepared in good faith based upon assumptions believed to be reasonable at the time.

     SECTION 4.12. Use of Credit. Neither the Borrower nor any of its Subsidiaries is engaged principally, or as one of its important activities, in the business of extending credit for the purpose, whether immediate, incidental or ultimate, of buying or carrying Margin Stock, and no part of the proceeds of any extension of credit hereunder will be used to buy or carry any Margin Stock.

     SECTION 4.13. Indebtedness and Liens.

     (a) Material Indebtedness. Schedule 4.13(a) is a complete and correct list of each credit agreement, loan agreement, indenture, purchase agreement, guarantee, letter of credit or other arrangement providing for or otherwise relating to any Indebtedness or any extension of credit (or commitment for any extension of credit) to, or guarantee by, the Borrower or any of its Subsidiaries outstanding on the date hereof the aggregate principal or face amount of which equals or exceeds (or may equal or exceed) $5,000,000, and the aggregate principal or face amount outstanding or that may become outstanding under each such arrangement is correctly described in Schedule 4.13(a).

     (b) Liens. Schedule 4.13(b) is a complete and correct list of each Lien securing Indebtedness of any Person outstanding on the date hereof the aggregate principal or face amount of which equals or exceeds (or may equal or exceed) $1,000,000 and covering any property of the Borrower or any of its Subsidiaries, and the aggregate Indebtedness secured (or that may be secured) by each such Lien and the property covered by each such Lien is correctly described in
Schedule 4.13(b).

     (c) Film Cash Payments. Schedule 4.13(c) is a complete and correct list setting forth for the aggregate Film Cash Payments to be made in each fiscal year during the period commencing on January 1, 1998 through and including December 31, 2005.

     (d) Interest Rate Protection Agreements. Schedule 4.13(d) is a complete and correct list, as of the date hereof, of each Interest Rate Protection Agreement in respect of a notional principal amount which equals or exceeds (or may equal or exceed) $1,000,000.

     SECTION 4.14. Capitalization. Set forth in Schedule 4.14 is a complete and correct list of all of the authorized capital stock of the Borrower specifying the number of outstanding shares thereof on the date hereof and the number of such shares owned by the Smith Brothers. All of the authorized and outstanding and issued shares of capital stock of the Borrower are fully paid and nonassessable. Except as set forth in Schedule 4.14, there are (y) no outstanding Equity Rights with respect to the Borrower and (z) no outstanding obligations of the Borrower or any of its Subsidiaries to repurchase, redeem, or otherwise acquire any shares of capital stock of the Borrower nor are there any outstanding obligations of the Borrower or any of its Subsidiaries to make payments to any Person, such as "phantom stock" payments, where the amount thereof is calculated with reference to the fair market value or equity value of the Borrower or any of its Subsidiaries.

     SECTION 4.15. Subsidiaries and Investments.

     (a) Subsidiaries. Set forth in Schedule 4.15(a) is a complete and correct list of all of the Subsidiaries of the Borrower as of the date hereof, together with, for each such Subsidiary,



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                                      -66-

(i) the jurisdiction of organization of such Subsidiary, (ii) each Person holding ownership interests in such Subsidiary and (iii) the nature of the ownership interests held by each such Person and the percentage of ownership of such Subsidiary represented by such ownership interests. Each of the Borrower and its Subsidiaries owns, free and clear of Liens (other than Liens created pursuant to the Security Agreement), and has the unencumbered right to vote, all outstanding ownership interests in each Person shown to be held by it in
Schedule 4.15(a), all of the issued and outstanding capital stock of each such Person organized as a corporation is validly issued, fully paid and nonassessable, and there are no outstanding Equity Rights with respect to such Person.

     (b) Investments. Set forth in Schedule 4.15(b) is a complete and correct list of all Investments (other than Investments disclosed in Schedule 4.15(a) and other than Investments of the types referred to in clauses (b), (c), (e) and
(f) of Section 7.07) in an amount exceeding $1,000,000 held by the Borrower or any of its Subsidiaries in any Person on the date hereof and, for each such Investment, (x) the identity of the Person or Persons holding such Investment and (y) the nature of such Investment. Except as disclosed in Schedule 4.15(b), each of the Borrower and its Subsidiaries owns, free and clear of all Liens (other than Liens created pursuant to the Security Agreement), all such Investments.

     (c) Subsidiaries Not Subject to Certain Restrictions. None of the Subsidiaries of the Borrower is, on the date hereof, subject to any indenture, agreement, instrument or other arrangement of the type prohibited under Section 7.10.

     SECTION 4.16. Broadcast Licenses

     (a) Schedule 4.16 accurately and completely lists, as of the date hereof, for each Owned Station, all Broadcast Licenses granted or assigned to the Borrower or any of its Subsidiaries, or under which the Borrower and its Subsidiaries have the right to operate such Owned Station. The Broadcast Licenses listed in Schedule 4.16 with respect to any Owned Station include all material authorizations, licenses and permits issued by the FCC that are required or necessary for the operation of such Owned Station, and the conduct of the business of the Borrower and its Subsidiaries with respect to such Owned Station, as now conducted or proposed to be conducted. The Broadcast Licenses listed in Schedule 4.16 are issued in the name of the respective License
Subsidiary for the Owned Station being operated under authority of such Broadcast Licenses and are on the date hereof validly issued and in full force and effect, and the Borrower and its Subsidiaries have fulfilled and performed in all material respects all of their obligations with respect thereto and have full power and authority to operate thereunder.

     (b) Schedule 4.16 accurately and completely lists, as of the date hereof, for each Contract Station, all Broadcast Licenses granted or assigned to the Material Third-Party Licensee for such Contract Station, or under which the Material Third-Party Licensee for such Contract Station has the right to operate such Contract Station. The Broadcast Licenses listed in Schedule 4.16 with respect to any Contract Station include all material authorizations, licenses and permits issued by the FCC that are required or necessary for the operation of such Contract Station, and the conduct of the business of the Material Third-Party Licensee for such Contract

Station with respect to such Contract Station, as now conducted or proposed to be conducted. The Broadcast Licenses listed in Schedule 4.16 are issued in the name of the Material Third-Party Licensee for the Contract Station being operated under authority of such Broadcast Licenses and are on the date hereof validly issued and in full force and effect, and the Material Third-Party Licensee for such Contract Station has fulfilled and performed in all material respects all of its obligations with respect thereto and has full power and authority to operate thereunder.

     SECTION 4.17. Ancillary Documents. The Borrower has heretofore delivered to the Administrative Agent a true and complete copy of the Ancillary Documents, in each case as in effect on the date hereof, and each of the same is in full force and effect and no default of any Obligor party thereto of any of the provisions thereof is in existence on the date hereof.

     SECTION 4.18. Program Services Agreements. Schedule 4.18 is a complete and correct list, as of the date of this Agreement, of each agreement pursuant to which the Borrower or any of its Subsidiaries has the right to program and sell advertising on a substantial portion of the inventory of broadcast time of any Station.

     SECTION 4.19. Options. Schedule 4.19 is a complete and correct list, as of the date of this Agreement, of each option agreement pursuant to which the Borrower or any of its Subsidiaries has the right to acquire licenses, permits, authorizations or certificates to construct, own, operate or promote any television or radio broadcasting station.

     SECTION 4.20. Asset Use and Operating Agreements. Schedule 4.20 is a complete and correct list, as of the date of this Agreement, with respect to each Owned Station, of the agreement between the Subsidiary of the Borrower that operates such Owned Station and a License Subsidiary with respect to such Owned Station.

     SECTION 4.21. Solvency. As of the date hereof (and after giving effect to the extensions of credit hereunder and to the other transactions contemplated hereby), (i) the aggregate value of all properties of the Borrower and its Subsidiaries at their present fair saleable value (i.e., the amount that may be realized within a reasonable time, considered to be six to eighteen months, either through collection or sale at the regular market value, conceiving the latter as the amount that could be obtained for the properties in question within such period by a capable and diligent businessman from an interested buyer who is willing to purchase under ordinary selling conditions), exceeds the amount of all the debts and liabilities (including contingent, subordinated, unmatured and unliquidated liabilities) of the Borrower and its Subsidiaries,
(ii) the Borrower and its Subsidiaries will not, on a consolidated basis, have unreasonably small capital with which to conduct their business operations as heretofore conducted and (iii) the Borrower and its Subsidiaries will have, on a consolidated basis, sufficient cash flow to enable them to pay their debts as they mature.

                                    ARTICLE V

                                   CONDITIONS

     SECTION 5.01. Effective Date. The obligations of the Lenders to make Loans and of the Issuing Lender to issue Letters of Credit hereunder shall not become effective until the date on which the Administrative Agent shall have received each of the following documents, each of which shall be satisfactory to the Administrative Agent (and to the extent specified below, to each Lender) in form and substance (or such condition shall have been waived in accordance with Section 10.02):

          (a) Executed Counterparts. From each party hereto either (i) a counterpart of this Agreement signed on behalf of such party or (ii) written evidence satisfactory to the Administrative Agent (which may include telecopy transmission of a signed signature page of this Agreement) that such party has signed a counterpart of this Agreement.

          (b) Opinions of Counsel to the Obligors. Favorable written opinions (addressed to the Administrative Agent and the Lenders and dated the Effective Date) of (i) Thomas & Libowitz, P.A., counsel for the Obligors, in form and substance satisfactory to the Administrative Agent and (ii) special communications counsel for the Borrower, in form and substance satisfactory to the Administrative Agent (and each Obligor hereby instructs such counsel to deliver such opinions to the Lenders and the Administrative Agent).

          (c) Opinion of Special New York Counsel to Chase. An opinion, dated the Effective Date, of Milbank, Tweed, Hadley & McCloy, special New York counsel to Chase, in form and substance satisfactory to the Administrative Agent (and Chase hereby instructs such counsel to deliver such opinion to the Lenders).

          (d) Corporate Documents. Such documents and certificates as the Administrative Agent or its counsel may reasonably request relating to the organization, existence and good standing of each Obligor, the authorization of the Transactions and any other legal matters relating to the Obligors, this Agreement or the Transactions, all in form and substance satisfactory to the Administrative Agent and its counsel. Without limiting the foregoing , the following evidence and documents shall be furnished, each of which documents shall be certified as indicated below:

               (i) (x) a copy of the charter, as amended, of each Obligor that is a corporation and each general partner of each Obligor that is a partnership (each such Obligor and general partner being referred to as a "Relevant Corporation") certified by the Secretary of State of its jurisdiction of incorporation, (y) a certificate as to the good standing of and charter documents filed by such Relevant Corporation from such Secretary of State, dated as of a recent date and (z) a certificate as to the good standing or qualification to do business of such Relevant Corporation from each jurisdiction in which the nature of the business conducted by such Relevant Corporation makes such qualification necessary and where failure so to qualify would have a Material Adverse Effect;

               (ii) a certificate of the Secretary or an Assistant Secretary of each Relevant Corporation, dated the Effective Date and certifying (w) that attached thereto is a true and complete copy of the by-laws of such Relevant Corporation as in effect on the date of such certificate, (x) that attached thereto is a true and complete copy of resolutions duly adopted by the board of directors of such Relevant Corporation authorizing the execution, delivery and performance of such of the Loan Documents to which such Relevant Corporation and/or the partnership of which such Relevant Corporation is a general partner, as the case may be, is or is intended to be a party and the extensions of credit hereunder, and that such resolutions have not been modified, rescinded or amended and are in full force and effect,
          (y) that the charter of such Relevant Corporation has not been amended since the date of the certification thereto furnished pursuant to clause (i) above, and (z) as to the incumbency and specimen signature of each officer of such Relevant Corporation executing such of the Loan Documents to which such Relevant Corporation and/or the partnership of which such Relevant Corporation is a general partner, as the case may be, is intended to be a party and each other document to be delivered by such Relevant Corporation and/or the partnership of which such Relevant Corporation is a general partner, as the case may be, from time to time in connection therewith (and the Administrative Agent and each Lender may conclusively rely on such certificate until it receives notice in writing from such Relevant Corporation); and

               (iii) a certificate of another officer of each Relevant Corporation as to the incumbency and specimen signature of the Secretary or Assistant Secretary, as the case may be, of such Relevant Corporation.

     In lieu of any of the evidence or documents referred to in the foregoing provisions of this Section (other than Section 5.01(d)(ii)(x)) heretofore furnished to the Administrative Agent under the Existing Credit Agreement, the Borrower may furnish or cause to be furnished to the Administrative Agent a certificate of the Secretary or any Assistant Secretary of the Relevant Corporation to the effect that such evidence or documents have not been modified since the respective dates they were so furnished and that they remain in full force and effect on the Effective Date.

          (e) Officer's Certificates. (i) A certificate, dated the Effective Date and signed by the President, a Vice President or a Financial Officer of the Borrower, confirming compliance with the conditions set forth in the lettered clauses of the first sentence of Section 5.02 and (ii) a certificate, dated the Effective Date and signed by the chief financial officer of the Borrower, demonstrating in reasonable detail compliance with the covenants set forth in Section 7.11 as of the Effective Date after giving effect to the transactions contemplated to occur on or prior thereto.

          (f) Security Agreement. The Security Agreement, duly executed and delivered by the Borrower and certain of the other Obligors and the Administrative Agent and the certificates identified under the name of such Obligor in Annex 1 thereto, in each case, accompanied by undated stock powers executed in blank. In addition, each Obligor party to the Security Agreement shall have taken such other action (including delivering to the Administrative Agent, for filing, appropriately completed and duly executed copies of Uniform Commercial Code financing statements) as the Administrative Agent shall have requested in order to perfect the security interests created pursuant to the Security Agreement.

          (g) Program Services Agreements. A certificate of a senior financial officer of the Borrower certifying that (i) attached thereto are true and complete copies (including all modifications and supplements) of each Program Services Agreement to which the Borrower or any of its Subsidiaries is a party on the Effective Date (other than Program Services Agreements heretofore furnished to the Administrative Agent under the Existing Credit Agreement that have not been modified since the respective dates that they were so furnished), (ii) attached thereto is a list of all such previously furnished Program Services Agreements to which the Borrower or any of its Subsidiaries is a party on the Effective Date and (iii) each such Program Services Agreement so attached or so listed is in full force and effect.

          (h) Network Affiliations. A certificate of a senior financial officer of the Borrower certifying that (i) attached thereto is a list of all network affiliation agreements to which the Borrower or any of its Subsidiaries is a party on the Effective Date and (ii) each such network affiliation agreement is in full force and effect.

          (i) Asset Use and Operating Agreements. A certificate of a senior financial officer of the Borrower certifying that (i) the Borrower or Subsidiary operating each Owned Station and the respective License Subsidiary have executed and delivered an Asset Use and Operating Agreement with respect to such Owned Station, (ii) attached thereto are true and complete copies (including all modifications and supplements) of each Asset Use and Operating Agreement to which the Borrower or any of its
     Subsidiaries is a party on the Effective Date (other than Asset Use and Operating Agreements heretofore furnished to the Administrative Agent under the Existing Credit Agreement that have not been modified since the respective dates that they were so furnished), (iii) attached thereto is a list of all such previously furnished Asset Use and Operating Agreements to which the Borrower or any of its Subsidiaries is a party on the Effective Date and (iv) each such Asset Use and Operating Agreement so attached or so listed is in full force and effect.

          (j) Solvency Analysis. A certificate of a senior financial officer of the Borrower certifying that, as of the Effective Date and after giving effect to the initial extension of credit hereunder and to the other transactions contemplated hereby, (i) the aggregate value of all properties of the Borrower and its Subsidiaries at their present fair saleable value (i.e., the amount which may be realized within a reasonable time, considered to be six to eighteen months, either through collection or sale at the regular market value, conceiving the latter as the amount which could be obtained for the properties in question within such period by a capable and diligent businessman from an interested buyer who is willing to purchase under ordinary selling conditions), exceeds the amount of all the debts and liabilities (including contingent, subordinated, unmatured and unliquidated liabilities) of the Borrower and its Subsidiaries, (ii) the Borrower and its Subsidiaries will not, on a consolidated basis, have an unreasonably small capital with which to conduct their business operations as heretofore conducted and (iii) the Borrower and its Subsidiaries will have, on a consolidated basis, sufficient cash flow to enable them to pay their debts as they mature.

          (k) Insurance. A certificate of a senior financial officer of the Borrower setting forth the insurance obtained by it in accordance with the requirements of Section 6.05 and stating that such insurance is in full force and effect and that all premiums then due and payable thereon have been paid.

          (l) Existing Credit Agreement. Evidence that (i) the Borrower shall have paid in full all principal of and interest accrued on the outstanding loans under the Existing Credit Agreement and all fees and expenses owing by the Borrower thereunder, (ii) all Liens securing any obligations thereunder shall have been released (or arrangements for such release satisfactory to the Existing Lenders shall have been made), (iii) all other amounts (if any) payable by the Borrower under or in respect of the Existing Credit Agreement have been paid in full, and (iv) the Commitments (as defined in the Existing Credit Agreement) have terminated.

          (m) The pro forma consolidated balance sheet of the Borrower and its Subsidiaries set forth in the Form S-4 filed by the Borrower with the Securities and Exchange Commission on May 5, 1998.

          (n) Other Documents. Such other documents as the Administrative Agent or any Lender or special New York counsel to Chase may reasonably request.

     The obligation of any Lender to make its initial extension of credit hereunder is also subject to the payment by the Borrower of such fees as the Borrower shall have agreed to pay to any Lender or the Administrative Agent in connection herewith, including the reasonable fees and expenses of Milbank, Tweed, Hadley & McCloy, special New York counsel to Chase, in connection with the negotiation, preparation, execution and delivery of this Agreement and the other Loan Documents and the extensions of credit hereunder (to the extent that statements for such fees and expenses have been delivered to the Borrower).

     The Administrative Agent shall notify the Borrower and the Lenders of the Effective Date, and such notice shall be conclusive and binding. Notwithstanding the foregoing, the obligations of the Lenders to make Loans and of the Issuing Lender to issue Letters of Credit hereunder shall not become effective unless each of the foregoing conditions is satisfied (or waived pursuant to Section 10.02) on or prior to 3:00 p.m., New York City time, on May 31,

1998 (and, in the event such conditions are not so satisfied or waived, the Commitments shall terminate at such time).

     SECTION 5.02. Each Credit Event. The obligation of each Lender to make a Loan on the occasion of any Borrowing, and of the Issuing Lender to issue, amend, renew or extend any Letter of Credit, is subject to the satisfaction of the following conditions:

          (a) the representations and warranties of the Borrower set forth in this Agreement, and of each Obligor in each of the other Loan Documents to which it is a party, shall be true and correct on and as of the date of such Borrowing or the date of issuance, amendment, renewal or extension of such Letter of Credit, as applicable (or, if any such representation and warranty is expressly stated to have been made as of a specific date, as of such specific date);

          (b) at the time of and immediately after giving effect to such Borrowing or the issuance, amendment, renewal or extension of such Letter of Credit, as applicable, no Default shall have occurred and be continuing; and

          (c) the Borrower shall be in compliance with the terms and conditions of each of the Senior Subordinated Note Indentures.

Each Borrowing and each issuance, amendment, renewal or extension of a Letter of Credit shall be deemed to constitute a representation and warranty by the Borrower on the date thereof as to the matters specified in the preceding sentence.

     SECTION  5.03.  Each   Incremental   Term  Loan.  The  obligation  of  each
Incremental Term Lender to make an Incremental Term Loan is subject to the satisfaction of the following additional conditions:

          (a) after giving pro forma effect to making of such Incremental Term Loan, the Borrower shall be in compliance with each of the covenants set forth in Section 7.11; and

          (b) receipt by the respective Incremental Term Loan Lender and the Administrative Agent of a certificate, dated the date of such Incremental Term Loan and signed by the President, a Vice President or a Financial Officer of the Borrower, demonstrating in reasonable detail compliance with the foregoing clause (a) of this Section.

                                   ARTICLE VI

                              AFFIRMATIVE COVENANTS

     Until the Commitments have expired or been terminated and the principal of and interest on each Loan and all fees payable hereunder shall have been paid in full and all Letters of Credit shall have expired or terminated and all LC Disbursements shall have been reimbursed, the Borrower covenants and agrees with the Lenders that:

     SECTION 6.01. Financial Statements and Other Information. The Borrower will furnish to the Administrative Agent (with sufficient copies for each Lender):

          (a) within 110 days after the end of each fiscal year of the Borrower, the audited consolidated balance sheet and related statements of operations, stockholders' equity and cash flows of the Borrower and its Subsidiaries as of the end of and for such year, setting forth in each case in comparative form the figures for the previous fiscal year, all reported on by Arthur Andersen & Company or other independent public accountants of recognized national standing (without a "going concern" or like qualification or exception and without any qualification or exception as to the scope of such audit) to the effect that such consolidated financial statements present fairly in all material respects the financial condition and results of operations of the Borrower and its Subsidiaries on a consolidated basis in accordance with GAAP consistently applied;

          (b) within 50 days after the end of each of the first three fiscal quarters of each fiscal year of the Borrower, the consolidated balance sheet and related statements of operations, stockholders' equity and cash flows of the Borrower and its Subsidiaries as of the end of and for such fiscal quarter and the then elapsed portion of the fiscal year, setting forth in each case in comparative form the figures for (or, in the case of the balance sheet, as of the end of) the corresponding period or periods of the previous fiscal year, all certified by a Financial Officer of the Borrower as presenting fairly in all material respects the financial condition and results of operations of the Borrower and its Subsidiaries on a consolidated basis in accordance with GAAP consistently applied, subject to normal year-end audit adjustments and the absence of footnotes;

          (c) concurrently with any delivery of financial statements under clause (a) or (b) of this Section, a certificate of a Financial Officer of the Borrower (i) certifying as to whether a Default has occurred and, if a Default has occurred, specifying the details thereof and any action taken or proposed to be taken with respect thereto, (ii) setting forth reasonably detailed calculations demonstrating compliance with Sections 7.01(i) through (m), 7.08 and 7.11, and (iii) stating whether any change in GAAP or in the application thereof has occurred since the date of the audited financial statements referred to in Section 4.04 and, if any such change has occurred, specifying the effect of such change on the financial statements accompanying such certificate;

          (d) concurrently with any delivery of financial statements under clause (a) of this Section, a certificate of the accounting firm that reported on such financial statements stating whether they obtained knowledge during the course of their examination of such financial statements of any Default (which certificate may be limited to the extent required by accounting rules or guidelines);

          (e) promptly after the same become publicly available, copies of all periodic and other reports (including, without limitation, reports on Forms 10-Q and 10-K), proxy statements and other materials filed by the Borrower or any of its Subsidiaries with the Securities and Exchange Commission, or any Governmental Authority succeeding to any or all of the functions of said Commission, or with any national securities exchange, or distributed by the Borrower to its shareholders generally or to the holders of any class or issue of securities of the Borrower generally, as the case may be, and promptly upon the receipt thereof by the Borrower, copies of any notices, reports or other communications from any holder of any Preferred Stock or any Senior Subordinated Notes (or any agent or trustee therefor);

          (f) promptly upon their becoming available, copies of any and all periodic or special reports filed by the Borrower or any of its
     Subsidiaries with the FCC or with any other Federal, state or local governmental authority, if such reports indicate any material adverse change in the business, operations, affairs or condition of the Borrower or any of its Subsidiaries or if copies thereof are requested by any Lender or the Administrative Agent, and copies of any and all material notices and other material communications from the FCC or from any other Federal, state or local governmental authority with respect to the Borrower, any of its Subsidiaries or any Station;

          (g) promptly following delivery thereof to or by the Borrower or any of its Subsidiaries, copies of all material notices (including, without limitation, notices of default), financial statements, reports, approvals and other material communications that are received by the Borrower or any of its Subsidiaries from or on behalf of any Material Third-Party Licensee or Affiliate of any Material Third-Party Licensee or furnished by the Borrower or any of its Subsidiaries to any Material Third-Party Licensee or Affiliate of any Material Third-Party Licensee;

          (h) as soon as available and in any event on or before December 31 of each fiscal year, a budget for the next following fiscal year setting forth anticipated income, expense and capital expenditure items for each quarter during such fiscal year;

          (i) promptly following any request therefor, such other information regarding the operations, business affairs and financial condition of the Borrower or any of its Subsidiaries, any Station (including, without limitation, copies of network affiliation agreements entered into by such Station), any Material Third-Party Licensee or any Person that owns the capital stock (or other equity ownership interest) of any Material Third-Party Licensee, or compliance with the terms of this Agreement and the other Loan Documents, as the Administrative Agent or any Lender may reasonably request; and

          (j) at the time it furnishes each set of financial statements pursuant to clause (a) or (b) of this Section, financial statements (excluding statements of cash flows until the Borrower designates an Unrestricted
     Subsidiary after the date hereof) for each of (i) the Borrower and its Subsidiaries (excluding Unrestricted Subsidiaries) and (ii) the Unrestricted Subsidiaries, in each case having the same scope, detail and information, covering the same periods of time, and accompanied by a corresponding certificate of a senior financial officer of the Borrower and (in lieu of an opinion letter) an audit review letter of independent certified public accountants of recognized national standing, as the case may be, as said financial statements delivered pursuant to said clause (a) or (b), as though each reference in said clause (a) or (b) to "the Borrower and its Subsidiaries" were a reference to "the Borrower and its Subsidiaries (excluding Unrestricted Subsidiaries)" or the "Unrestricted Subsidiaries", as the case may be.

     SECTION 6.02. Notices of Material Events. The Borrower will furnish to the Administrative Agent prompt written notice of the following:

          (a) the occurrence of any Default;

          (b) the filing or commencement of any action, suit or proceeding by or before any arbitrator or Governmental Authority against or affecting the Borrower or any of its Subsidiaries or any of their respective assets, franchises or licenses (including, without limitation, the Broadcast Licenses for Owned Stations) that, if adversely determined, could reasonably be expected to result in a Material Adverse Effect, or against or affecting any Material Third-Party Licensee for a Contract Station or any Broadcast License for such Contract Station that, if adversely determined, could reasonably be expected to result in a Material Adverse Effect or the loss of any Broadcast License (other than an Immaterial Broadcast License) for such Contract Station;

          (c) the occurrence of any ERISA Event that, alone or together with any other ERISA Events that have occurred, could reasonably be expected to result in liability of the Borrower and its Subsidiaries (including Unrestricted Subsidiaries) in an aggregate amount exceeding $25,000,000;

          (d) the assertion of any environmental matter by any Person against, or with respect to the activities of, the Borrower or any of its Subsidiaries and any alleged violation of or non-compliance with any Environmental Laws or any permits, licenses or authorizations, other than any environmental matter or alleged violation that could reasonably be expected to result in liability of the Borrower and its Subsidiaries (including Unrestricted Subsidiaries) in an aggregate amount exceeding $25,000,000; and

          (e) any other development that results in, or could reasonably be expected to result in, a Material Adverse Effect.

Each notice delivered under this Section shall be accompanied by a statement of a Financial Officer or other executive officer of the Borrower setting forth the details of the event or development requiring such notice and any action taken or proposed to be taken with respect thereto.

     SECTION 6.03. Existence; Conduct of Business. The Borrower will, and will cause each of its Subsidiaries to, do or cause to be done all things necessary to preserve, renew and keep in full force and effect its legal existence and the rights, licenses, permits, privileges and franchises (including, without limitation, the Broadcast Licenses, but excluding Immaterial Broadcast Licenses, for Owned Stations); provided that the foregoing shall not prohibit any merger, consolidation, liquidation or dissolution permitted under Section 7.03.

     SECTION 6.04. Payment of Obligations. The Borrower will, and will cause each of its Subsidiaries to, pay its obligations, including Tax liabilities, that, if not paid, could result in a Material Adverse Effect before the same shall become delinquent or in default, except where (a) the validity or amount thereof is being contested in good faith by appropriate proceedings, (b) the Borrower or such Subsidiary has set aside on its books adequate reserves with respect thereto in accordance with GAAP and (c) the failure to make payment pending such contest could not reasonably be expected to result in a Material Adverse Effect.

     SECTION 6.05. Maintenance of Properties; Insurance. The Borrower will, and will cause each of its Subsidiaries to, (a) keep and maintain all property material to the conduct of its business in good working order and condition, ordinary wear and tear excepted, and (b) maintain, with financially sound and reputable insurance companies, insurance in such amounts and against such risks as are customarily maintained by companies engaged in the same or similar businesses operating in the same or similar locations, provided that the
Borrower will in any event maintain (with respect to itself, each of its Subsidiaries and each Owned Station), and will use its reasonable best efforts to cause the Material Third-Party Licensee for each Contract Station (or the Person that owns the capital stock (or other equity ownership interest) of such Material Third-Party Licensee) to maintain (with respect to itself and such Contract Station), casualty insurance and insurance against claims and damages with respect to defamation, libel, slander, privacy or other similar injury to person or reputation (including, without limitation, misappropriation of personal likeness), in such amounts as are then customary for Persons engaged in the same or similar business similarly situated. The Borrower shall provide to the Administrative Agent at the same time it furnishes its annual financial statements under Section 6.01(a) a certificate of insurance comparable in scope to the certificate furnished under Section 5.01(k) demonstrating compliance with this Section.

     SECTION 6.06. Books and Records; Inspection Rights. The Borrower will, and will cause each of its Subsidiaries to, keep proper books of record and account in which full, true and correct entries are made of all dealings and transactions in relation to its business and activities. The Borrower will, and will cause each of its Subsidiaries to, permit any representatives designated by the Administrative Agent or any Lender, upon reasonable prior notice, to visit and inspect its properties, to examine and make extracts from its books and records, and to discuss its affairs, finances and condition with its officers and independent accountants, all at such reasonable times and as often as reasonably requested.

     SECTION 6.07. Compliance with Laws. The Borrower will, and will cause each of its Subsidiaries to, comply with all laws, rules, regulations and orders of any Governmental Authority applicable to it or its property, except where the failure to do so, individually or in the aggregate, could not reasonably be expected to result in a Material Adverse Effect.

     SECTION 6.08. Use of Proceeds and Letters of Credit. The proceeds of the Revolving Loans and the Term Loans will be used only (a) to repay loans outstanding under the Existing Credit Agreement and to pay fees and expenses in connection herewith and therewith, (b) to finance the Acquisitions and to pay transaction costs in connection therewith and (c) for its and its Subsidiaries' general corporate purposes including, without limitation, Capital Expenditures, Acquisitions and Investments to the extent permitted hereunder (in compliance with all applicable legal and regulatory requirements). Letters of Credit will be issued only for general corporate purposes of the Borrower and its Subsidiaries as specified above. The proceeds of the Incremental Term Loans will be used only to finance Other Acquisitions and to pay transaction costs in connection therewith. Neither the Administrative Agent nor any Lender shall have any responsibility as to the use of any of proceeds of any Loan. No part of the proceeds of any Loan will be used, whether directly or indirectly, for any purpose that entails a violation of any of the Regulations of the Board, including Regulations U and X.

     SECTION 6.09. Hedging Agreements.

     (a) The Borrower will obtain and maintain in full force and effect from the date not later than the 45th day after the Effective Date until no sooner than the second anniversary of the Effective Date one or more Interest Rate Protection Agreements with one or more of the Lenders (and/or with a bank or other financial institution having capital, surplus and undivided profits of at least $500,000,000), which (together with the fixed interest rates on the Senior Subordinated Notes) effectively enables the Borrower (in a manner satisfactory to the Administrative Agent), as at any date, to protect itself against three-month London interbank offered rates plus the respective Applicable Rates for Eurodollar Loans in effect at the time such Interest Rate Protection
Agreements are obtained exceeding 10% per annum as to a notional principal amount from time to time determined as follows: the sum of such notional principal amount and the aggregate principal amount of the Indebtedness under the Senior Subordinated Note Indentures with a fixed rate of interest less than or equal to 10% per annum scheduled to be outstanding from time to time when expressed as a percentage of the sum of the aggregate principal or face amount of the Loans and the Senior Subordinated Notes scheduled to be outstanding from time to time is at least equal to 60%.

     (b) Subject to compliance with the requirements of the foregoing  paragraph
(a), the Borrower shall be permitted to modify the provisions of any Interest Rate Protection Agreement with the consent of the Administrative Agent.

     SECTION 6.10. Certain Obligations Respecting Subsidiaries.

     (a) Subsidiary Guarantors. The Borrower will take such action, and will cause each of its Subsidiaries to take such action, from time to time as shall be necessary to ensure that all Subsidiaries of the Borrower (other than any Excluded Subsidiary) are "Subsidiary Guarantors" hereunder. Without limiting the generality of the foregoing, in the event that the Borrower or any of its Subsidiaries shall form or acquire any new Subsidiary that shall constitute a Subsidiary hereunder, the Borrower and its Subsidiaries will cause such new Subsidiary to (i) become a "Subsidiary Guarantor" hereunder, and (if applicable) an "Obligor" under the Security Agreement pursuant to a Guarantee Assumption Agreement, (ii) to deliver certificates (if any) of ownership interests of any Subsidiaries of such new Subsidiary in each case accompanied by undated stock powers executed in blank and (iii) deliver such proof of corporate action, incumbency of officers, opinions of counsel and other documents as is consistent with those delivered by each Obligor pursuant to Section 5.01 on the Effective Date or as the Administrative Agent shall have requested.

     (b) Ownership of Subsidiaries. The Borrower will, and will cause each of its Subsidiaries to, take such action from time to time as shall be necessary to ensure that each of its Subsidiaries is a Wholly Owned Subsidiary. In the event that any additional shares of stock or other ownership interests shall be issued by any Subsidiary, the respective Obligor agrees forthwith to deliver to the Administrative Agent pursuant to the Security Agreement the certificates (if any) evidencing such shares of stock or other ownership interests, accompanied by undated stock powers executed in blank and to take such other action as the Administrative Agent shall request to perfect the security interest created therein pursuant to the Security Agreement.

                                   ARTICLE VII

                               NEGATIVE COVENANTS

     Until the Commitments have expired or terminated and the principal of and interest on each Loan and all fees payable hereunder have been paid in full and all Letters of Credit have expired or terminated and all LC Disbursements shall have been reimbursed, the Borrower covenants and agrees with the Lenders that:

     SECTION 7.01.  Indebtedness.  The Borrower will not, nor will it permit any
of  its  Subsidiaries  to,  create,   incur,  assume  or  permit  to  exist  any
Indebtedness, except:

          (a) Indebtedness to the Lenders hereunder;

          (b) Indebtedness outstanding on the date hereof;

          (c) Indebtedness of the Borrower evidenced by senior subordinated notes and subordinated guarantees thereof by Subsidiary Guarantors issued after the date hereof

     (such Indebtedness and guarantees being collectively referred to as the "Additional Senior Subordinated Notes"), provided that (i) such notes are issued at not less than 97% of par, (ii) such notes and guarantees shall be unsecured and such notes shall bear interest at a fixed rate not greater than 12% per annum on the face amount thereof, (iii) no scheduled payments, prepayments, redemptions or sinking fund or like payments on such notes shall be required before the tenth anniversary of the date of issuance of such notes, (iv) the terms and conditions of such notes (other than the amount of any optional redemption premium and the non-call period) shall not be less favorable to the Borrower, its Subsidiaries, the Lenders and the Administrative Agent than the terms and conditions of the 1997 (December) Senior Subordinated Note Indenture, and the terms of subordination thereof shall also extend to cover obligations of the Borrower and its Subsidiaries in respect of any Hedging Agreements to which the Borrower and any of the Lenders and their respective Affiliates are parties and (v) no Default shall have occurred and be continuing at the time of incurrence of such Indebtedness or would result therefrom;

          (d) Indebtedness of the Borrower evidenced by senior subordinated notes and subordinated guarantees thereof by Subsidiary Guarantors (such Indebtedness and guarantees being collectively referred to as the "Converted Senior Subordinated Notes"), provided that (i) such notes and guarantees shall be unsecured and such notes shall bear interest at a fixed rate not greater than 15% per annum, (ii) no scheduled payments, prepayments, redemptions or sinking fund or like payments on such notes shall be required before the tenth anniversary of the date of issuance of the Other Preferred Stock, (iii) the terms and conditions of such notes shall not be less favorable to the Borrower, its Subsidiaries, the Lenders and the Administrative Agent than the terms and conditions of the 1997 (December) Senior Subordinated Note Indenture, and the terms of subordination thereof shall also extend to cover obligations of the Borrower and its Subsidiaries in respect of any Hedging Agreements to which the Borrower and any Lender are parties, (iv) the Borrower shall issue such notes pursuant to the conversion of all, but not less than all, of the Other Preferred Stock into such notes in an aggregate principal amount not exceeding the aggregate liquidation preference of the Other Preferred Stock so converted and (v) both immediately prior to such conversion of the Other Preferred Stock and, after giving pro forma effect thereto, no Default shall have occurred and be continuing;

          (e) Indebtedness of Subsidiaries of the Borrower to the Borrower or to other Subsidiaries of the Borrower;

          (f) Subordinated Film Indebtedness of the Borrower and its Subsidiaries in an aggregate principal amount not exceeding $30,000,000 at any one time outstanding, provided that the terms and conditions of each agreement or instrument evidencing or governing such Indebtedness shall be satisfactory to the Administrative Agent;

          (g) Guarantees of Indebtedness of Gerstell Development Limited Partnership, a Maryland limited partnership, incurred in connection with property used by the Borrower and its Subsidiaries in an aggregate principal amount (including all such Indebtedness, if any, permitted by Section 7.01(b)) not exceeding $2,000,000 at any one time outstanding;

          (h) Indebtedness of the Borrower owing to any of the Designated HYTOPs Subsidiaries that is subordinated on terms satisfactory to the Administrative Agent to the obligations of the Borrower hereunder, under the notes (if any) issued as provided in Section 2.08(g) and under any Hedging Agreements to which the Borrower and any of the Lenders and their respective Affiliates are parties;

          (i) Guarantees by one or more of the Obligors of the obligations of other Persons (including, without limitation, Affiliates); provided that the aggregate principal amount of Indebtedness so guaranteed may not exceed $75,000,000 at any one time outstanding;

          (j) Indebtedness (including Indebtedness of the Receivables Subsidiary) incurred in connection with any Receivables Financing on terms satisfactory to the Administrative Agent, provided that after giving effect thereto the aggregate face amount of Receivables of the Borrower and its Subsidiaries (other than any Receivables Subsidiary) that have not been sold or financed shall be at least $150,000,000;

          (k) off-balance sheet Indebtedness incurred by the Borrower or any of its Subsidiaries to finance equipment on terms satisfactory to the Administrative Agent; provided that the aggregate principal amount of such Indebtedness may not exceed $100,000,000 at any one time outstanding;

          (l) (i) Indebtedness of the Borrower to Sullivan Broadcast Holdings, Inc. in an aggregate principal amount not to exceed $225,000,000, provided that such Indebtedness is entered into contemporaneously with and solely for the purpose of consummation of the Sullivan Acquisition and is paid in full substantially simultaneously with the issuance thereof; and (ii) from and after the consummation of the Sullivan Acquisition, the Sullivan Senior Notes in an aggregate principal amount not exceeding $25,000,000 at any one time outstanding; and

          (m) additional unsecured Indebtedness of the Borrower in an aggregate principal amount not exceeding $100,000,000 at any one time outstanding, provided that no Default shall have occurred and be continuing at the time of incurrence of such Indebtedness or would result therefrom.

     SECTION 7.02. Liens. The Borrower will not, nor will it permit any of its Subsidiaries to, create, incur, assume or permit to exist any Lien on any property or asset now owned or hereafter acquired by it, or assign or sell any income or revenues (including accounts receivable) or rights in respect of any thereof, except:

          (a) Liens created pursuant to the Security Agreement;

          (b) Liens imposed by any governmental authority for taxes, assessments or charges not yet due or which are being contested in good faith and by appropriate proceedings if adequate reserves with respect thereto are maintained on the books of the Borrower or any of its Subsidiaries, as the case may be, in accordance with GAAP;

          (c) carriers', warehousemen's, mechanics', materialmen's, repairmen's or other like Liens arising in the ordinary course of business which are not overdue for a period of more than 30 days or which are being contested in good faith and by appropriate proceedings and Liens securing judgments but only to the extent for an amount and for a period not resulting in an Event of Default under clause (j) of Article VIII;

          (d) pledges or deposits under worker's compensation, unemployment insurance and other social security legislation;

          (e) deposits to secure the performance of bids, trade contracts (other than for borrowed money), leases, statutory obligations, surety and appeal bonds, performance bonds and other obligations of a like nature incurred in the ordinary course of business;

          (f) easements, rights-of-way, restrictions and other similar encumbrances incurred in the ordinary course of business and encumbrances consisting of zoning restrictions, easements, licenses, restrictions on the use of property or minor imperfections in title thereto which, in the aggregate, are not material in amount, and which do not in any case materially detract from the value of the property subject thereto or interfere with the ordinary conduct of the business of the Borrower or any of its Subsidiaries;

          (g) Liens on the capital stock of Glencairn owned by Carolyn C. Smith acquired by the Borrower or any of its Subsidiaries pursuant to the exercise of the Glencairn Options, to the extent such Liens are in existence on the date of such acquisition;

          (h) Liens on the property of the Obligors securing Guarantees referred to in Section 7.01(i), provided that the aggregate Indebtedness secured thereby shall not exceed $45,000,000 at any one time outstanding;

          (i) Liens resulting from the defeasance (but only to extent permitted under Section 7.12) of the Indebtedness under the Senior Subordinated Note Indentures in accordance therewith;

          (j) Liens upon real and/or personal property existing on the date hereof, provided that the aggregate Indebtedness and/or other obligations secured thereby shall not exceed $15,000,000;

          (k) additional Liens upon real and/or personal property created after the date hereof, provided that the aggregate Indebtedness and/or other obligations secured thereby and incurred on and after the date hereof shall not exceed $5,000,000 in the aggregate at any one time outstanding;

          (l) Liens (if any) created in connection with any Receivables Financing permitted under Section 7.01(j); and

          (m) any extension, renewal or replacement of the foregoing, provided, however, that the Liens permitted hereunder shall not be spread to cover any additional Indebtedness or property (other than a substitution of like property).

     SECTION 7.03. Mergers, Consolidations, Etc. The Borrower will not, nor will it permit any of its Subsidiaries to, enter into any transaction of merger or consolidation or amalgamation, or liquidate, wind up or dissolve itself (or suffer any liquidation or dissolution), except:

          (a) any Subsidiary (other than a License Subsidiary) may be merged or consolidated with or into any other Subsidiary (other than a License Subsidiary); provided that:

               (i) if any such transaction shall be between a Subsidiary and a Wholly Owned Subsidiary, the Wholly Owned Subsidiary shall be the continuing or surviving entity;

               (ii) if any  such  transaction  shall  be  between  a  Subsidiary
          Guarantor and a Subsidiary not a Subsidiary Guarantor, and such Subsidiary Guarantor is not the continuing or surviving entity, then the continuing or surviving entity shall have assumed all of the obligations of such Subsidiary Guarantor hereunder and under the other Loan Documents;

          (b) any existing License Subsidiary may be merged or consolidated with or into a newly formed Subsidiary of the Borrower (which may be organized as a limited liability company), provided (i) that if such existing License Subsidiary is not the continuing or surviving entity, then the continuing or surviving entity shall be deemed to be a License Subsidiary and shall have assumed all of the obligations of such Subsidiary hereunder and under the other Loan Documents and (ii) such newly formed Subsidiary shall be in compliance with Section 7.14; and

          (c) any Subsidiary (other than a License Subsidiary) may be merged or consolidated with or into any other Person to effect an Acquisition permitted under Section 7.04, provided that the continuing or surviving entity shall be a Subsidiary of the Borrower and, if not a Subsidiary Guarantor prior to such merger or consolidation, such continuing or surviving entity shall have assumed all of the obligations of such Subsidiary hereunder and under the Loan Documents.

     SECTION 7.04. Acquisitions. The Borrower will not, nor will it permit any of its Subsidiaries to, acquire any business or property from, or capital stock of, or be a party to any acquisition of, any Person, or acquire any option to make any such acquisition, except:

          (a) purchases of inventory, programming rights and other property to be sold or used in the ordinary course of business;

          (b) Investments permitted under Section 7.07;

          (c) Restricted Payments permitted under Section 7.08;

          (d) Capital Expenditures of the Borrower and its Subsidiaries;

          (e) the Borrower and its Subsidiaries may consummate the River City Acquisition or may exercise the Glencairn Options, provided that (i) both immediately prior and after giving effect to such Acquisition or exercise, no Default shall have occurred and be continuing; and (ii) each assignment or transfer of control of Broadcast Licenses to the Borrower or any of its Subsidiaries shall have been approved by an Initial FCC Order (in the case of the River City Acquisition) or a Final FCC Order (in the case of the exercise of the Glencairn Options) (and, if the Administrative Agent or the Required Lenders shall have so requested, the Administrative Agent shall have received an opinion of Fisher Wayland Cooper Leader and Zaragoza L.L.P. (or other counsel satisfactory to the Administrative Agent or the Required Lenders, as the case may be, in its (or their) reasonable judgment) to the effect that such transfer shall have been so approved by an Initial FCC Order or a Final FCC Order, as the case may be, and that such Broadcast Licenses have been validly assigned to the Borrower or such Subsidiary);

          (f) the Borrower and its Subsidiaries may consummate each Approved Acquisition (other than those covered by clause (e) of this Section) and any Other Acquisition, provided that, if applicable:

               (i) both immediately prior after giving effect to such Acquisition, no Default shall have occurred and be continuing (and, in the case of such Acquisition, the Borrower shall be in compliance with the Total Indebtedness Ratio under Section 7.11(d), calculated on a pro forma basis as if such Acquisition had been consummated on the first day of the relevant period);

               (ii) each assignment or transfer of control of Broadcast Licenses to the Borrower or any of its Subsidiaries shall have been approved by
          (A) an Initial FCC Order, in the case of any such Approved Acquisition or if the aggregate consideration for any Other Acquisition and all Other Acquisitions permitted under this clause (f) and consummated after the date hereof which have not been approved by a Final FCC Order is equal to or less than $200,000,000 in the aggregate or (B) a Final FCC Order, in all other cases (and, if the Administrative Agent or the Required Lenders shall have so requested, the Administrative Agent shall have received an opinion of Fisher Wayland Cooper Leader and Zaragoza L.L.P. (or other counsel satisfactory to the Administrative Agent or the Required Lenders, as the case may be, in its (or their) reasonable judgment) to the effect that such transfer shall have been so approved by an Initial FCC Order or a Final FCC Order, as the case may be, and that such Broadcast Licenses have been validly assigned to the Borrower or such Subsidiary);

               (iii) at the time that the Borrower or any of its Subsidiaries enters into a definitive purchase agreement for such Acquisition, either:

                    (A) the Borrower has sufficient financing committed to it to enable it or its Subsidiary, as the case may be, to consummate such Acquisition or

                    (B) if the maximum amount of all  termination,  break-up and similar fees payable by the Borrower or its Subsidiary, as the case may be, by reason of such Acquisition failing to be consummated were included in the calculation of Total Indebtedness, the Borrower would be in compliance with the Total Indebtedness Ratio on such date;

               (iv) after the consummation of such Acquisition, there shall remain unused Revolving Commitments in an aggregate amount of not less than $25,000,000;

               (v) immediately after giving effect to such Acquisition, the BCF Percentage does not exceed 25%;

               (vi) if the Aggregate Consideration for such Acquisition is equal to or greater than $75,000,000, the Borrower shall furnish to the Lenders a certificate showing calculations (after giving effect to borrowings and prepayments hereunder to be made on such date and calculated on a pro forma basis as if such Acquisition had been consummated on the first day of the period of four fiscal quarters of the Borrower ending on or most recently ended prior to such date) in reasonable detail that demonstrate that such Acquisition will not result in a Default under Section 7.11 or sub-clause (v) of this clause (f);

               (vii) if the Aggregate Consideration for such Acquisition is equal to or greater than $75,000,000 or if the portion of the Aggregate Consideration for such Acquisition payable to extend and exercise any option acquired in connection with such Acquisition exceeds 20% of the Aggregate Consideration payable in connection with such Acquisition, no later than the date falling ten Business Days (or such shorter period as the Administrative Agent may agree) prior to the date that such Acquisition is consummated, the Borrower shall have delivered to the Administrative Agent drafts or executed counterparts of such of the respective agreements or instruments (including, without limitation, Program Services

          Agreements) pursuant to which such Acquisition is to be consummated (together with any related management, non-compete, employment, option or other material agreements), any schedules or other material ancillary documents to be executed or delivered in connection therewith, all of which shall be satisfactory in form and substance to the Administrative Agent;

               (viii)  promptly  following  request  therefor,  copies  of  such information or documents relating to such Acquisition as the Administrative Agent or any Lender (through the Administrative Agent) shall have reasonably requested; and

               (ix) if requested by the Administrative Agent with respect to any agreement (A) entered into by any Obligor and any other Person in connection with such Acquisition or (B) to be transferred to any Obligor in connection with such Acquisition, which agreement is determined by the Administrative Agent to be material and for which a security interest is required to be granted under the Security Documents, the Borrower shall use it reasonable best efforts to cause such Obligor and such other Person to execute and deliver to the Administrative Agent a Consent and Agreement with respect to such agreement; and

          (g) the acquisition of property in connection with any exchanges permitted under Section 7.05.

     SECTION 7.05. Dispositions. The Borrower will not, nor will it permit any of its Subsidiaries to, without the prior written consent of the Required Lenders, convey, sell, lease, transfer or otherwise dispose of, in one transaction or a series of transactions, all or a substantial part of its business or property, whether now owned or hereafter acquired including, without limitation, receivables and leasehold interests, except:

          (a) the Disposition of any inventory or other property in the ordinary course of business and on ordinary business terms;

          (b) the Disposition of obsolete or worn-out property, tools or equipment no longer used or useful in its business so long as the amount thereof sold in any single fiscal year by the Borrower and its Subsidiaries shall not have a fair market value in excess of $10,000,000;

          (c) the Borrower or any of its Subsidiaries may sell to any PSA Counterparty the Broadcast Licenses for any Owned Station and any property required pursuant to the rules and regulations of the FCC to be sold in connection with the transfer of such Broadcast Licenses, provided that:

               (i) any such sale shall be for an amount not less than 80% of the appraised value of such Broadcast License and other property required to be sold in connection with the transfer of such Broadcast License (as determined by an appraiser satisfactory to the Administrative Agent and the Borrower and experienced in the appraisal of properties similar to those being so sold) which amount in all such cases shall be payable in cash,

               (ii) such PSA Counterparty shall enter into a Program Services Agreement with a Subsidiary of the Borrower with respect to such Station in form and substance satisfactory to the Administrative Agent,

               (iii) after giving effect to such sale and related Program Services Agreement, the BCF Percentage does not exceed 25%, and

               (iv) such PSA Counterparty shall enter into a Consent and Agreement with the Administrative Agent relating to such Program Services Agreement;

          (d)  the  Borrower  or  any  of  its   Subsidiaries   may  dispose  of
     substantially all of the assets relating to any Owned Station that is a radio broadcasting station (or the capital stock of the Subsidiary of the Borrower that owns such assets if such Subsidiary does not own any property relating to any other Owned Station that is a television broadcasting station), provided that:

               (i) both immediately prior and after giving effect to such Disposition, no Default shall have occurred and be continuing; and

               (ii) either:

                    (A) such  Disposition is a sale to any Person for cash in an amount not less than the fair market value of such assets, and the Borrower shall promptly furnish to the Administrative Agent copies of such information or documents relating to such Disposition as the Administrative Agent or any Lender or Lenders (through the Administrative Agent) shall have reasonably requested; or

                    (B) such  Disposition  is an exchange,  with any Person,  of such assets for assets owned by such Person (or the capital stock (or other equity ownership interest) of such Person) comprising a radio or television broadcasting station of equal or greater value, as determined in good faith by the Board of Directors of the Borrower or such Subsidiary and the acquisition of such assets of such Person pursuant to such exchange shall comply with the provisions of Section 7.04(f);

          (e)  the  Borrower  or  any  of  its   Subsidiaries   may  dispose  of
     substantially all of the assets relating to any Owned Station that is a television broadcasting station (or the capital stock of the Subsidiary of the Borrower that owns such assets), provided that:

               (i) both immediately prior to such Disposition and, after giving effect thereto, no Default shall have occurred and be continuing; and

               (ii) either:

                    (A) such  Disposition is a sale to any Person for cash in an amount not less than the fair market value of such assets and:

                         (1) the EBITDA  Percentage  attributable to such assets
                    together with the EBITDA Percentage attributable to all other assets sold pursuant to this clause (A) or exchanged pursuant to the following clause (B) during the immediately preceding twelve-month period shall not exceed 20%,

                         (2) the EBITDA Percentage attributable to all assets of
                    the Borrower and its Subsidiaries sold pursuant to this clause (A) or exchanged pursuant to the following clause (B) since the Effective Date shall not exceed 50%, and

                         (3) the Borrower  shall have  furnished to the Lenders,
                    not later than the date falling ten Business Days (or such shorter period as the Administrative Agent may agree) prior to the date of such disposition a certificate in form and detail satisfactory to the Administrative Agent stating (and setting forth calculations in reasonable detail demonstrating) the EBITDA Percentage attributable to the assets so sold and promptly following request therefor, copies of such other information or documents relating to such disposition as the Administrative Agent or any Lender or Lenders (through the Administrative Agent) shall have reasonably requested; or

                    (B) such  disposition  is an exchange,  with any Person,  of such assets for assets owned by such Person (or the capital stock (or other equity ownership interest) of such Person) comprising a television or radio broadcasting station of equal or greater value, as determined in good faith by the Board of Directors of the Borrower or such Subsidiary and:

                         (1) the EBITDA  Percentage  attributable to such assets
                    of the Borrower or such Subsidiary together with the EBITDA Percentage attributable to all other assets of the Borrower or any of its Subsidiaries sold pursuant to the foregoing clause (A) or exchanged pursuant to the this clause (B) during the immediately preceding twelve-month period shall not exceed 20%,

                         (2) the EBITDA Percentage attributable to all assets of
                    the Borrower and its Subsidiaries sold pursuant to the foregoing clause

                    (A) or exchanged pursuant to this clause (B) since the Effective Date shall not exceed 50%,

                         (3) the  acquisition  of  such  assets  of such  Person
                    pursuant to such exchange shall comply with the provisions of Section 7.04(f), and

                         (4) the Borrower  shall have  furnished to the Lenders,
                    not later than the date falling ten Business Days (or such shorter period as the Administrative Agent may agree) prior to the date of such disposition a certificate in form and detail satisfactory to the Administrative Agent stating (and setting forth calculations in reasonable detail demonstrating) the EBITDA Percentage attributable to the assets so sold;

          (f) the Borrower or any of its Subsidiaries may sell in accordance with Section 10.4 of the Baker Employment Agreement to Barry Baker or to any Person designated by Barry Baker under said Section 10.4 the property of the Borrower or such Subsidiary required to be so sold pursuant to said
     Section 10.4, provided that any such sale shall be for cash in an amount not less than the fair market value of the property so sold;

          (g) Tuscaloosa Broadcasting, Inc. and Sinclair Radio of Norfolk Licensee, Inc. may transfer any property used or useful in the operation of WVCL-FM, WGH-AM and WGH-FM to Norfolk Trust, and Norfolk Trust may thereafter re-transfer any such property to any Wholly Owned Subsidiary of the Borrower in accordance with the trust agreement pursuant to which Norfolk Trust was created;

          (h) the Borrower or any of its Subsidiaries may dispose of additional property for fair market value, provided that the aggregate fair market value of such additional property disposed of by the Borrower and its Subsidiaries in any fiscal year may not exceed $100,000,000;

          (i) the Borrower and its Subsidiaries may transfer Receivables in connection with any Receivables Financing permitted under Section 7.01(j); and

          (j) any Subsidiary of the Borrower may sell, lease, transfer or otherwise dispose of any or all of its Property to the Borrower or a Wholly Owned Subsidiary of the Borrower (other than an Excluded Subsidiary or a Licensee Subsidiary); provided that if any such sale is by a Subsidiary Guarantor to a Subsidiary of the Company which is not a Subsidiary Guarantor, then such Subsidiary shall have assumed all of the obligations of such Subsidiary Guarantor hereunder and under the other Loan Documents.

     SECTION 7.06. Lines of Business. The Borrower will not, nor will it permit any of its Subsidiaries to, engage to any substantial extent in any line or lines of business activity other than (a) the business of owning and operating the Stations (and related retransmission facilities), (b) the commercial utilization of frequencies licensed, granted or leased to the Borrower or any of its Subsidiaries by the FCC, any other governmental authority or any Person in connection with the television or radio broadcasting businesses, (c) the production, development, sale, lease or other provision of equipment and/or services to Persons engaged in the businesses relating to those referred to in the preceding clause (b) and (d) the sale of Receivables by the Borrower or any of its Subsidiaries pursuant to a Receivables Financing permitted under Section 7.01(j); provided that the Borrower shall not permit the portion of EBITDA for any twelve month period derived from the business activity referred to in the foregoing clause (a) to be less than 85% of EBITDA for such period.

     SECTION 7.07. Investments. The Borrower will not, nor will it permit any of its Subsidiaries to, make or permit to remain outstanding any Investments except:

          (a) operating deposit accounts with banks;

          (b) Permitted Investments;

          (c) Investments by the Borrower and its Subsidiaries in capital stock of Subsidiaries of the Borrower to the extent outstanding on the date of the financial statements of the Borrower and its Subsidiaries referred to in Section 4.04 or required by Section 7.14 and advances by the Borrower and its Subsidiaries to Subsidiary Guarantors in the ordinary course of business permitted to be incurred by Section 7.01(e);

          (d) Investments outstanding on the date hereof (other than Investments permitted under clauses (a), (b) and (c) of this Section and identified in
     Schedule 4.15(b));

          (e) the acquisition of the capital stock of or partnership or other equity interests in Persons or the formation of Wholly Owned Subsidiaries of the Borrower for the acquisition of capital stock of or partnership interests in Persons, resulting in such Persons becoming Wholly Owned Subsidiaries of the Borrower, in each case for the purpose of enabling the Borrower and its Subsidiaries to consummate acquisitions permitted by
     Section 7.04;

          (f) Guarantees by Subsidiary Guarantors of Indebtedness of the Borrower to the extent such guarantees are permitted under Section 7.01;

          (g) Guarantees permitted under Section 7.01(g);

          (h) the conversion by the Borrower of the outstanding principal amount of the WPTT Convertible Debenture into non-voting common stock of WPTT, Inc. in accordance with the terms thereof;

          (i) Investments by the Borrower in Affiliates in an amount up to but not exceeding $200,000,000 in the aggregate, provided that no Default shall have occurred and be continuing at the time of the making of such Investment or would result therefrom;

          (j) the HYTOP Guaranties;

          (k) loans or capital contributions made by the Borrower to the Designated HYTOPs Subsidiaries after the date hereof in an amount up to but not exceeding $3,000,000 in the aggregate at any one time outstanding;

          (l) Investments by the Borrower and its Subsidiaries in capital stock of New HYTOPs Sub to the extent outstanding on the date of the consummation of the New HYTOPs Transaction (after giving effect thereto), including, without limitation, any such capital stock resulting from the conversion or exchange into such capital stock of Indebtedness owing by New HYTOPs Sub to the Borrower or any of its Subsidiaries;

          (m) a cash contribution by the Borrower to the capital of New HYTOPs Sub in an aggregate amount not exceeding 3% of the aggregate liquidation preference of the New HYTOPs Preferred Stock, which cash contribution is made in connection with the consummation of the New HYTOPs Transaction and used by New HYTOPs Sub solely to purchase the common equity ownership interests in the New HYTOPs Trust;

          (n) Investments in respect of the Stainless Acquisition permitted under Section 7.04(f);

          (o) additional Investments in an amount up to but not exceeding $200,000,000 in the aggregate, provided that no Default shall have occurred and be continuing at the time of the making of such Investment or would result therefrom; and

          (p)   Investments  by  the  Borrower  and  its   Subsidiaries  in  any
     Receivables   Subsidary  in  connection  with  any  Receivables   Financing
     permitted under Section 7.01(j);

Notwithstanding anything contained herein to the contrary, the Borrower will not, nor will it permit any of its Subsidiaries to, make any Investment in any Unrestricted Subsidiary other than those permitted under clauses (d) and (i) through (p) of this Section.

     SECTION 7.08. Restricted Payments. The Borrower will not, nor will it permit any of its Subsidiaries to, declare or make, or agree to pay or make, directly or indirectly, any Restricted Payment, except that, so long as no Default exists at the time of making such Restricted Payment or would result therefrom:

          (a) the Borrower may pay to any Person (including, without limitation, an Affiliate) dividends in cash on its common stock in any of its fiscal years ending after December 31, 1997, provided that (i) the aggregate amount of such dividends paid in such fiscal year does not exceed 25% of

     Excess Cash Flow for its fiscal year immediately preceding the fiscal year in which such dividends are paid (to the extent that such 25% of Excess Cash Flow has not otherwise been applied by the Borrower in accordance with the provisions of this Agreement), and (ii) such dividend may not be paid earlier than three Business Days after the prepayment of Loans required by
     Section 2.09(b)(i) in such fiscal year of payment;

          (b) the Borrower may pay dividends in cash on the Preferred Stock, provided that the Fixed Charges Ratio shall not be less than such ratio as shall be required by Section 7.11(b) at the time of the making of such Restricted Payment;

          (c) the Borrower may pay dividends in cash on its common stock, provided that, at the time of the making of, and after giving effect to, such dividend, the Total Indebtedness Ratio shall not be greater than 4.00 to 1;

          (d) the  Borrower  may make any Equity  Issuance  permitted by Section
     7.15;

          (e) the Borrower may purchase, in one transaction or a series of transactions, its Class A Common Stock and its Class B Common Stock, provided that the aggregate purchase price (including, without limitation, cash payments, the principal amount of promissory notes and Indebtedness assumed, cash payments under Hedging Agreements relating to capital stock of the Borrower, and the fair market value of property delivered) paid, delivered or assumed by the Borrower therefor shall not exceed $100,000,000;

          (f) the Borrower may apply the portion of the Net Available Proceeds of any Equity Issuance (not otherwise applied as permitted under this
     Agreement) to redeem Existing Preferred Stock for an aggregate redemption price (including premium) not exceeding $100,000,000 (less any amount paid to redeem New HYTOPs pursuant to the following clause (g)) in connection with an optional redemption by KDSM (if it is then a Designated HYTOPs Subsidiary) of KDSM Senior Debentures, so long as substantially simultaneously with such redemption (i) all of the proceeds of such redemption shall be used by KDSM to repay the KDSM Senior Debentures and
     (ii) all of the proceeds of the repayment of the KDSM Senior Debentures shall be used by Sinclair Capital to redeem the Existing HYTOPs having an aggregate liquidation preference equal to the amount of such proceeds;

          (g) the Borrower may apply the portion of the Net Available Proceeds of any Equity Issuance (not otherwise applied as permitted under this Agreement) to redeem New HYTOPs for an aggregate redemption price
     (including premium) not exceeding $100,000,000 (less any amount paid to redeem the Existing HYTOPs pursuant to the preceding clause (f)) in connection with an optional redemption by New HYTOPs Sub (if it is then a Designated HYTOPs Subsidiary) of New HYTOPs Senior Debentures, so long as substantially simultaneously with such redemption (i) all of the proceeds of such redemption shall be used by New HYTOPs Sub to repay the New HYTOPs Senior Debentures and (ii) all of the proceeds of the repayment of the New HYTOPs Senior Debentures shall be used by the New HYTOPs Sub to redeem the preferred equity ownership interests in the New HYTOPs Trust having an aggregate liquidation preference equal to the amount of such proceeds; and

          (h) the Borrower may convert any Other Preferred Stock into Converted Senior Subordinated Notes in accordance with Section 7.01(d).

Notwithstanding anything herein to the contrary, the Borrower will not, nor will it permit any of its Subsidiaries to, purchase or redeem any Preferred Stock except as expressly permitted by clauses (f) and (g) of this Section.

     SECTION 7.09. Transactions with Affiliates. The Borrower will not, nor will it permit any of its Subsidiaries to, sell, lease or otherwise transfer any property or assets to, or purchase, lease or otherwise acquire any property or assets from, or otherwise engage in any other transactions with, any of its Affiliates, except:

          (a) transactions in the ordinary course of business at prices and on terms and conditions not less favorable to the Borrower or such Subsidiary than could be obtained on an arm's-length basis from unrelated third parties;

          (b) transactions between or among the Borrower and its Subsidiaries not involving any other Affiliate;

          (c) any Restricted Payment permitted under Section 7.08;

          (d) any Affiliate who is an individual may serve as a director, officer or employee of the Borrower or any of its Subsidiaries and receive reasonable compensation for his or her services in such capacity; and

          (e) the Borrower may enter into and perform management agreements, cost sharing agreements and tax sharing agreements with any of the Designated HYTOPs Subsidiaries having terms satisfactory to the Administrative Agent.

     SECTION 7.10. Restrictive Agreements. The Borrower will not, nor will it permit any of its Subsidiaries to, directly or indirectly, enter into, incur or permit to exist any agreement or other arrangement that prohibits, restricts or imposes any condition upon (a) the ability of the Borrower or any Subsidiary to create, incur or permit to exist any Lien upon any of its property or assets, or
(b) the ability of any Subsidiary to pay dividends or other distributions with respect to any shares of its capital stock or to make or repay loans or advances to the Borrower or any other Subsidiary or to Guarantee Indebtedness of the Borrower or any other Subsidiary; provided that (i) the foregoing shall not apply to restrictions and conditions imposed by law or by this Agreement, (ii) the foregoing shall not apply to restrictions and conditions existing on the date hereof identified on Schedule 7.10 (but shall apply to any extension or renewal of, or any amendment or modification expanding the scope of, any such restriction or condition), (iii) the foregoing shall not apply to customary restrictions and conditions contained in agreements relating to the sale of a Subsidiary pending such sale, provided such restrictions and conditions apply only to the Subsidiary that is to be sold and such sale is permitted hereunder, (iv) clause (a) of the foregoing shall not apply to restrictions or conditions imposed by any agreement relating to secured Indebtedness permitted by this Agreement if such restrictions or conditions apply only to the property or assets securing such Indebtedness and (v) clause
(a) of the foregoing shall not apply to customary provisions in leases and other contracts restricting the assignment thereof.

     SECTION 7.11. Certain Financial Covenants.

     (a) Interest Coverage Ratio. The Borrower will not permit the Interest Coverage Ratio on any date to be less than the ratio set forth below opposite the period during which such date falls:

                       Period                               Ratio
                       ------                               -----

         From the Effective
           Date through September 29, 1998                1.75 to 1

         From September 30, 1998
           through December 30, 1998                      1.80 to 1

         From December 31, 1998
           through December 30, 1999                      1.90 to 1

         From December 31, 1999
           through December 30, 2000                      2.00 to 1

         From December 31, 2000
           and at all times thereafter                    2.20 to 1

     (b) Fixed Charges Ratio. The Borrower will not permit the Fixed Charges Ratio to be less than or equal to 1.05 to 1 at any time.

     (c) Senior Indebtedness Ratio. The Borrower will not permit the Senior Indebtedness Ratio on any date to be greater than the ratio set forth below opposite the period during which such date falls:

                  Period                                    Ratio
                  ------                                    -----

         From the Effective
           Date through December 30, 2001                 5.00 to 1

         From December 31, 2001
           through December 30, 2002                      4.50 to 1

         From December 31, 2002
           and at all times thereafter                    4.00 to 1

     (d) Total Indebtedness Ratio. The Borrower will not permit the Total Indebtedness Ratio on any date to be greater than the ratio set forth below opposite the period during which such date falls:

                  Period                                    Ratio
                  ------                                    -----

         From the Effective
           Date through December 30, 1998                 7.00 to 1

         From December 31, 1998
           through December 30, 1999                      6.50 to 1

         From December 31, 1999
           through December 30, 2000                      6.25 to 1

         From December 31, 2000
           through December 30, 2001                      6.00 to 1

         From December 31, 2001
           through December 30, 2002                      5.50 to 1

         From December 31, 2002
           and at all times thereafter                    5.00 to 1

     (e) Film Obligations. The Borrower will not, nor will it permit any of its Subsidiaries to, purchase, redeem, retire or otherwise acquire for value, or set apart any money for a sinking, defeasance or other analogous fund for, the purchase, redemption, retirement or other acquisition of, or make any voluntary payment or prepayment of the principal of or interest on, or any other amount owing in respect of, any Film Obligations, except for (a) regularly scheduled payments in respect thereof required pursuant to the instruments evidencing such Film Obligations and (b) with the consent of the Administrative Agent, prepayments of Film Obligations not exceeding $50,000,000 in the aggregate after the date hereof.

     SECTION 7.12. Subordinated Indebtedness.

     (a) The Borrower will not, nor will it permit any of its Subsidiaries to, purchase, redeem, retire or otherwise acquire for value, or set apart any money for a sinking, defeasance or other analogous fund for, the purchase, redemption, retirement or other acquisition of, or make any voluntary payment or prepayment of the principal of or interest on, or any other amount owing in respect of, any Subordinated Indebtedness, except for (i) regularly scheduled payments of principal and interest in respect thereof required pursuant to the instruments evidencing such Subordinated Indebtedness, and (ii) the purchase, redemption, retirement or other acquisition or defeasance of Subordinated Indebtedness, provided that (x) no Default shall have occurred and be continuing at the time of such purchase, redemption, retirement or other acquisition or defeasance or would result therefrom and (y) the aggregate principal amount of all Subordinated Indebtedness so purchased, redeemed, retired, acquired or defeased under this clause (ii), together with the aggregate amount of Investments made as permitted under Section 7.07(o), does not exceed the sum of $200,000,000 plus the Net Available Proceeds of any Equity Issuance not otherwise applied as permitted under this Agreement.

     (b) The Borrower will not, nor will it permit any of its Subsidiaries to, reissue, sell, resell or otherwise transfer any of the Sullivan Notes or the senior subordinated notes issued under any of the Senior Subordinated Note Indentures which have been purchased, redeemed, retired, acquired or defeased by the Borrower and its Subsidiaries.

     SECTION 7.13. Modifications of Certain Documents. Without the prior written consent of the Required Lenders, the Borrower will not, nor will it permit any of its Subsidiaries to, consent to any modification, supplement, waiver or termination of any of the provisions of (a) any instrument evidencing or governing any of the Film Cash Payments unless such instrument is modified, supplemented or waived at no cost (including, but not limited to interest costs) to the Borrower or any of its Subsidiaries, (b) the Ancillary Documents or (c) the HYTOP Guaranties, except that the Borrower or any of its Subsidiaries may
(i) amend any of the Asset Use and Operating Agreements entered into prior to the date hereof to cause the same to be substantially in the form of Exhibit C,
(ii) amend any of the Program Services Agreements to extend the stated expiration date thereof and (iii) modify or supplement any of the provisions of the instruments or documents referred to in the foregoing clauses (a) through
(c) if (x) such modifications and supplements are not and will not be materially adverse to the interests of the Borrower, its Subsidiaries, any Lender or the Administrative Agent (subject to, in the case of the Subordinated Debt Documents and clause (c), the reasonable judgment of the Administrative Agent), and (y) the Borrower or such Subsidiary, as the case may be, shall have furnished to the Administrative Agent (a copy of which shall be forwarded promptly to each
Lender), not later than the date falling ten Business Days (or such shorter period as the Administrative Agent may agree) prior to the date of such modification or supplement, a notice setting forth in reasonable detail the terms and conditions thereof. The Borrower will not, nor will it permit any of its Subsidiaries to, designate any Indebtedness as "Designated Senior Indebtedness" or "Designated Guarantor Senior Indebtedness", in each case under and as defined in any Senior Subordinated Note Indenture.

     SECTION 7.14. License Subsidiaries.

     (a) Whenever the Borrower or any of its Subsidiaries acquires any Broadcast License after the Effective Date, the Borrower shall (without limiting its obligations under Section 6.10) cause such acquisition to take place as follows in accordance with all applicable laws and regulations, including, without limitation, pursuant to approvals from the FCC: (i) each Broadcast License so acquired shall be transferred to and held by a separate Wholly Owned Subsidiary of the Borrower that is a License Subsidiary, provided that (w) the Broadcast Licenses for one or more radio broadcasting stations serving a single "Area of Dominant

Influence" as determined by Arbitron Company may be held by any one or more License Subsidiaries that do not hold any Broadcast License for any one or more television broadcasting stations, (x) the Broadcast Licenses for WTTV-TV and WTTK-TV may be held in a single License Subsidiary, (y) the Broadcast Licenses for any Stations acquired pursuant to the Max Media Acquisition may be held in a single License Subsidiary and (z) the Borrower shall only be required to use its reasonable efforts to cause each Broadcast License acquired in the Sullivan Acquisition to be held in a separate License Subsidiary provided that the Borrower incurs no adverse tax consequences as a result thereof; (ii) the related operating assets shall be transferred to and held by an operating company that is a Subsidiary of the Borrower (an "Operating Subsidiary"); (iii) such License Subsidiary and such Operating Subsidiary shall enter into an Asset Use and Operating Agreement; (iv) the Borrower shall deliver or cause to be delivered to the Administrative Agent in pledge under the Security Agreement all capital stock, limited liability company interests or other ownership interests of such License Subsidiary and such Operating Subsidiary; and (v) the Borrower shall furnish to the Administrative Agent such evidence as may be reasonably requested by the Administrative Agent or any Lender that the foregoing transactions have been so effected.

     (b) Notwithstanding anything herein to the contrary, the Borrower shall not permit any License Subsidiary to:

          (i) create, incur, assume or have outstanding any Indebtedness or other liabilities or obligations except for obligations under the Loan Documents and an Asset Use and Operating Agreement;

          (ii) own any right, franchise or other asset except for Broadcast Licenses transferred to it by the Borrower of which it is a Wholly Owned Subsidiary and Broadcast Licenses acquired in the ordinary course of business and rights under an Asset Use and Operating Agreement;

          (iii)  enter  into  any  transaction  of  merger,   consolidation   or
     amalgamation, or liquidate, wind up or dissolve itself (or suffer any liquidation or dissolution);

          (iv) create, incur or permit to exist any Lien (other than the Lien created by the Security Agreement) on or in respect of, or sell, lease, assign, transfer or otherwise dispose of, any of its rights, franchises or other assets;

          (v) engage in any business other than holding Broadcast Licenses and entering into an Asset Use and Operating Agreement or as expressly contemplated in such Asset Use and Operating Agreement; or

          (vi) make or hold any Investment.

     (c) Notwithstanding anything in this Section to the contrary, the Borrower and the Subsidiary Guarantors shall not be obligated to effect any transaction contrary to law or the rules, regulations or policies of the FCC, and shall be permitted to unwind the transactions contemplated by this Section to the extent necessary to comply with a ruling of the FCC; provided that the Borrower shall and shall cause each of the Subsidiary Guarantors to use its best efforts to carry out the provisions of this Section consistent with all laws and all rules, regulations and policies of the FCC, including, without limitation, pursuing any necessary approval or consents of the FCC.

     (d) The Borrower will cause all Broadcast Licenses for Owned Stations at all times to be held in the name of the respective License Subsidiary for the Owned Station being operated under authority of such Broadcast Licenses.

     SECTION 7.15. Preferred Stock. The Borrower will not effect an issuance of any Preferred Stock, except that the Borrower may issue Other Preferred Stock, provided that after giving effect to the issuance thereof (i) no Default shall have occurred and be continuing and (ii) the Borrower shall be in pro forma compliance with Section 7.11(b).

     SECTION 7.16. Program Services Agreements. The Borrower will not, nor will it permit any of its Subsidiaries to, enter into any local marketing agreement, time brokerage agreement, program services agreement or any similar agreement providing for:

          (a) the Borrower or any of its Subsidiaries to program or sell advertising time on all or any portion of the broadcast time of any television or radio station; or

          (b) any Person other than the Borrower or any of its Subsidiaries to program or sell advertising time on all or any portion of the broadcast time of any Station, except for KBLA-AM, WLAC-AM, WLAC-FM, WJZC-FM, KKSN-AM, KKSN-FM, KKRH-FM, WBBF-AM, WBEE-FM, WKLX-FM, WQRV-FM, WNNE-TV and WPTZ-TV.

Notwithstanding the preceding sentence, (A) the Borrower or any of its Subsidiaries (other than License Subsidiaries) may enter into any Program Services Agreement with any other Person (including, without limitation, Affiliates), provided that (i) the aggregate amount payable by the Borrower and its Subsidiaries under all Program Services Agreements during any fiscal year of the Borrower, excluding Permitted Termination Payments (as defined in the next sentence), shall not exceed the Maximum Amount (as defined in the next sentence) for such fiscal year and (ii) after entering into any such Program Services Agreement, the BCF Percentage shall not exceed 25% and (B) the Borrower or any of its Subsidiaries may enter into any Passive LMA, provided that after giving effect thereto the Passive BCF Percentage shall not exceed 8%. For purposes of the preceding sentence, (i) a "Permitted Termination Payment" shall mean a payment owing by the Borrower or any of its Subsidiaries by reason of the early termination of a Program Services Agreement relating to any of the television stations referred to below provided that the amount of such payment shall not exceed the amount set forth below opposite the name of such television station:


                     Station                            Termination Payment
                     -------                            -------------------

                     WVTV-TV                                 $5,500,000

                     WNUV-TV                                 $5,500,000
                     WRDC-TV                                 $6,500,000
                     WABM-TV                                 $7,500,000
                     Other                                   $5,000,000;

(ii) the "Maximum Amount" for any fiscal year of the Borrower means (x) for its fiscal year ending in 1998, $50,000,000 and (y) for any of its fiscal years thereafter, an amount equal to the Maximum Amount for its preceding fiscal year increased (or decreased, as the case may be) by the percentage of the increase (or decrease), as the case may be) in the Consumer Price Index for all Urban Consumers (as published by the U.S. Department of Labor) for the twelve-month period ending in September of such preceding fiscal year; and "Other" means any other broadcasting television station sold by the Borrower or any of its Subsidiaries as permitted by Section 7.05(e).

     SECTION 7.17. Limitation on Cure Rights. The Borrower will not, nor will it permit any of its Subsidiaries to, enter into any agreement (a "Cure Right Agreement") with or for the benefit of any other Person that limits the ability of the Borrower or such Subsidiary to exercise any rights or remedies under any agreement (an "Acquisition Agreement") pursuant to which an Acquisition is to be consummated; provided that the Borrower or any of its Subsidiaries may enter into or suffer to exist any Cure Right Agreement for the benefit of the lenders to any PSA Counterparty, as the case may be, to the extent that such lenders (or an agent on behalf of such lenders) has a security interest in the Acquisition Agreement to which such Cure Right Agreement relates.

                                  ARTICLE VIII

                                EVENTS OF DEFAULT

     If any of the following events ("Events of Default") shall occur:

          (a) the Borrower shall fail to pay any principal of any Loan or any reimbursement obligation in respect of any LC Disbursement when and as the same shall become due and payable, whether at the due date thereof or at a date fixed for prepayment thereof or otherwise; or

          (b) the Borrower shall fail to pay any interest on any Loan or any fee or any other amount (other than an amount referred to in clause (a) of this Article) payable under this Agreement or under any other Loan Document, when and as the same shall become due and payable; or

          (c) any representation or warranty made or deemed made by or on behalf of the Borrower or any of its Subsidiaries in or in connection with this Agreement or any other

     Loan Document or any amendment or modification hereof or thereof, or in any report, certificate, financial statement or other document furnished pursuant to or in connection with this Agreement or any other Loan Document or any amendment or modification hereof or thereof, shall prove to have been incorrect when made or deemed made; or

          (d) the Borrower shall fail to observe or perform any covenant, condition or agreement contained in Section 6.02(a), 6.03 (with respect to the Borrower's existence), 6.08, 6.09 or 6.10 or in Article VII or any Obligor shall default in the performance of any of its obligations contained in Section 4.02 or 5.02 of the Security Agreement; or

          (e) any Obligor shall fail to observe or perform any covenant, condition or agreement contained in this Agreement (other than those specified in clause (a), (b) or (d) of this Article) or any other Loan Document and such failure shall continue unremedied for a period of 30 or more days after notice thereof from the Administrative Agent (given at the request of any Lender) to the Borrower; or

          (f) any of the Obligors shall default in the payment when due of any principal of or interest on any of its other Indebtedness aggregating $25,000,000 or more, or in the payment when due of any amount under any Hedging Agreement for a notional principal amount exceeding $25,000,000; or any event specified in any note, agreement, indenture or other document evidencing or relating to any such Indebtedness or any event specified in any Hedging Agreement shall occur if the effect of such event is to cause, or (with the giving of any notice or the lapse of time or both) to permit the holder or holders of such Indebtedness (or a trustee or agent on behalf of such holder or holders) to cause, such Indebtedness to become due, or to be prepaid in full (whether by redemption, purchase, offer to purchase or otherwise), prior to its stated maturity or to have the interest rate thereon reset to a level so that securities evidencing such Indebtedness trade at level specified in relation to the par value thereof or, in the case of a Hedging Agreement, to permit the payments owing under such Hedging Agreement to be liquidated; or

          (g) an involuntary proceeding shall be commenced or an involuntary petition shall be filed seeking (i) liquidation, reorganization or other relief in respect of the Borrower or any of its Subsidiaries or any Material Third-Party Licensee or its debts, or of a substantial part of its assets, under any Federal, state or foreign bankruptcy, insolvency, receivership or similar law now or hereafter in effect or (ii) the appointment of a receiver, trustee, custodian, sequestrator, conservator or similar official for the Borrower or any of its Subsidiaries or any Material Third-Party Licensee or for a substantial part of its assets, and, in any such case, such proceeding or petition shall continue undismissed for a period of 60 or more days or an order or decree approving or ordering any of the foregoing shall be entered; or

          (h) the Borrower or any of its Subsidiaries or any Material Third-Party Licensee shall (i) voluntarily commence any proceeding or file any petition seeking liquidation, reorganization or other relief under any Federal, state or foreign bankruptcy, insolvency, receivership or similar law now or hereafter in effect, (ii) consent to the institution of, or fail to contest in a timely and appropriate manner, any proceeding or petition described in clause (g) of this Article, (iii) apply for or consent to the appointment of a receiver, trustee, custodian, sequestrator, conservator or similar official for the Borrower or any of its Subsidiaries or any Material Third-Party Licensee or for a substantial part of its assets, (iv) file an answer admitting the material allegations of a petition filed against it in any such proceeding, (v) make a general assignment for the benefit of creditors or (vi) take any action for the purpose of effecting any of the foregoing; or

          (i)  the  Borrower  or  any  of  its   Subsidiaries  or  any  Material
     Third-Party Licensee shall become unable, admit in writing its inability or fail generally to pay its debts as they become due; or

          (j) one or more judgments for the payment of money in an aggregate amount in excess of $25,000,000 shall be rendered against the Borrower or any of its Subsidiaries or any combination thereof and the same shall remain undischarged for a period of 30 consecutive days during which execution shall not be effectively stayed, or any action shall be legally taken by a judgment creditor to attach or levy upon any assets of the Borrower or any of its Subsidiaries to enforce any such judgment; or

          (k) an ERISA Event shall have occurred that, in the opinion of the Required Lenders, when taken together with all other ERISA Events that have occurred, could reasonably be expected to result in a Material Adverse Effect; or

          (l) the Smith Brothers shall cease at any time collectively to own, legally or beneficially, shares of stock of the Borrower representing at least 51% of the voting power of the Borrower (other than by reason of death or disability); or

          (m) during any period of 25 consecutive calendar months, individuals who were directors of the Borrower on the first day of such period shall no longer constitute a majority of the board of directors of the Borrower; or

          (n) the Borrower shall deliver any Change of Control Purchase Notice (or any similar notice) under and as defined in any Senior Subordinated
     Note Indenture, any Designated HYTOPs Subsidiary shall deliver any similar notice under the indenture pursuant to which the KDSM Senior Debentures or the New HYTOPs Senior Debentures are issued, or any event or circumstance shall occur that results in a change of ownership or control over the board of directors of the Borrower and that would permit the holders of the KDSM Senior Debentures (or any of them) or any agent or trustee acting on their behalf, or the holders of the New HYTOPs Senior Debentures (or any of them) or any agent or trustee acting on their behalf, to exercise remedies in respect thereof; or

          (o) any Broadcast License (other than an Immaterial Broadcast License) shall be terminated, forfeited or revoked or shall fail to be renewed for any reason whatsoever, or shall be modified in a manner materially adverse to the Borrower, or for any other reason (i) any License Subsidiary shall at any time cease to be a licensee under any Broadcast

     License (other than an Immaterial Broadcast License) relating to the Owned Station to which such Broadcast Licenses have been granted or the
     Subsidiary of the Borrower that owns 100% of the capital stock of such License Subsidiary shall otherwise fail to have all required authorizations, licenses and permits to construct, own, operate or promote such Owned Station, or (ii) any Material Third-Party Licensee for any Contract Station shall fail to preserve and maintain its legal existence or any of its material rights, privileges or franchises (including the Broadcast Licenses (other than an Immaterial Broadcast Licenses) for such Contract Station (other than by reason of such Contract Station becoming an Owned Station)); or

          (p) with respect to any Owned Station, the License Subsidiary with respect to such Owned Station shall at any time cease to be a Wholly Owned Subsidiary of the Subsidiary of the Borrower that owns the operating assets related to the Broadcast Licenses for such Owned Station; or the Borrower shall cease at any time to own all of the issued shares of the capital stock of any such Subsidiary; or

          (q) any transfer of any common stock of the Borrower or any of its Subsidiaries or any right to receive such common stock or any other interest in the Borrower or any of its Subsidiaries shall be transferred and either (i) such transfer shall fail to comply with any applicable provision of the Federal Communications Act of 1934, as amended from time to time, or any applicable FCC rule, regulation or policy, or (ii) the Administrative Agent shall not have received prior to such transfer any opinion reasonably satisfactory to the Required Lenders of counsel reasonably satisfactory to the Required Lenders to the effect that such transfer does so comply; or

          (r) the Liens created by the Security Agreement shall at any time not constitute a valid and perfected Lien on the collateral intended to be covered thereby (to the extent perfection by filing, registration, recordation or possession is required herein or therein) in favor of the Administrative Agent, free and clear of all other Liens (other than Liens permitted under Section 7.02 or under the Security Agreement), or, except for expiration in accordance with its terms, the Security Agreement shall for whatever reason be terminated or cease to be in full force and effect, or the enforceability thereof shall be contested by any Obligor; or

          (s) any Program Services Agreement shall be terminated prior to the stated expiration date thereof and the Obligor party thereto shall not have entered into a substantially identical agreement relating to the Contract Station to which such Program Services Agreement relates or any party to any Program Services Agreement shall default in any of its obligations thereunder and the Broadcast Cash Flow attributable to the Contract Station(s) subject to such Program Services Agreement(s), either individually or in the aggregate, for the most recent twelve month period is equal to or greater than three percent of Broadcast Cash Flow for such period; or

          (t) any party to any of the Material Acquisition Documents shall default in the performance of any of its obligations thereunder; or

          (u) there shall have been asserted against any Obligor or Unrestricted Subsidiary an Environmental Claim that, in the judgment of the Required Lenders, is reasonably likely to be determined adversely to the affected Obligor or Unrestricted Subsidiary, and the amount thereof is, singly or in the aggregate, reasonably likely to have a Material Adverse Effect (insofar as such amount is payable by any of the Obligors or Unrestricted Subsidiaries after deducting any portion thereof that is reasonably expected to be paid by other creditworthy Persons jointly and severally liable thereof); or

          (v) the preferred equity ownership interests in Sinclair Capital shall not be redeemed by Sinclair Capital on or prior to the stated maturity date thereof or the preferred equity ownership interests in the New HYTOPs Trust shall not be redeemed by the New HYTOPs Trust on or prior to the stated maturity date thereof; or

          (w) any party to a Consent and Agreement shall default in the performance of any of its obligations thereunder;

then, and in every such event (other than an event with respect to any Obligor described in clause (g) or (h) of this Article), and at any time thereafter during the continuance of such event, the Administrative Agent may, and at the request of the Required Lenders shall, by notice to the Borrower, take either or both of the following actions, at the same or different times: (i) terminate the Commitments, and thereupon the Commitments shall terminate immediately, and (ii) declare the Loans then outstanding to be due and payable in whole (or in part, in which case any principal not so declared to be due and payable may thereafter be declared to be due and payable), and thereupon the principal of the Loans so declared to be due and payable, together with accrued interest thereon and all fees and other obligations of the Obligors accrued hereunder, shall become due and payable immediately, without presentment, demand, protest or other notice of any kind, all of which are hereby waived by each Obligor; and in case of any event with respect to any Obligor described in clause (g) or (h) of this Article, the Commitments shall automatically terminate and the principal of the Loans then outstanding, together with accrued interest thereon and all fees and other obligations of the Obligors accrued hereunder, shall automatically become due and payable, without presentment, demand, protest or other notice of any kind, all of which are hereby waived by each Obligor.

                                   ARTICLE IX

                            THE ADMINISTRATIVE AGENT

     Each of the Lenders and the Issuing Lender hereby irrevocably appoints the Administrative Agent as its agent hereunder and under the other Loan Documents and authorizes the Administrative Agent to take such actions on its behalf and to exercise such powers as are delegated to the Administrative Agent by the terms hereof or thereof, together with such actions and powers as are reasonably incidental thereto.

     The Person serving as the Administrative Agent hereunder shall have the same rights and powers in its capacity as a Lender as any other Lender and may exercise the same as though it were not the Administrative Agent, and such Person and its Affiliates may accept deposits from, lend money to and generally engage in any kind of business with the Borrower or any Subsidiary or other Affiliate thereof as if it were not the Administrative Agent hereunder.

     The Administrative Agent shall not have any duties or obligations except those expressly set forth herein and in the other Loan Documents. Without limiting the generality of the foregoing, (a) the Administrative Agent shall not be subject to any fiduciary or other implied duties, regardless of whether a Default has occurred and is continuing, (b) the Administrative Agent shall not have any duty to take any discretionary action or exercise any discretionary powers, except discretionary rights and powers expressly contemplated hereby or by the other Loan Documents that the Administrative Agent is required to exercise in writing by the Required Lenders, and (c) except as expressly set forth herein and in the other Loan Documents, the Administrative Agent shall not have any duty to disclose, and shall not be liable for the failure to disclose, any information relating to the Borrower or any of its Subsidiaries that is communicated to or obtained by the bank serving as Administrative Agent or any of its Affiliates in any capacity. The Administrative Agent shall not be liable for any action taken or not taken by it with the consent or at the request of the Required Lenders or in the absence of its own gross negligence or willful misconduct. The Administrative Agent shall be deemed not to have knowledge of any Default unless and until written notice thereof is given to the Administrative Agent by the Borrower or a Lender, and the Administrative Agent shall not be responsible for or have any duty to ascertain or inquire into (i) any statement, warranty or representation made in or in connection with this Agreement or any other Loan Document, (ii) the contents of any certificate, report or other document delivered hereunder or thereunder or in connection herewith or therewith, (iii) the performance or observance of any of the covenants, agreements or other terms or conditions set forth herein or therein,
(iv) the validity, enforceability, effectiveness or genuineness of this Agreement, any other Loan Document or any other agreement, instrument or document, or (v) the satisfaction of any condition set forth in Article V or elsewhere herein or therein, other than to confirm receipt of items expressly required to be delivered to the Administrative Agent.

     The Administrative Agent shall be entitled to rely upon, and shall not incur any liability for relying upon, any notice, request, certificate, consent, statement, instrument, document or other writing believed by it to be genuine and to have been signed or sent by the proper Person. The Administrative Agent also may rely upon any statement made to it orally or by telephone and believed by it to be made by the proper Person, and shall not incur any liability for relying thereon. The Administrative Agent may consult with legal counsel (who may be counsel for an Obligor), independent accountants and other experts selected by it, and shall not be liable for any action taken or not taken by it in accordance with the advice of any such counsel, accountants or experts.

     The Administrative Agent may perform any and all its duties and exercise its rights and powers by or through any one or more sub-agents appointed by the Administrative

Agent. The Administrative Agent and any such sub-agent may perform any and all its duties and exercise its rights and powers through their respective Related Parties. The exculpatory provisions of the preceding paragraphs shall apply to any such sub-agent and to the Related Parties of the Administrative Agent and any such sub-agent, and shall apply to their respective activities in connection with the syndication of the credit facilities provided for herein as well as activities as Administrative Agent.

     Subject to the appointment and acceptance of a successor Administrative Agent as provided in this paragraph, the Administrative Agent may resign at any time by notifying the Lenders, the Issuing Lender and the Borrower. Upon any such resignation, the Required Lenders shall have the right, in consultation with the Borrower so long as no Default shall exist, to appoint a successor from among the Lenders. If no successor shall have been so appointed by the Required Lenders and shall have accepted such appointment within 30 days after the retiring Administrative Agent gives notice of its resignation, then the retiring Administrative Agent may, on behalf of the Lenders and the Issuing Lender, appoint a successor Administrative Agent which shall be a bank with a minimum capital and surplus of $500,000,000 and with an office in New York, New York, or an Affiliate of any such bank. Upon the acceptance of its appointment as Administrative Agent hereunder by a successor, such successor shall succeed to and become vested with all the rights, powers, privileges and duties of the retiring Administrative Agent and the retiring Administrative Agent shall be discharged from its duties and obligations hereunder. The fees payable by the Borrower to a successor Administrative Agent shall be the same as those payable to its predecessor unless otherwise agreed between the Borrower and such successor. After the Administrative Agent's resignation hereunder, the provisions of this Article and Section 10.03 shall continue in effect for its benefit in respect of any actions taken or omitted to be taken by it while it was acting as Administrative Agent.

     Each Lender acknowledges that it has, independently and without reliance upon the Administrative Agent or any other Lender and based on such documents and information as it has deemed appropriate, made its own credit analysis and decision to enter into this Agreement. Each Lender also acknowledges that it will, independently and without reliance upon the Administrative Agent or any other Lender and based on such documents and information as it shall from time to time deem appropriate, continue to make its own decisions in taking or not taking action under or based upon this Agreement, any other Loan Document or any related agreement or any document furnished hereunder or thereunder.

     Except as otherwise provided in Section 10.02(b) with respect to this Agreement, the Administrative Agent may, with the prior consent of the Required Lenders (but not otherwise), consent to any modification, supplement or waiver under any of the Loan Documents, provided that, without the prior consent of each Lender, the Administrative Agent shall not (except as provided herein or in the Security Agreement) release all or substantially all of the collateral or terminate any Lien with respect thereto under the Security Agreement or alter the relative priorities of the obligations entitled to the benefits of the Liens created under the Security Agreement, except that no such consent shall be required, and the Administrative Agent is hereby authorized, to release any Lien covering property that is the subject of either a

Disposition of property permitted hereunder or a Disposition to which the Required Lenders have consented.

     Notwithstanding anything herein to the contrary, NationsBank of Texas, N.A. in its capacity as Documentation Agent shall have no duties or responsibilities hereunder.

                                    ARTICLE X

                                  MISCELLANEOUS

     SECTION 10.01. Notices. Except in the case of notices and other communications expressly permitted to be given by telephone, all notices and other communications provided for herein shall be in writing and shall be delivered by hand or overnight courier service, mailed by certified or registered mail or sent by telecopy, as follows:

          (a) if to the Borrower or any Subsidiary Guarantor, to it at Sinclair Broadcast Group, Inc., 2000 West 41st Street, Baltimore, Maryland 21211, Telecopier No.: (410) 467-5043, Telephone No.: (410) 467-5005 Attention:
     David D. Smith; with a copy to Thomas & Libowitz, P.A.,100 Light Street, Baltimore, Maryland 21202, Telecopier No.: (410) 752-2046, Telephone No.:
     (410) 752-2468, Attention: Steven Thomas;

          (b) if to the Administrative Agent, to The Chase Manhattan Bank, 1 Chase Manhattan Plaza, 8th Floor, New York, New York 10081, Attention Loan and Agency Services Group (Telecopy No. (212) 552-5658), with a copy to The Chase Manhattan Bank, 270 Park Avenue, New York, New York 10017, Attention of Tracey Navin Ewing (Telecopy No. 212-270-4164);

          (c) if to the Issuing Lender, to it at The Chase Manhattan Bank, 1 Chase Manhattan Plaza, 8th Floor, New York, New York 10081, Attention Loan and Agency Services Group (Telecopy No. (212) 552-5658), with a copy to The Chase Manhattan Bank, 270 Park Avenue, New York, New York 10017, Attention of Tracey Navin Ewing (Telecopy No. 212-270-4164); and

          (d) if to a Lender, to it at its address (or telecopy number) set forth in its Administrative Questionnaire.

Any party hereto may change its address or telecopy number for notices and other communications hereunder by notice to the other parties hereto (or, in the case of any such change by a Lender, by notice to the Borrower and the Administrative Agent). All notices and other communications given to any party hereto in accordance with the provisions of this Agreement shall be deemed to have been given on the date of receipt.

     SECTION 10.02. Waivers; Amendments.

     (a) No Deemed Waivers; Remedies Cumulative. No failure or delay by the Administrative Agent, the Issuing Lender or any Lender in exercising any right or power hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such right or power, or any abandonment or discontinuance of steps to enforce such a right or power, preclude any other or further exercise thereof or the exercise of any other right or power. The rights and remedies of the Administrative Agent, the Issuing Lender and the Lenders hereunder are cumulative and are not exclusive of any rights or remedies that they would otherwise have. No waiver of any provision of this Agreement or consent to any departure by any Obligor therefrom shall in any event be effective unless the same shall be permitted by paragraph (b) of this Section, and then such waiver or consent shall be effective only in the specific instance and for the purpose for which given. Without limiting the generality of the foregoing, the making of a Loan or issuance of a Letter of Credit shall not be construed as a waiver of any Default, regardless of whether the Administrative Agent, any Lender or the Issuing Lender may have had notice or knowledge of such Default at the time.

     (b) Amendments. Neither this Agreement nor any provision hereof may be waived, amended or modified except pursuant to an agreement or agreements in writing entered into by the Borrower and the Required Lenders or by the Borrower and the Administrative Agent with the consent of the Required Lenders; provided that no such agreement shall (i) increase any Commitment of any Lender, or extend the date or decrease the amount of any scheduled reduction thereof pursuant to Section 2.07, without the written consent of such Lender, (ii) reduce the principal amount of any Loan or LC Disbursement or reduce the rate of interest thereon, or reduce any fees payable hereunder, without the written consent of each Lender affected thereby, (iii) postpone the scheduled date of payment of the principal amount of any Loan or LC Disbursement, or any interest thereon, or any fees payable hereunder, or reduce the amount of, waive or excuse any such payment, or postpone the scheduled date of expiration of any Commitment, without the written consent of each Lender affected thereby, (iv) alter the manner in which payments or prepayments of principal, interest or other amounts hereunder shall be applied as between the Lenders or Types or Classes of Loans, without the written consent of each Lender affected thereby,
(v) change any of the provisions of this Section or the definition of the term "Required Lenders" or any other provision hereof specifying the number or percentage of Lenders required to waive, amend or modify any rights hereunder or make any determination or grant any consent or waiver hereunder, without the written consent of each Lender, or (vi) release all or substantially all of the Subsidiary Guarantors from any of their guarantee obligations under Article III without the written consent of each Lender (except that no such consent shall be required, and the Administrative Agent is hereby authorized, to release any guarantor from such obligations that is the subject of a Disposition permitted hereunder or to which the Required Lenders have consented); and provided further that (x) no such agreement shall amend, modify or otherwise affect the rights or duties of the Administrative Agent or the Issuing Lender hereunder without the prior written consent of the Administrative Agent or the Issuing Lender, as the case may be, and (y) that any modification or supplement of Article III shall require the consent of each Subsidiary Guarantor.

     Anything in this Agreement to the contrary notwithstanding, no waiver or modification of any provision of this Agreement that has the effect (either immediately or at some later time) of enabling the Borrower to satisfy a condition precedent to the making of a Revolving Loan shall be effective against the Revolving Lenders for purposes of the Revolving Commitments unless the
Required   Revolving   Lenders  shall  have   concurred   with  such  waiver  or
modification.

     SECTION 10.03. Expenses; Indemnity; Damage Waiver.

     (a) Costs and Expenses. The Borrower shall pay (i) all reasonable out-of-pocket expenses incurred by the Administrative Agent and its Affiliates, including the reasonable fees, charges and disbursements of counsel for the Administrative Agent, in connection with the syndication of the credit facilities provided for herein, the preparation and administration of this Agreement and the other Loan Documents or any amendments, modifications or waivers of the provisions hereof or thereof (whether or not the transactions contemplated hereby or thereby shall be consummated), (ii) all reasonable out-of-pocket expenses incurred by the Issuing Lender in connection with the issuance, amendment, renewal or extension of any Letter of Credit or any demand for payment thereunder, (iii) all reasonable out-of-pocket expenses incurred by the Administrative Agent, the Issuing Lender or any Lender, including the reasonable fees, charges and disbursements of any counsel for the Administrative Agent, the Issuing Lender or any Lender, in connection with the enforcement or protection of its rights in connection with this Agreement and the other Loan Documents, including its rights under this Section, or in connection with the Loans made or Letters of Credit issued hereunder, including in connection with any workout, restructuring or negotiations in respect thereof and (iv) all costs, expenses, taxes, assessments and other charges incurred in connection with any filing, registration, recording or perfection of any security interest contemplated by the Security Agreement or any other document referred to therein.

     (b) Indemnification by the Borrower. The Borrower shall indemnify the Administrative Agent, the Issuing Lender and each Lender, and each Related Party of any of the foregoing Persons (each such Person being called an "Indemnitee") against, and to hold each Indemnitee harmless from, any and all losses, claims, damages, liabilities and related expenses, including the fees, charges and disbursements of any counsel for any Indemnitee, incurred by or asserted against any Indemnitee arising out of, in connection with, or as a result of (i) the execution or delivery of this Agreement or any agreement or instrument contemplated hereby, the performance by the parties hereto of their respective obligations hereunder or the consummation of the Transactions or any other transactions contemplated hereby, (ii) any Loan or Letter of Credit or the use of the proceeds therefrom (including any refusal by the Issuing Lender to honor a demand for payment under a Letter of Credit if the documents presented in connection with such demand do not strictly comply with the terms of such Letter of Credit), (iii) any actual or alleged presence or release of Hazardous Materials on or from any property owned or operated by the Borrower or any of its Subsidiaries, or any Environmental Liability related in any way to the Borrower or any of its Subsidiaries, or (iv) any actual or prospective claim, litigation, investigation or proceeding relating to any of the foregoing, whether based on contract, tort or any other theory and regardless of whether any Indemnitee is a party thereto;

provided that such indemnity shall not, as to any Indemnitee, be available to the extent that such losses, claims, damages, liabilities or related expenses are determined by a court of competent jurisdiction by final and nonappealable judgment to have resulted from the gross negligence or willful misconduct of such Indemnitee.

     (c) Reimbursement by Lenders. To the extent that the Borrower fails to pay any amount required to be paid by it to the Administrative Agent or the Issuing Lender under paragraph (a) or (b) of this Section, each Lender severally agrees to pay to the Administrative Agent or the Issuing Lender, as the case may be, such Lender's Applicable Percentage (determined as of the time that the applicable unreimbursed expense or indemnity payment is sought) of such unpaid amount; provided that the unreimbursed expense or indemnified loss, claim, damage, liability or related expense, as the case may be, was incurred by or asserted against the Administrative Agent or the Issuing Lender in its capacity as such.

     (d) Waiver of Consequential Damages, Etc. To the extent permitted by applicable law, no Obligor shall assert, and each Obligor hereby waives, any claim against any Indemnitee, on any theory of liability, for special, indirect, consequential or punitive damages (as opposed to direct or actual damages) arising out of, in connection with, or as a result of, this Agreement or any agreement or instrument contemplated hereby, the Transactions, any Loan or Letter of Credit or the use of the proceeds thereof.

     (e) Payments. All amounts due under this Section shall be payable promptly after written demand therefor.

     SECTION 10.04. Successors and Assigns.

     (a) Assignments Generally. The provisions of this Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns permitted hereby, except that no Obligor may assign or otherwise transfer any of its rights or obligations hereunder without the prior written consent of each Lender (and any attempted assignment or transfer by any Obligor without such consent shall be null and void). Nothing in this Agreement, expressed or implied, shall be construed to confer upon any Person (other than the parties hereto, their respective successors and assigns permitted hereby and, to the extent expressly contemplated hereby, the Related Parties of each of the Administrative Agent, the Issuing Lender and the Lenders) any legal or equitable right, remedy or claim under or by reason of this Agreement.

     (b) Assignments by Lenders. Any Lender may assign to one or more assignees all or a portion of its rights and obligations under this Agreement (including all or a portion of its Commitments and the Loans at the time owing to it); provided that (i) except in the case of an assignment to a Lender or an Affiliate of a Lender, the assignment of all or a portion of a Revolving
Commitment or any Lender's obligations in respect of its LC Exposure shall require the prior written consent of the Issuing Lender (which consent shall not be unreasonably withheld), (ii) except in the case of an assignment to a Lender or an Affiliate of a Lender or an assignment of the entire remaining amount of
the  assigning  Lender's   Commitment(s)  and/or

Loan(s), the amount of the Commitment(s) and/or Loan(s) of the assigning Lender subject to each such assignment (determined as of the date the Assignment and Acceptance with respect to such assignment is delivered to the Administrative Agent) shall not be less than $5,000,000 and, after giving effect to such assignment, the assigning Lender shall not have Commitment(s) and/or Loan(s) less than $5,000,000, in each case unless each of the Borrower and the Administrative Agent otherwise consent, (iii) each partial assignment of any Class of Commitment or Loans shall be made as an assignment of a proportionate part of all the assigning Lender's rights and obligations of such Class of Commitment and Loans under this Agreement, (iv) the parties to each assignment shall execute and deliver to the Administrative Agent an Assignment and Acceptance, together with a processing and recordation fee of $3,500, and (v) the assignee, if it shall not be a Lender, shall deliver to the Administrative Agent an Administrative Questionnaire. Upon acceptance and recording pursuant to paragraph (d) of this Section, from and after the effective date specified in each Assignment and Acceptance, the assignee thereunder shall be a party hereto and, to the extent of the interest assigned by such Assignment and Acceptance, have the rights and obligations of a Lender under this Agreement, and the assigning Lender thereunder shall, to the extent of the interest assigned by such Assignment and Acceptance, be released from its obligations under this Agreement (and, in the case of an Assignment and Acceptance covering all of the assigning Lender's rights and obligations under this Agreement, such Lender shall cease to be a party hereto but shall continue to be entitled to the benefits of Sections 2.13, 2.14, 2.15 and 10.03). Any assignment or transfer by a Lender of rights or obligations under this Agreement that does not comply with this paragraph shall be treated for purposes of this Agreement as a sale by such Lender of a participation in such rights and obligations in accordance with paragraph (e) of this Section.

     (c) Maintenance of Register by the Administrative Agent. The Administrative Agent, acting for this purpose as an agent of the Borrower, shall maintain at one of its offices in The City of New York a copy of each Assignment and Acceptance delivered to it and a register for the recordation of the names and addresses of the Lenders, and the Commitments of, and principal amount of the Loans and LC Disbursements owing to, each Lender pursuant to the terms hereof from time to time (the "Register"). The entries in the Register shall be conclusive, and the Borrower, the Administrative Agent, the Issuing Lender and the Lenders may treat each Person whose name is recorded in the Register pursuant to the terms hereof as a Lender hereunder for all purposes of this Agreement, notwithstanding notice to the contrary. The Register shall be available for inspection by the Borrower, the Issuing Lender and any Lender, at any reasonable time and from time to time upon reasonable prior notice.

     (d) Effectiveness of Assignments. Upon its receipt of a duly completed Assignment and Acceptance executed by an assigning Lender and an assignee, the assignee's completed Administrative Questionnaire (unless the assignee shall already be a Lender hereunder), the processing and recordation fee referred to in paragraph (b) of this Section and any written consent to such assignment required by paragraph (b) of this Section, the Administrative Agent shall accept such Assignment and Acceptance and record the information contained therein in the Register. No assignment shall be effective for purposes of this Agreement unless it has been recorded in the Register as provided in this paragraph.

     (e) Participations. Any Lender may, without the consent of the Borrower, the Administrative Agent or the Issuing Lender, sell participations to one or more banks or other entities (a "Participant") in all or a portion of such Lender's rights and obligations under this Agreement and the other Loan Documents (including all or a portion of its Commitments and the Loans owing to it); provided that (i) such Lender's obligations under this Agreement and the other Loan Documents shall remain unchanged, (ii) such Lender shall remain solely responsible to the other parties hereto for the performance of such obligations and (iii) the Borrower, the Administrative Agent, the Issuing Lender and the other Lenders shall continue to deal solely and directly with such Lender in connection with such Lender's rights and obligations under this Agreement and the other Loan Documents. Any agreement or instrument pursuant to which a Lender sells such a participation shall provide that such Lender shall retain the sole right to enforce this Agreement and the other Loan Documents and to approve any amendment, modification or waiver of any provision of this Agreement or any other Loan Document; provided that such agreement or instrument may provide that such Lender will not, without the consent of the Participant, agree to any amendment, modification or waiver described in the first proviso to
Section 10.02(b) that affects such Participant. Subject to paragraph (f) of this Section, the Borrower agrees that each Participant shall be entitled to the benefits of Sections 2.13, 2.14 and 2.15 to the same extent as if it were a Lender and had acquired its interest by assignment pursuant to paragraph (b) of this Section.

     (f) Limitations on Rights of Participants. A Participant shall not be entitled to receive any greater payment under Section 2.13 or 2.15 than the applicable Lender would have been entitled to receive with respect to the participation sold to such Participant, unless the sale of the participation to such Participant is made with the Borrower's prior written consent. A
Participant that would be a Foreign Lender if it were a Lender shall not be entitled to the benefits of Section 2.15 unless the Borrower is notified of the participation sold to such Participant and such Participant agrees, for the benefit of the Borrower, to comply with Section 2.15(e) as though it were a Lender.

     (g) Pledges. Any Lender may at any time pledge or assign a security interest in all or any portion of its rights under this Agreement to secure obligations of such Lender, including any such pledge or assignment to a Federal Reserve Bank, and this Section shall not apply to any such pledge or assignment of a security interest; provided that no such pledge or assignment of a security interest shall release a Lender from any of its obligations hereunder or substitute any such assignee for such Lender as a party hereto.

     (h) No Assignments to the Obligors or Affiliates. Anything in this Section to the contrary notwithstanding, no Lender may assign or participate any interest in any Loan or LC Exposure held by it hereunder to the Borrower or any of its Affiliates or Subsidiaries without the prior consent of each Lender.

     SECTION 10.05. Survival. All covenants, agreements, representations and warranties made by the Borrower herein and in the certificates or other instruments delivered in connection with or pursuant to this Agreement shall be considered to have been relied upon by the other parties hereto and shall survive the execution and delivery of this Agreement and the making of any Loans and issuance of any Letters of Credit, regardless of any investigation made by any such other party or on its behalf and notwithstanding that the Administrative Agent, the Issuing Lender or any Lender may have had notice or knowledge of any Default or incorrect representation or warranty at the time any credit is extended hereunder, and shall continue in full force and effect as long as the principal of or any accrued interest on any Loan or any fee or any other amount payable under this Agreement is outstanding and unpaid or any Letter of Credit is outstanding and so long as the Commitments have not expired or terminated. The provisions of Sections 2.13, 2.14, 2.15, 3.03 and
10.03 and Article IX shall survive and remain in full force and effect regardless of the consummation of the transactions contemplated hereby, the repayment of the Loans, the expiration or termination of the Letters of Credit and the Commitments or the termination of this Agreement or any provision hereof.

     SECTION 10.06. Counterparts; Integration; Effectiveness. This Agreement may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. This Agreement and any separate letter agreements with respect to fees payable to the Administrative Agent constitute the entire contract among the parties relating to the subject matter hereof and supersede any and all previous agreements and understandings, oral or written, relating to the subject matter hereof. Except as provided in
Section 5.01, this Agreement shall become effective when it shall have been executed by the Administrative Agent and when the Administrative Agent shall have received counterparts hereof which, when taken together, bear the signatures of each of the other parties hereto, and thereafter shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns. Delivery of an executed counterpart of a signature page of this Agreement by telecopy shall be effective as delivery of a manually executed counterpart of this Agreement.

     SECTION 10.07. Severability. Any provision of this Agreement held to be invalid, illegal or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such invalidity, illegality or unenforceability without affecting the validity, legality and enforceability of the remaining provisions hereof; and the invalidity of a particular provision in a particular jurisdiction shall not invalidate such provision in any other jurisdiction.

     SECTION 10.08. Right of Setoff. If an Event of Default shall have occurred and be continuing, each Lender is hereby authorized at any time and from time to time, to the fullest extent permitted by law, to set off and apply any and all deposits (general or special, time or demand, provisional or final) at any time held and other indebtedness at any time owing by such Lender to or for the credit or the account of any Obligor against any of and all the obligations of any Obligor now or hereafter existing under this Agreement held by such Lender, irrespective of whether or not such Lender shall have made any demand under this Agreement and although such obligations may be unmatured. The rights of each Lender under this Section are in addition to other rights and remedies (including other rights of setoff) which such Lender may have.

     SECTION 10.09. Governing Law; Jurisdiction; Etc.

     (a) Governing Law. This Agreement shall be construed in accordance with and governed by the law of the State of New York.

     (b) Submission to Jurisdiction. Each Obligor hereby irrevocably and unconditionally submits, for itself and its property, to the nonexclusive jurisdiction of the Supreme Court of the State of New York sitting in New York County and of the United States District Court of the Southern District of New York, and any appellate court from any thereof, in any action or proceeding arising out of or relating to this Agreement, or for recognition or enforcement of any judgment, and each of the parties hereto hereby irrevocably and unconditionally agrees that all claims in respect of any such action or proceeding may be heard and determined in such New York State or, to the extent permitted by law, in such Federal court. Each of the parties hereto agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law. Nothing in this Agreement shall affect any right that the Administrative Agent, the Issuing Lender or any Lender may otherwise have to bring any action or proceeding relating to this Agreement against any Obligor or its properties in the courts of any jurisdiction.

     (c) Waiver of Venue. Each Obligor hereby irrevocably and unconditionally waives, to the fullest extent it may legally and effectively do so, any objection which it may now or hereafter have to the laying of venue of any suit, action or proceeding arising out of or relating to this Agreement in any court referred to in paragraph (b) of this Section. Each of the parties hereto hereby irrevocably waives, to the fullest extent permitted by law, the defense of an inconvenient forum to the maintenance of such action or proceeding in any such court.

     (d) Service of Process. Each party to this Agreement irrevocably consents to service of process in the manner provided for notices in Section 10.01. Nothing in this Agreement will affect the right of any party to this Agreement to serve process in any other manner permitted by law.

     SECTION 10.10. WAIVER OF JURY TRIAL. EACH PARTY HERETO HEREBY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN ANY LEGAL PROCEEDING DIRECTLY OR INDIRECTLY ARISING OUT OF OR
RELATING TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY (WHETHER BASED ON CONTRACT, TORT OR ANY OTHER THEORY). EACH PARTY HERETO (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION.

     SECTION 10.11. Headings. Article and Section headings and the Table of Contents used herein are for convenience of reference only, are not part of this Agreement and shall not affect the construction of, or be taken into consideration in interpreting, this Agreement.

     SECTION 10.12. Treatment of Certain Information; Confidentiality.

     (a) Treatment of Certain Information. The Borrower acknowledges that from time to time financial advisory, investment banking and other services may be offered or provided to the Borrower or one or more of its Subsidiaries (in connection with this Agreement or otherwise) by any Lender or by one or more subsidiaries or Affiliates of such Lender and the Borrower hereby authorizes each Lender to share any information delivered to such Lender by the Borrower and its Subsidiaries pursuant to this Agreement, or in connection with the decision of such Lender to enter into this Agreement, to any such subsidiary or Affiliate, it being understood that any such subsidiary or Affiliate receiving such information shall be bound by the provisions of paragraph (b) of this Section as if it were a Lender hereunder. Such authorization shall survive the repayment of the Loans, the expiration or termination of the Letters of Credit and the Commitments or the termination of this Agreement or any provision hereof.

     (b) Confidentiality. Each of the Administrative Agent, the Issuing Lender and the Lenders agrees to maintain the confidentiality of the Information (as defined below), except that Information may be disclosed (i) to its and its Affiliates' directors, officers, employees and agents, including accountants, legal counsel and other advisors (it being understood that the Persons to whom such disclosure is made will be informed of the confidential nature of such Information and instructed to keep such Information confidential), (ii) to the extent requested by any regulatory authority, (iii) to the extent required by applicable laws or regulations or by any subpoena or similar legal process, (iv) to any other party to this Agreement, (v) in connection with the exercise of any remedies hereunder or under any other Loan Document or any suit, action or proceeding relating to this Agreement or any other Loan Document or the enforcement of rights hereunder or thereunder, (vi) subject to an agreement containing provisions substantially the same as those of this paragraph, to any assignee of or Participant in, or any prospective assignee of or Participant in, any of its rights or obligations under this Agreement, (vii) with the consent of the Borrower or (viii) to the extent such Information (A) becomes publicly available other than as a result of a breach of this paragraph or (B) becomes available to the Administrative Agent, the Issuing Lender or any Lender on a nonconfidential basis from a source other than an Obligor. For the purposes of this paragraph, "Information" means all information received from any Obligor relating to any Obligor or its business, other than any such information that is available to the Administrative Agent, the Issuing Lender or any Lender on a nonconfidential basis prior to disclosure by an Obligor; provided that, in the case of information received from an Obligor after the date hereof, such information is clearly identified at the time of delivery as confidential. Any Person required to maintain the confidentiality of Information as provided in this Section shall be considered to have complied with its obligation to do so if such Person has exercised the same degree of care to maintain the confidentiality of such Information as such Person would accord to its own confidential information.

     SECTION 10.13 Cure of Defaults by Agent or Lenders. Notwithstanding anything contained herein to the contrary, the Administrative Agent or any Lender may in its sole discretion, but shall not be obligated to, (a) cure any monetary default under any Program Services Agreement or (b) cure, by monetary payment or by performance, any default under any lease or option agreement to which the Borrower or any Subsidiary is a party. In each case referred to in the foregoing clauses (a) and (b), the Borrower shall reimburse the Administrative
Agent or such Lender for any such payment, and shall indemnify the Administrative Agent or such Lender for any and all costs and expenses (including, without limitation, the fees and expenses of counsel) incurred by the Administrative Agent or such Lender in connection with any such performance, in each case with interest, at the Alternate Base Rate plus the Applicable Rate, payable from the date of such payment or performance by the Administrative Agent or such Lender to the date of reimbursement by the Borrower. Without limiting the generality of the foregoing, the Administrative Agent or any Lender may in its sole discretion, but shall not be obligated to, cure, by monetary payment or by performance, any default as permitted by any Consent and Agreement and the Borrower shall reimburse the Administrative Agent or such Lender for any such payment, and shall indemnify the Administrative Agent or such Lender for any and all costs and expenses (including, without limitation, the fees and expenses of counsel) incurred by the Administrative Agent or such Lender in connection with any such performance, in each case with interest, at the Alternate Base Rate plus the Applicable Rate, payable from the date of such payment or performance by the Administrative Agent or such Lender to the date of reimbursement by the Borrower.

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their respective authorized officers as of the day and year first above written.

                                             SINCLAIR BROADCAST GROUP, INC.

                                             By
                                               ---------------------------
                                                 Name:  David B. Amy
                                                 Title:  Chief Financial Officer

                                             SUBSIDIARY GUARANTORS

                                             CHESAPEAKE TELEVISION, INC.
                                             KSMO, INC.
                                             KUPN LICENSEE, INC.
                                             SINCLAIR RADIO OF ALBUQUERQUE, INC.
                                             SINCLAIR RADIO OF BUFFALO, INC.
                                             SINCLAIR RADIO OF GREENVILLE, INC.
                                             SINCLAIR RADIO OF LOS ANGELES, INC.
                                             SINCLAIR RADIO OF MEMPHIS, INC.
                                             SINCLAIR RADIO OF NASHVILLE, INC.
                                             SINCLAIR RADIO OF NEW ORLEANS, INC.
                                             SINCLAIR RADIO OF ST. LOUIS, INC.
                                             SINCLAIR RADIO OF WILKES-BARRE,
                                               INC.
                                             TUSCALOOSA BROADCASTING, INC.
                                             WCGV, INC.
                                             WDBB, INC.
                                             WLFL, INC.
                                             SINCLAIR MEDIA I, INC.
                                             WPGH LICENSEE, INC.
                                             WSMH, INC.
                                             SINCLAIR MEDIA II, INC.
                                             WSTR LICENSEE, INC.
                                             WSYX, INC.
                                             SINCLAIR MEDIA III, INC.
                                             WTTE, CHANNEL 28 LICENSEE, INC.
                                             WTTO, INC.
                                             WTVZ, INC.
                                             WTVZ LICENSEE, INC.
                                             WYZZ, INC.
                                             KOCB, INC.

                                   CHESAPEAKE TELEVISION LICENSEE, INC.
                                   FSF TV, INC.
                                   KABB LICENSEE, INC.
                                   KDNL LICENSEE, INC.
                                   KSMO LICENSEE, INC.
                                   SCI - INDIANA LICENSEE, INC.
                                   SCI - SACRAMENTO LICENSEE, INC.
                                   SINCLAIR RADIO OF ALBUQUERQUE LICENSEE, INC.
                                   SINCLAIR RADIO OF BUFFALO LICENSEE, INC.
                                   SINCLAIR RADIO OF GREENVILLE LICENSEE, INC.
                                   SINCLAIR RADIO OF LOS ANGELES LICENSEE, INC.
                                   SINCLAIR RADIO OF MEMPHIS LICENSEE, INC.
                                   SINCLAIR RADIO OF NASHVILLE LICENSEE, INC.
                                   SINCLAIR RADIO OF NEW ORLEANS LICENSEE, INC.
                                   SINCLAIR RADIO OF ST. LOUIS LICENSEE, INC.
                                   SINCLAIR RADIO OF WILKES-BARRE LICENSEE, INC. WDKY, INC.
                                   WDKY LICENSEE, INC.
                                   KOCB LICENSEE, INC.
                                   WCGV LICENSEE, INC.
                                   WLFL LICENSEE, INC.
                                   WLOS LICENSEE, INC.
                                   WSMH LICENSEE, INC.
                                   WTTO LICENSEE, INC.
                                   WYZZ LICENSEE, INC.
                                   KLGT, INC.
                                   KLGT LICENSEE, INC.
                                   SINCLAIR ACQUISITION I, INC.
                                   SINCLAIR ACQUISITION II, INC.
                                   SINCLAIR COMMUNICATIONS, INC.
                                   SINCLAIR RADIO OF KANSAS CITY LICENSEE, INC.
                                   SINCLAIR RADIO OF MILWAUKEE LICENSEE, INC.
                                   SINCLAIR RADIO OF NORFOLK LICENSEE, INC.
                                   SINCLAIR RADIO OF PORTLAND LICENSEE, INC.
                                   SINCLAIR RADIO OF ROCHESTER LICENSEE, INC.
                                   TUSCALOOSA BROADCASTING LICENSEE, INC.
                                   WCHS LICENSEE, INC.
                                   WEAR LICENSEE, INC.
                                   WNNE LICENSEE, INC.
                                   WPTZ LICENSEE, INC.
                                   WSYX LICENSEE, INC.

                                   By
                                     -------------------------------------------
                                      Name:  David B. Amy
                                      Title:  Secretary

                                    LENDERS

                                    THE CHASE MANHATTAN BANK,
                                        individually and as Administrative Agent

                                    By
                                      ----------------------------------------
                                       Name:
                                       Title:

                                    VAN KAMPEN AMERICAN CAPITAL PRIME
                                    RATE INCOME TRUST

                                    By
                                      ----------------------------------------
                                       Name:
                                       Title:

                                    BANKERS TRUST COMPANY

                                    By
                                      ----------------------------------------
                                       Name:
                                       Title:

                                    FIRST UNION NATIONAL BANK

                                    By
                                      ----------------------------------------
                                       Name:
                                       Title:

                                    NATIONSBANK, N.A.

                                    By
                                      ----------------------------------------
                                       Name:
                                       Title:

                                    UNION BANK OF CALIFORNIA, N.A.

                                    By
                                      ----------------------------------------
                                       Name:
                                       Title:

                                    BANKBOSTON, N.A.

                                    By
                                      ----------------------------------------
                                       Name:
                                       Title:

                                    ABN AMRO BANK. N.V.

                                    By
                                      ----------------------------------------
                                       Name:
                                       Title:

                                    By
                                      ----------------------------------------
                                       Name:
                                       Title:

                                    BANK OF AMERICA NT&SA

                                    By
                                      ----------------------------------------
                                       Name:
                                       Title:

                                    THE BANK OF NOVA SCOTIA

                                    By
                                      ----------------------------------------
                                       Name:
                                       Title:

                                    BANQUE NATIONALE DE PARIS

                                    By
                                      ----------------------------------------
                                       Name:
                                       Title:

                                    By
                                      ----------------------------------------
                                       Name:
                                       Title:

                                    PARIBAS

                                    By
                                      ----------------------------------------
                                       Name:
                                       Title:

                                    By
                                      ----------------------------------------
                                       Name:
                                       Title:

                                    BARCLAYS BANK PLC

                                    By
                                      ----------------------------------------
                                       Name:
                                       Title:

                                    COMPAGNIE FINANCIERE DE CIC ET DE
                                    L'UNION EUROPEENNE

                                    By
                                      ----------------------------------------
                                       Name:
                                       Title:

                                    By
                                      ----------------------------------------
                                       Name:
                                       Title:

                                    COOPERATIEVE CENTRALE RAIFFEISEN-
                                    BOERENLEENBANK B.A., "RABOBANK
                                    NEDERLAND", NEW YORK BRANCH

                                    By
                                      ----------------------------------------
                                       Name:
                                       Title:

                                    By
                                      ----------------------------------------
                                       Name:
                                       Title:

                                    CREDIT SUISSE FIRST BOSTON

                                    By
                                      ----------------------------------------
                                       Name:
                                       Title:

                                    By
                                      ----------------------------------------
                                       Name:
                                       Title:

                                    DRESDNER BANK AG NEW YORK & GRAND
                                    CAYMAN BRANCHES

                                    By
                                      ----------------------------------------
                                       Name:
                                       Title:

                                    By
                                      ----------------------------------------
                                       Name:
                                       Title:

                                    FLEET NATIONAL BANK

                                    By
                                      ----------------------------------------
                                       Name:
                                       Title:

                                    THE FUJI BANK, LIMITED, NEW YORK
                                    BRANCH

                                    By
                                      ----------------------------------------
                                       Name:
                                       Title:

                                    GOLDMAN SACHS CREDIT PARTNERS L.P.

                                    By
                                      ----------------------------------------
                                       Name:
                                       Title:

                                    ING (U.S.) CAPITAL CORPORATION

                                    By
                                      ----------------------------------------
                                       Name:
                                       Title:

                                    KEY CORPORATE CAPITAL INC.

                                    By
                                      ----------------------------------------
                                       Name:
                                       Title:

                                    THE MITSUBISHI TRUST AND BANKING
                                    CORPORATION

                                    By
                                      ----------------------------------------
                                       Name:
                                       Title:

                                    PNC BANK, NATIONAL ASSOCIATION

                                    By
                                      ----------------------------------------
                                       Name:
                                       Title:

                                    SOCIETE GENERALE, NEW YORK BRANCH

                                    By
                                      ----------------------------------------
                                       Name:
                                       Title:

                                    SUNTRUST BANK, CENTRAL FLORIDA, N.A.

                                    By
                                      ----------------------------------------
                                       Name:
                                       Title:

                                    THE LONG-TERM CREDIT BANK OF JAPAN,
                                    LIMITED

                                    By
                                      ----------------------------------------
                                       Name:
                                       Title:

                                    BANK OF SCOTLAND

                                    By
                                      ----------------------------------------
                                       Name:
                                       Title:

                                    TRANSAMERICA LIFE INSURANCE AND
                                    ANNUITY COMPANY

                                    By
                                      ----------------------------------------
                                       Name:
                                       Title:

                                    BAYERISCHE VEREINSBANK AG NEW YORK
                                    BRANCH

                                    By
                                      ----------------------------------------
                                       Name:
                                       Title:

                                    By
                                      ----------------------------------------
                                       Name:
                                       Title:

                                    BHF-BANK AKTIENGESELLSCHAFT

                                    By
                                      ----------------------------------------
                                       Name:
                                       Title:

                                    By
                                      ----------------------------------------
                                       Name:
                                       Title:

                                    THE FIRST NATIONAL BANK OF MARYLAND

                                    By
                                      ----------------------------------------
                                       Name:
                                       Title:

                                    GENERAL ELECTRIC CAPITAL
                                    CORPORATION

                                    By
                                      ----------------------------------------
                                       Name:
                                       Title:

                                    THE INDUSTRIAL BANK OF JAPAN, LIMITED

                                    By
                                      ----------------------------------------
                                       Name:
                                       Title:

                                    MELLON BANK, N.A.

                                    By
                                      ----------------------------------------
                                       Name:
                                       Title:

                                    MERCANTILE BANK NATIONAL
                                    ASSOCIATION

                                    By
                                      ----------------------------------------
                                       Name:
                                       Title:

                                    MERITA BANK LTD

                                    By
                                      ----------------------------------------
                                       Name:
                                       Title:

                                    By
                                      ----------------------------------------
                                       Name:
                                       Title:

                                    NATEXIS BANQUE BFCE

                                    By
                                      ----------------------------------------
                                       Name:
                                       Title:

                                    By
                                      ----------------------------------------
                                       Name:
                                       Title:

                                    THE SANWA BANK, LIMITED, NEW YORK
                                    BRANCH

                                    By
                                      ----------------------------------------
                                       Name:
                                       Title:

                                    SOUTHERN PACIFIC BANK

                                    By
                                      ----------------------------------------
                                       Name:
                                       Title:

                                    THE SUMITOMO BANK, LIMITED, NEW
                                    YORK BRANCH

                                    By
                                      ----------------------------------------
                                       Name:
                                       Title:

                                    METROPOLITAN LIFE INSURANCE COMPANY

                                    By
                                      ----------------------------------------
                                       Name:
                                       Title:

                                    PRIME INCOME TRUST

                                    By
                                      ----------------------------------------
                                       Name:
                                       Title:

                                    BANK OF HAWAII

                                    By
                                      ----------------------------------------
                                       Name:
                                       Title:

                                    CRESTAR BANK

                                    By
                                      ----------------------------------------
                                       Name:
                                       Title:

                                    THE DAI-ICHI KANGYO BANK, LTD.

                                    By
                                      ----------------------------------------
                                       Name:
                                       Title:

                                    FIRST HAWAIIAN BANK

                                    By
                                      ----------------------------------------
                                       Name:
                                       Title:

                                    MICHIGAN NATIONAL BANK

                                    By
                                      ----------------------------------------
                                       Name:
                                       Title:

                                    NATIONAL CITY BANK

                                    By
                                      ----------------------------------------
                                       Name:
                                       Title:

                                    By
                                      ----------------------------------------
                                       Name:
                                       Title:

                                    PROVIDENT BANK OF MARYLAND

                                    By
                                      ----------------------------------------
                                       Name:
                                       Title:

                                    THE SAKURA BANK, LIMITED

                                    By
                                      ----------------------------------------
                                       Name:
                                       Title:

                                    THE TOYO TRUST & BANKING COMPANY,
                                    LTD., NEW YORK BRANCH

                                    By
                                      ----------------------------------------
                                       Name:
                                       Title:

                                    By
                                      ----------------------------------------
                                       Name:
                                       Title:

                                    ERSTE BANK DER OESTERREICHISCHEN
                                    SPARKASSEN AG

                                    By
                                      ----------------------------------------
                                       Name:
                                       Title:

                                    By
                                      ----------------------------------------
                                       Name:
                                       Title:

                                    VAN KAMPEN AMERICAN CAPITAL SENIOR
                                    FLOATING RATE FUND

                                    By
                                      ----------------------------------------
                                       Name:
                                       Title:

                                                                   SCHEDULE 1.01

                                   Commitments

                                                                   SCHEDULE 1.03

                           Contract And Owned Stations

I.   TELEVISION STATIONS

-------------------------------- ---------------- ------------------ -------------- --------------- -----------------
                                                                                                        NAME OF
                                                                                                        LICENSEE
            MARKET                  STATIONS           STATUS           CHANNEL      AFFILIATION       SUBSIDIARY
-------------------------------- ---------------- ------------------ -------------- --------------- -----------------
Minneapolis/St. Paul,                 KLGT             Pending            23              WB
Minnesota
-------------------------------- ---------------- ------------------ -------------- --------------- -----------------
Pittsburgh, Pennsylvania              WPGH              Owned             53             FOX
                                     WCWB(u)          Contract            22              WB
-------------------------------- ---------------- ------------------ -------------- --------------- -----------------
Sacramento, California                KOVR              Owned             13             CBS
-------------------------------- ---------------- ------------------ -------------- --------------- -----------------
St. Louis, Missouri                   KDNL              Owned             30             ABC
-------------------------------- ---------------- ------------------ -------------- --------------- -----------------
Baltimore, Maryland                   WBFF              Owned             45             FOX
                                      WNUV            Contract            54              WB
-------------------------------- ---------------- ------------------ -------------- --------------- -----------------
Indianapolis, Indiana                 WTTV           Contract(e)           4              WB
                                      WTTK         Contract(e)(g)         29              WB
-------------------------------- ---------------- ------------------ -------------- --------------- -----------------
Raleigh/Durham, North                 WLFL              Owned             22             FOX
Carolina                              WRDC            Contract            28             UPN
-------------------------------- ---------------- ------------------ -------------- --------------- -----------------
Cincinnati, Ohio                      WSTR              Owned             64              WB
-------------------------------- ---------------- ------------------ -------------- --------------- -----------------
Milwaukee, Wisconsin                  WCGV              Owned             24             IND
                                      WVTV            Contract            18              WB
-------------------------------- ---------------- ------------------ -------------- --------------- -----------------
Kansas City, Missouri                 KSMO              Owned             62              WB
-------------------------------- ---------------- ------------------ -------------- --------------- -----------------
Nashville, Tennessee                  WZTV           Pending(q)           17             FOX
                                                     Pending(r)           30             UPN
-------------------------------- ---------------- ------------------ -------------- --------------- -----------------
Columbus, Ohio                        WTTE              Owned             28             FOX
-------------------------------- ---------------- ------------------ -------------- --------------- -----------------
Asheville, North Carolina  and        WFBC            Contract            40            IND(h)
Greenville/                           WLOS              Owned             13             ABC
Spartanburg/Anderson,
South Carolina
-------------------------------- ---------------- ------------------ -------------- --------------- -----------------
San Antonio, Texas                    KABB              Owned             29             FOX
                                      KRRT            Contract            35              WB
-------------------------------- ---------------- ------------------ -------------- --------------- -----------------
Norfolk, Virginia                     WTVZ              Owned             33             FOX
-------------------------------- ---------------- ------------------ -------------- --------------- -----------------
Buffalo, New York                     WUTV           Pending(q)           29             FOX
-------------------------------- ---------------- ------------------ -------------- --------------- -----------------
Oklahoma City, Oklahoma               KOCB              Owned             34              WB
                                      KOKH           Pending(r)           25             FOX
-------------------------------- ---------------- ------------------ -------------- --------------- -----------------
Greensboro/Winston-                   WXLV           Pending(q)           45             ABC
Salem/High Point,                     WUPN           Pending(r)           48             UPN
   North Carolina
-------------------------------- ---------------- ------------------ -------------- --------------- -----------------
Birmingham, Alabama                   WTTO            Owned(m)            21              WB
                                      WABM            Contract            68            IND(h)
-------------------------------- ---------------- ------------------ -------------- --------------- -----------------
Dayton, Ohio                          WKEF           Pending(n)           22             NBC
-------------------------------- ---------------- ------------------ -------------- --------------- -----------------

-------------------------------- ---------------- ------------------ -------------- --------------- -----------------
                                                                                                        NAME OF
                                                                                                        LICENSEE
            MARKET                  STATIONS           STATUS           CHANNEL      AFFILIATION       SUBSIDIARY
-------------------------------- ---------------- ------------------ -------------- --------------- -----------------
                                      WRGT           Pending(r)           45             FOX
-------------------------------- ---------------- ------------------ -------------- --------------- -----------------
Charleston/Huntington,                WCHS              Owned              8             ABC
West Virginia                         WVAH           Pending(r)           11             FOX
-------------------------------- ---------------- ------------------ -------------- --------------- -----------------
Richmond, Virginia                    WRLH           Pending(q)           35             FOX
-------------------------------- ---------------- ------------------ -------------- --------------- -----------------
Las Vegas, Nevada                     KUPN              Owned             21              WB
                                      KFBT           Pending(s)           33            IND(h)
-------------------------------- ---------------- ------------------ -------------- --------------- -----------------
Mobile, Alabama and                   WEAR              Owned              3             ABC
Pensacola, Florida                    WFGX            Contract            35              WB
-------------------------------- ---------------- ------------------ -------------- --------------- -----------------
Flint/Saginaw/Bay City,               WSMH              Owned             66             FOX
Michigan
-------------------------------- ---------------- ------------------ -------------- --------------- -----------------
Lexington, Kentucky                   WDKY              Owned             56             FOX
-------------------------------- ---------------- ------------------ -------------- --------------- -----------------
Des Moines, Iowa                      KDSM              Owned             17             FOX
-------------------------------- ---------------- ------------------ -------------- --------------- -----------------
Syracuse, New York                    WSYT           Pending(n)           68             FOX
                                      WNYS           Pending(o)           43             UPN
-------------------------------- ---------------- ------------------ -------------- --------------- -----------------
Rochester, New York                   WUHF           Pending(q)           31             FOX
-------------------------------- ---------------- ------------------ -------------- --------------- -----------------
Paducah, Kentucky and                 KBSI           Pending(n)           23             FOX
Cape Girardeau,   Missouri            WDKA           Pending(o)           49             UPN
-------------------------------- ---------------- ------------------ -------------- --------------- -----------------
Madison, Wisconsin                    WMSN           Pending(q)           47             FOX
-------------------------------- ---------------- ------------------ -------------- --------------- -----------------
Burlington, Vermont and               WPTZ            Owned(i)             5             NBC
Plattsburgh, New York                 WNNE           Owned(i)(k)          31             NBC
                                      WFFF           Contract(j)          44             FOX
-------------------------------- ---------------- ------------------ -------------- --------------- -----------------
Tri-Cities, Tennessee/                WEMT           Pending (n)          39             FOX
Virginia
-------------------------------- ---------------- ------------------ -------------- --------------- -----------------
Tyler/Longview, Texas                 KETK           Pending(n)           56             NBC
                                      KLSB           Pending(o)           19             NBC
-------------------------------- ---------------- ------------------ -------------- --------------- -----------------
Peoria/Bloomington,                   WYZZ              Owned             43             FOX
Illinois
-------------------------------- ---------------- ------------------ -------------- --------------- -----------------
Charleston, South Carolina            WMMP           Pending (n)          36             UPN
                                      WTAT           Pending (r)          24             FOX
-------------------------------- ---------------- ------------------ -------------- --------------- -----------------
Utica, New York                       WFXV           Pending (q)          33             FOX
                                      WPNY           Pending (q)          11             UPN
-------------------------------- ---------------- ------------------ -------------- --------------- -----------------
Tuscaloosa, Alabama                   WDBB          Contract (m)          17              WB
-------------------------------- ---------------- ------------------ -------------- --------------- -----------------

NOTES

(e) Non-License Assets acquired from River City Broadcasting, L.P. ("River City") and option exercised to acquire License Assets. Will become a Contract Station upon FCC approval of transfer of License Assets and closing of acquisition of License Assets.

(g) WTTK currently simulcasts all of the programming aired on WTTV and the station rank applies to the combined viewership of these stations.

(h) "IND" or "Independent" refers to a station that is not affiliated with any of ABC, CBS, NBC, Fox, WB or UPN.

(i)  The Borrower has agreed to sell this station to a third party.

(j) The Borrower has agreed to assign its right to program this station to the third party to whom the Company has agreed to sell WPTZ and WNNE.

(k)  WNNE currently simulcasts the programming broadcast on WPTZ.

(l) This station began broadcast operations in August 1997 pursuant to program test authority and does not yet have a license. This station has not yet established a rank.

(m)  WDBB simulcasts the programming broadcast on WTTO.

(n)  This  station  will  be  owned  upon  the   completion  of  the  Max  Media
     Acquisition.

(o) The Borrower will provide programming services to this station upon the completion of the Max Media Acquisition.

(p)  KLSB simulcasts the programming broadcast of KETK.

(q)  This station will be owned upon the completion of the Sullivan Acquisition.

II.  RADIO STATIONS

--------------------------------- ---------------------- --------------- -----------------
                                                                         NAME OF LICENSEE
             MARKET                     STATIONS             STATUS         SUBSIDIARY
--------------------------------- ---------------------- --------------- -----------------
Los Angeles, California           KBLA-AM(e)
--------------------------------- ---------------------- --------------- -----------------
St. Louis, Missouri               KPNT-FM
                                  WVRV-FM
                                  WRTH-AM
                                  WIL-FM
                                  KIHT-FM
--------------------------------- ---------------------- --------------- -----------------
Portland, Oregon                  KFXX-AM(h)
                                  KKSN-FM(h)(t)
                                  KKRH-FM(h)(t)
--------------------------------- ---------------------- --------------- -----------------
Kansas City, Missouri             KCAZ-AM(e)(s)
                                  KCFX-FM
                                  KQRC-FM
                                  KCIY-FM
                                  KXTR-FM
--------------------------------- ---------------------- --------------- -----------------
Milwaukee, Wisconsin              WEMP-AM
                                  WMYX-FM
                                  WAMG-FM
--------------------------------- ---------------------- --------------- -----------------
Nashville, Tennessee              WLAC-FM(h)
                                  WJCZ-FM(h)
                                  WLAC-AM(h)
--------------------------------- ---------------------- --------------- -----------------
New Orleans, Louisiana(a)         WLMG-FM
                                  KMEZ-FM(u)
                                  WWL-AM
                                  WSMB-AM
                                  WBYU-AM(g)(u)
                                  WEZB-FM(g)
                                  WRNO-FM(g)(u)
                                  WLTS-FM(p)
                                  WTKL-FM(p)
--------------------------------- ---------------------- --------------- -----------------
Memphis, Tennessee                WRVR-FM
                                  WJCE-AM
                                  WOGY-FM
--------------------------------- ---------------------- --------------- -----------------

--------------------------------- ---------------------- --------------- -----------------
                                                                         NAME OF LICENSEE
             MARKET                     STATIONS             STATUS         SUBSIDIARY
--------------------------------- ---------------------- --------------- -----------------
Norfolk, Virginia(q)              WGH-AM
                                  WGH-FM
                                  WVCL-FM(j)
                                  WFOG-FM(o)
                                  WPTE-FM(o)
                                  WWDE-FM(o)
                                  WNVZ-FM(o)
--------------------------------- ---------------------- --------------- -----------------
Buffalo, New York                 WMJQ-FM
                                  WKSE-FM
                                  WBEN-AM
                                  WWKB-AM
                                  WGR-AM
                                  WWWS-AM
--------------------------------- ---------------------- --------------- -----------------
Greensboro/Winston Salem/High     WMQX-FM(o)
Point,                            WQMG-FM(o)
North Carolina                    WJMH-FM(o)
                                  WQMG-AM(o)
--------------------------------- ---------------------- --------------- -----------------
Rochester, New York               WBBF-AM(h)
                                  WBEE-FM(h)
                                  WKLX-FM(h)
                                  WQRV-FM(h)
--------------------------------- ---------------------- --------------- -----------------
Asheville, North Carolina         WFBC-FM(k)
Greenville/Spartanburg, South     WORD-AM(k)
Carolina                          WYRD-AM(k)
                                  WSPA-AM(k)
                                  WSPA-FM(k)
                                  WOLI-FM(k)
                                  WOLT-FM(k)
--------------------------------- ---------------------- --------------- -----------------
Wilkes-Barre/Scranton,            WKRZ-FM(l)
Pennsylvania                      WGGY-FM
                                  WGGI-AM
                                  WILK-AM(m)
                                  WGBI-AM(m)
                                  WWSH-FM(n)
                                  WILP-AM(m)
                                  WWFH-FM(n)
                                  WKRF-FM(l)
                                  WILT-AM(m)(r)
--------------------------------- ---------------------- --------------- -----------------

NOTES

(e) Programming is provided to this station by a third party pursuant to an LMA.

(g) The Borrower has the right to acquire the assets of the station in the Heritage Acquisition, subject to FCC approval.

(h) The Borrower has agreed to sell the station to a third party, which currently programs the station pursuant to an LMA..

(k) The Borrower has exercised its option to acquire Keymarket of South Carolina, Inc. ("Keymarket" or "KSC"), which owns and operates WYRD-AM, WORD-AM and WFBC-FM, and provides sales services pursuant to a JSA or Lma and has an option to acquire WOLI-FM and WOLT-FM. The Company has also agreed to acquire WSPA-AM and WSPA-FM, which KSC programs pursuant to an Lma. FCC approval of the Company's acquisition of WYRD-AM, WORD-AM, WFBC-FM, WSPA-AM, and WSPA-FM is pending.

(l)  WKRZ-FM and WKRF-FM simulcast their programming

(m)  WILK-AM, WGBI-AM, WILP-AM and WILT-AM simulcast their programming.

(n)  WWSH-FM and WWFH-FM simulcast their programming.

(o) The Borrower has the right to acquire this radio station in conjunction with the Max Media Acquisition.

(p) The Borrower provides sales and programming services to this station pursuant to an LMA and has an option to acquire substantially all the assets of this station.

(q) The Borrower intends to sell two FM stations and one AM station in the New Orleans market and two FM station in the Norfolk market in order to comply with current FCC or DOJ guidelines.

(r) The Borrower provides sales and programming services to the station pursuant to an LMA.

(s) A third party has exercised their option to purchase this station, the closing of which is subject to FCC approval.

(t) A petition to dey the transfer of the licenses of these stations was filed with the FCC objecting to the acquisition of such licenses by the proposed assignee.

(u) The Borrower has entered into an agreement to sell these radio stations to a third party, the closing of which is subject to FCC approval.

                                                                SCHEDULE 4.06(a)

                                   Litigation

                                                                SCHEDULE 4.06(b)

                              Environmental Matters

                                                                SCHEDULE 4.13(a)

                               Material Agreements

                                                                SCHEDULE 4.13(b)


                                      Liens

                                                                SCHEDULE 4.13(c)


                               Film Cash Payments

                                                                SCHEDULE 4.13(d)


                       Interest Rate Protection Agreements

                                                                   SCHEDULE 4.14


                                 Capitalization

I.   Common Stock

The authorized common stock of the Borrower consists, on the date hereof, of:

     1. 100,000,000 shares of Class A Common Stock, par value $.01 per share, of which [13,733,430] shares are duly and validly issued and outstanding.

     2. 35,000,000 shares of Class B Common Stock, par value $.01 per share, of which [25,436,432] shares are duly and validly issued and outstanding.

As of the date hereof, [.0000209625]% of such issued and outstanding shares of Class A Common Stock are owned beneficially and of record by the Smith Brothers, and 100% of such issued and outstanding shares of Class B Common Stock are beneficially owned of record, directly or indirectly, by the Smith Brothers.

II.  Preferred Stock

The authorized preferred stock of the Borrower consists, on the date hereof, of:

     1. 10,000,000 shares of Series B Preferred Stock, par value $.01 per share, which is divided and designated as follows: [1,071,381] shares of Series B Convertible Preferred Stock, par value $.01 per share of which 1,115,370 shares are duly and validly issued and outstanding, and __________.

     2. 3,450,000 shares of Series D Convertible Exchangeable Preferred Stock, par value $.01 per share, of which 3,450,000 shares are duly and validly issued and outstanding.

III. Other Equity Rights

     1. 1996 Long-Term Incentive Plan

     2. Incentive Stock Option Plan

     3. Incentive Stock Option Plan for Designated Participants providing for the right of certain employees of the Borrower and its Subsidiaries to acquire, in the aggregate, not more than [68,000] shares of the Borrower's Class A Common Stock (the "Designated Employees Stock Option Plan").

     4. Stock Option Agreement dated as of April 10, 1996 between Barry Baker and the Borrower, providing, among other things, for the right of Barry Baker to acquire 1,382,435 shares of the Borrower's Class A Common Stock on the terms and conditions set forth therein (the "Baker Stock Option Agreement").

     5. The respective Stock Option Agreements dated as of April 10, 1996 between the Borrower and the respective River City Corporate Employees, providing, among other things, for the right of the River City Corporate Employees (as defined therein) to acquire, in the aggregate, not more than 691,218 shares of the Borrower's Class A Common Stock on the terms and conditions set forth therein (the "Corporate Employee Stock Option Agreements").

     6. The Incentive Stock Option Plan for Designated Participants providing for the right of certain employees of the Borrower and its Subsidiaries to acquire, in the aggregate, not more than 68,000 shares of the Borrower's Class A Common Stock (the "Designated Employees Stock Option Plan".

     7. The respective Stock Option Agreements dated as of April 10, 1996 between the Borrower and certain employees of the Borrower and its Subsidiaries, providing, among other things, for the right of such employees to acquire, in the aggregate, not more than 400,000 shares of the Borrower's Class A Common Stock on the terms and conditions set forth therein (the "Station Employee Stock Option Agreements").

     8. [Equity Rights created pursuant to the River City Asset Purchase Agreement and the River City Option Agreements and all other agreements and instruments (together with any and all exhibits, annexes and schedules thereto) executed and delivered in connection with the River City Non-License Acquisition.]

     9. [others to be inserted, as appropriate]

                                                                SCHEDULE 4.15(a)

                                  Subsidiaries

                                                                SCHEDULE 4.15(b)


                                   Investments

                                                                   SCHEDULE 4.16


                               Broadcast Licenses

                                                                   SCHEDULE 7.04

                              Approved Acquisitions

I.   Glencairn Acquisition

     The exercise of the options for the purchase of all of the issued and outstanding non-voting stock of Glencairn, and relating to the following
     Stations:

                  WNUV-TV
                  WRDC-TV
                  WABM-TV
                  KRRT-TV
                  WFBC-TV
                  WVTV-TV

II.  Heritage Acquisition

     To the extent not consummated prior to the date hereof, the acquisition of certain television and radio assets pursuant to agreements each dated July 16, 1997 with The News Corporation, Limited, Heritage Media Group, Inc. and certain subsidiaries of Heritage Media Corporation, and relating to the following Stations:

                  WBYU-AM
                  WEZB-FM
                  WRNO-FM

III. Max Media Acquisition

     The acquisition, directly or indirectly, of all of the equity interests of Max Media Properties, L.L.C. pursuant to the Asset Purchase Agreements and the Stock Purchase Agreements dated December 2, 1997, and relating to the following Stations:

                  WFOG-FM
                  WPTE-FM
                  WWDE-FM
                  WNVZ-FM
                  WMQX-FM
                  WQMG-FM
                  WQMG-AM

IV.  Montecito Acquisition

     The acquisition of all of the capital stock of Montecito Broadcasting Inc. pursuant to the Stock Purchase Agreement dated February 3, 1998, and relating to the following Station:

                  KFBT-TV

V.   River City Acquisition

     To the extent not consummated prior to the date hereof, the acquisition of stock or assets and assumption of liabilities under the Amended and Restated Asset Purchase Agreement dated as of April 10, 1996, as amended and restated as of a date prior to the date hereof, by and between River City, as Seller, and the Borrower, as Buyer (and related option and other agreements), and relating to the following Stations:

                  WSYX-TV
                  WTTV-TV
                  WTTK-TV

VI.  Sullivan Acquisition

     The acquisition of all of the capital stock of Sullivan Broadcast Holdings, Inc. and Sullivan Broadcasting Company II, Inc. pursuant to the merger agreements dated February 23, 1998, and relating to the following Stations:

                  WZTV-TV
                  WVTV-TV
                  WXLV-TV
                  WRLH-TV
                  WUHF-TV
                  WMSN-TV

VII. Others

     1. The consummation of the acquisition of assets by the Borrower or any of its Subsidiaries pursuant to the exercise of any or all of the WPTT Conversion Option, the Glencairn Options and the WDBB Options.

     2. The acquisition of stock or assets and assumption of liabilities relating to WFBC-AM and WFBC-FM, Greenville, South Carolina and WORD-AM, Spartanburg, South Carolina in accordance with the terms hereof by the Borrower or any of its Subsidiaries pursuant to the exercise of either option granted to the Borrower or such Subsidiary under the Option Agreement dated as of July 7, 1995, as amended, by and among Keymarket of South Carolina, Inc. ("Keymarket S.C.") and the Borrower (as assignee of River City).

     3. The acquisition of assets and assumption of liabilities relating to WSPA-AM and WSPA-FM, Spartanburg, South Carolina in accordance with the terms hereof by the Borrower or any of its Subsidiaries pursuant to the exercise of the option granted to the Borrower or such Subsidiary under the Option Agreement dated as of August 30, 1994, as amended, by and among The Spartan Radiocasting Company, Inc. and the Borrower (as assignee of River City, which, in turn, is assignee of Keymarket S.C.).

     4. The acquisition of assets (or of the capital stock (or other equity ownership interest) of the Person that owns such assets) and assumption of liabilities relating to WILT-AM in accordance with the terms hereof.

     5. The acquisition of assets (or of the capital stock (or other equity ownership interest) of the Person that owns such assets) and assumption of liabilities relating to WXWX-FM, Easley, South Carolina, and WXWZ-FM, Greer, South Carolina.

     6. The acquisition of assets (or of the capital stock (or other equity ownership interest ) of the Person that owns such assets) and assumption of liabilities relating to WLTS-FM, Slidell, Louisiana and WTKL-FM, New Orleans, Louisiana.

                                                                   SCHEDULE 7.10

                             Restrictive Agreements